UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

(Rule 14a-101)
Information Required in Proxy Statement
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant	☒
Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

ZION OIL & GAS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

An American company in Israel exploring for oil to fulfill the prophecies given by God to Jacob and Moses.
OTC: ZNOG
EST. 2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Zion Oil & Gas, Inc., a Delaware corporation ("Zion" or the Company), will be held on Wednesday, June 5, 2024 at 9:00 a.m. Central Time, 5:00 p.m. Israeli time, via webinar and in-person in Dallas.

ELECT FIVE DIRECTORS INCLUDED IN THE PROXY STATEMENT TO SERVE ON OUR BOARD

ADDITIONAL SHARE TO THE 2021 OMNIBUS INCENTIVE PLAN

DATE & TIME

June 5, 2024
9:00 am Central Time
5:00 pm Israel Time

LOCATION

Live webinar and in-person meeting in Dallas

RECORD DATE FOR STOCKHOLDERS ENTITLED TO VOTE

April 8, 2024

This proxy statement and accompanying proxy card are being mailed to our stockholders on or about April 18, 2024. Our Annual Report on Form 10-K (the "Annual Report") covering the year ended on December 31, 2023 is enclosed, but does not form any part of the materials for solicitation of proxies.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE, OR VOTE YOUR SHARES USING THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS PROVIDED.

HAIFA
Sea of Galilee
World-class natural gas reserves
CAESAREA
MEGIDDO VALLEYS LICENSE
75,000 ACRES
ZION RECOMPLETION SITE
Mediterranean Sea
ISRAEL
TEL AVIV
JERUSALEM
Dead Sea

ZION OIL & GAS, INC.
12655 North Central Expressway, Suite 1000
Dallas, Texas 75243
(214) 221-4610

To the Stockholders of Zion Oil & Gas, Inc.:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Zion Oil & Gas, Inc. The meeting will be held at 9:00 a.m., Central Time (“CT”), on Wednesday, June 5, 2024, via live webinar. The in-person meeting will be held at the offices of Zion Oil & Gas, Inc. Holders of the common stock of Zion Oil & Gas, Inc. as of the close of business on the Record Date of April 8, 2024, are entitled to vote before and at the Annual Meeting via www.voteproxy.com, or calling toll free 1-800-776-9437, or by in-person attendance. You are encouraged to vote prior to the meeting, since this internet site and this phone number are the only ways to vote during the Annual Meeting webinar, except for in-person attendance at the meeting. The Annual Meeting webinar provides us the opportunity to present a review of our current exploration activities in Israel and our plans for future operations to more of our shareholders than those attending the in-person meeting.

To register and participate in the Annual Meeting via live webinar, you will need your control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Please register for the webinar at https://www.zionoil.com/2024AMS by May 31, 2024. When registering, shareholders may submit questions for the Q & A portion of the Meeting. The webinar details will be emailed to registered shareholders prior to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. CT (5:00 pm Israel) on June 5, 2024. A recorded presentation of the meeting will be available on our website later.

You are asked to vote on a couple of important proposals that include: (1) electing five directors, (2) ratifying the appointment of our independent public accountants, RBSM, LLP and (3) approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,500 shares to 58,823,500 shares.

You may vote your shares by Internet, by telephone, or by mail from the proxy information received. It is very important for you to vote, but also to help prevent your shares from possibly being forfeited by a state government (“escheatment”) due to dormancy or lack of company contact.

On behalf of the Board of Directors and management, thank you for your cooperation and continued support for Zion Oil & Gas, Inc. and the mission to help make Israel energy independent. Your vote and your engagement with our company are very important to us.

Sincerely,

/s/ JOHN M. BROWN
John M. Brown
Executive Chairman of the Board

i

ZION OIL & GAS, INC.
12655 North Central Expressway, SUITE 1000
DALLAS, TEXAS 75243

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting (the “Annual Meeting”) of the Stockholders of ZION OIL & GAS, INC. (the “Company”) will be held at 9:00 A.M. (CT) and 5:00 p.m. (Israel) on June 5, 2024 via live webinar and the in-person meeting will be held at the offices of Zion Oil & Gas, Inc.:

1.      Elect five directors of the Company as Class I directors to serve for a term of three years;

2.      Ratify the appointment of RBSM, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      Approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,500 shares to 58,823,500 shares; and

4.      Conduct such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board of Directors has fixed the close of business on April 8, 2024 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof via www.voteproxy.com, or by calling toll free 1-800-776-9437. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Regardless of whether you plan to log into the Annual Meeting webinar or attend in-person, please vote your shares as soon as possible so that we may have a quorum at the Annual Meeting, and your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card or on the Notice of Internet Availability of Proxy Materials that was mailed to you.

By Order of the Board of Directors
/s/ JOHN M. BROWN
John M. Brown
Executive Chairman of the Board

April 11, 2024

ii

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING AND ANNUAL REPORT

The Company’s proxy materials and Annual Report on Form 10-K are available at:
http://www.astproxyportal.com/ast/ZionOil/

iii

ZION OIL & GAS, INC.
12655 North Central Expressway, Suite 1000
DALLAS, TEXAS 75243

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held via webinar on Wednesday, June 5, 2024 and in-person in Dallas, Texas.

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Zion Oil & Gas, Inc., a Delaware corporation (“Zion”, “Zion Oil” or the “Company”), of proxies to be voted at the 2024 Annual Meeting (the “Annual Meeting”) of the Company’s stockholders via live webinar on Wednesday, June 5, 2024, at 9:00 a.m. (“CT”) and at 5:00 p.m. (Israel) in-person at the offices of Zion Oil & Gas, Inc. and any adjournment(s) thereof.

Holders of the common stock of Zion Oil & Gas, Inc. as of the close of business on the Record Date of April 8, 2024, are entitled to vote before and at the Annual Meeting via www.voteproxy.com, or calling toll free 1-800-776-9437, but you are encouraged to vote prior to the meeting, since this internet site and this phone number are the only ways to vote during the Annual Meeting webinar, except in-person. The Annual Meeting webinar provides us the opportunity to present a review of our current exploration activities in Israel and our plans for future operations to more of our shareholders than those attending the in-person meeting.

To register and participate in the Annual Meeting via live webinar, you will need your control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Please register for the webinar at https://www.zionoil.com/2024AMS by May 31, 2024. When registering, shareholders may submit questions for the Q & A portion of the Meeting. During the Meeting, a chat room will be available for questions during the Meeting with webinar participants. The webinar details will be emailed to registered shareholders prior to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. CT on June 5, 2024 and in-person at 9:00 a.m. (Dallas). A recorded presentation of the meeting will be available on our website later.

If you are a stockholder of record as of April 8, 2024, the Record Date for the annual meeting, you may vote at any time during the meeting prior to the closing of the polls by voting online at www.voteproxy.com, or by calling toll free 1-800-776-9437. This is not necessary, if you have previously voted your shares.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Zion Oil & Gas Inc. common stock you held as of the Record Date, your name and email address. You then must submit a copy of the legal proxy and a request for registration to Equiniti Trust Company, LLC: (1) by email to proxy@equiniti.com; (2) by facsimile to 718-765-8730 or (3) by mail to Equiniti Trust Company, LLC, Attn: EQ, P.O. Box 500, Newark, NJ 07101. Requests for registration must be labeled as “Legal Proxy” and be received by Equiniti Trust Company, LLC no later than 5:00 p.m. Eastern time on May 31, 2023. We will then send the holder back via email the necessary information (company number and control number) that will allow you to vote at the Equiniti site.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are providing stockholders of record as of the Record Date (defined below) with Internet access to our proxy materials. Our Board has made these proxy materials available to you on the Internet on or about April 17, 2024 at www.astproxyportal.com/ast/ZionOil/, which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders of record. We are sending the Notice to our stockholders of record as of the Record Date of April 8, 2024, and filing the Notice with the SEC, on or about April 11, 2024. In addition to our proxy materials being available for review, the website contains instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting our Investor Relations Department at our principal executive offices in Dallas, Texas. Upon request and at no cost, we will also provide stockholders a copy of our Form10-K for the year ended December 31, 2023 filed with the SEC on March 20, 2024.

At the Annual Meeting, the stockholders will be asked to:

1.      Elect five directors of the Company as Class I directors to serve for a term of three years;

2.      Ratify the appointment of RBSM, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      Approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,500 shares to 58,823,500 shares; and

4.      Conduct such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Annual Meeting time. Abstentions and broker non-votes shall be counted as present for the purpose of determining the presence of a quorum. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Company’s Secretary, or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting. The shares represented by the proxies solicited by the Board will be voted in accordance with the directions given therein, but if no direction is given, such shares unless otherwise restricted by law will be voted:

(i)     FOR the election as directors of the nominees of the Board named below;

(ii)    FOR the proposal to ratify the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

(iii)   FOR the proposal to approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,500 shares to 58,823,500 shares; and

(iv)   Unless otherwise restricted by law, in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

The Company is unaware of any additional matters not set forth in the Notice that will be presented for consideration at the Annual Meeting.

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on April 8, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of approximately 730,000,000 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders holding a majority of the Common Stock issued and outstanding as of the Record Date, present or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Broker non-votes and abstentions are counted as shares present at the Annual Meeting for purposes of determining a quorum. A “broker non-vote” occurs when the broker does not receive voting instructions from the beneficial owner with respect to a non-routine matter and therefore the broker expressly indicates on a proxy card that it is not voting on a matter.

For Proposal No. 1 (Election of Directors), each nominee for election as a director must receive the affirmative vote of a majority of the votes cast by the holders of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Votes may be cast in favor of or against the election of each nominee. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote for directors.

For Proposal No. 2 (Ratification of RBSM, LLP), ratification of the appointment of RBSM LLP as our independent registered public accounting for the year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the outstanding common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will not be counted as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of this proposal. The proposal to ratify the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) is considered a routine matter on which banks, brokers and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.

For Proposal No. 3 (Reserving additional shares under the 2021 Omnibus Incentive Plan), the affirmative vote of a majority of the shares having voting power present in person or by proxy is required for approval to increase the number of shares in the 2021 Omnibus Incentive Plan for employees, directors and consultants. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote for additional shares.

If you hold shares in a brokerage account, brokers are not entitled to vote on Proposals No. 1 and 3 in the absence of specific client instructions. Stockholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. To vote shares held in “street name” at the Annual Meeting, you should contact your broker before the Annual Meeting to obtain a proxy form in your name. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on “routine” matters, but not on non-routine matters. Proposals No. 1 and 3 are considered a non-routine matter on which banks, brokers and other nominees are not allowed to vote unless they have received voting instructions from the beneficial owner of the shares. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on these proposals. If you do not provide voting instructions, your bank, broker or other nominee will not vote your shares on these proposals. Therefore, your broker will not have discretionary authority to vote your shares with respect to Proposals No. 1 and 3.

The proposal to ratify the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) is considered a routine matter on which banks, brokers and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on these proposals. If you do not provide voting instructions, your bank, broker or other nominee will have discretionary authority to vote your shares with respect to the Proposal No. 2.

How Can I Vote?

There are three convenient methods for registered stockholders to direct their vote by proxy:

•        Vote by Internet.    You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card (www.voteproxy.com). You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until the closing of the polls during the Annual Meeting webinar around 9:00 A.M. CT on June 5, 2024. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

•        Vote by Telephone.    You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card [1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-201-299-4446 from other countries]. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until the closing of the polls during the Annual Meeting webinar around 9:00 A.M. CT on June 5, 2024. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

•        Vote by Mail.    If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting webinar.

Notice & Access — Request Paper Copies:

Telephone: 888-Proxy-NA (888-776-9962); 201-299-6201 (for international callers)

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/onlineproxyvoting/proxyvoting/requestmaterials

BOARD STRUCTURE AND RISK OVERSIGHT

Although we began trading on OTC Market on September 2, 2020 after being traded on the NASDAQ, we continue to be an SEC Reporting Company and maintain the required level of Board and Committee independence as require by the OTC Market Rules for U.S. Companies. In addition, we continue to maintain the independence requirement standards of NASDAQ. The Board of Directors has established guidelines requiring a majority of directors to be independent, as determined in accordance with the Bylaws of the Company and applicable rules of the NASDAQ and OTC Market. With thirteen members of our Board of Directors, as of December 31, 2023 ten (Paul Oroian, Virginia Prodan, Javier Mazón, Kent Siegel, Brad Dacus, Sarah Caygill, John Seery, Amotz Agnon, Gene Scammahorn and Pandji Putra) meet the criteria of independence set by the NASDAQ and OTC Market for membership on the board of a NASDAQ listed company (“NASDAQ independence criteria”) and trading on the OTC Market. Each of these ten directors have certified their belief that they met such independence standards. In addition, all of the members of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are independent under applicable SEC, NASDAQ and OTC Market rules and regulations.

The following graphs provide summary information about the makeup of our Board as of December 31, 2023. The Board Tenure graph excludes the founder and Chairman, John Brown. The Board’s role in risk oversight recognizes the multidimensional environment of risk management as a control and compliance task. Risk oversight involves strategic considerations in normal business decisions, finance, security, cybersecurity, safety, health and environmental concerns. The Board has empowered its Committees with risk oversight responsibilities. The Committees meet with management to review, as appropriate, compliance with existing policies and procedures and to discuss change or improvements that may be required or desirable.

DIVERSITY

4 Diverse
9
Non-Diverse
30.7%
Gender, Racial, Ethnic Diversity

BOARD TENURE

4
0-3 Years
5
>6 years
Average Tenure
6.1
4
4-6 years

BOARD AGE

5
Over 70
3
Under 55
Average Age
67.2
5
Between 55 and 70

BOARD INDEPENDENCE

3
Not Independent
77%
Independent
10
Independent

Committee Responsibilities:

Audit Committee

The principal function of the Audit Committee is to assist the Board in monitoring (i) the integrity of the Company’s financial statements, (ii) Company compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, (iv) performance of the Company’s independent auditors, (v) the Company’s business practices and ethical standards and (vi) related party transactions. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. The Audit Committee is currently comprised of Paul Oroian (Chairman), Kent Siegel, Brad Dacus and Sarah Caygill.

The Board has determined that Mr. Oroian and Mr. Siegel of the Audit Committee are “independent directors” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(l) under the Exchange Act. Also, the Board has determined that Mr. Oroian and Mr. Siegel each qualify as an “audit committee financial expert” as defined by the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Oroian’s and Mr. Siegel’s experience and understanding with respect to certain accounting and auditing matters.

Compensation Committee

The current members of our Compensation Committee are Ms. Caygill (Chairperson), Mr. Seery, Mr. Mazón and Mr. Siegel. All four current members of the Compensation Committee satisfy the SEC independence criteria and the NASDAQ and OTC Market independence criteria. The Compensation Committee establishes our Company’s policies and administers our compensation program with respect to our executive officers. Based on periodic evaluation, the Compensation Committee also makes recommendations to the Board regarding director compensation and our Company’s employee benefits program.

Pursuant to its charter, the functions and responsibilities of the Compensation Committee include: (1) determining compensation for the Company’s executive officers; (2) assisting in developing and reviewing the annual performance goals and objectives of our executive officers; (3) assessing the adequacy and competitiveness of our executive compensation program; (4) administering our incentive compensation program and other equity-based compensation plans; (5) reviewing and recommending compensation for our non-employee directors; and (6) reviewing and evaluating the adequacy of the Compensation Committee charter on an annual basis.

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are Kent Siegel (Co-chairman), Brad Dacus (Co-chairman), Gene Scammahorn, Paul Oroian and Virginia Prodan. The Nominating and Corporate Governance Committee is charged with selecting and recommending for the approval of the Board nominees to be submitted to the stockholders for election.

The primary responsibility of the Committee include identifying, evaluating and recommending, for the approval of the entire Board, potential candidates to become members of the Board, recommending membership of standing committees of the Board, developing and recommending to the entire Board corporate governance principles and practices for our Company and assisting in the implementation of such policies, and assisting in the identification, evaluation and recommendation of potential candidates to become officers of our Company. The Committee reviews our Code of Business Conduct and Ethics and its enforcement, and reviews and makes recommendations to our Board.

In addition, the Nominating and Corporate Governance Committee has adopted a formal written policy respecting the standards and qualifications to be used in identifying director nominees, including the consideration of director nominees presented by the Company’s stockholders. A copy of the director nominee policy is available on our website at www.zionoil.com/investor-center/corporate-governance.

Investment Committee

The current members of the Committee are Kent Siegel (Chairman), Sarah Caygill, Gene Scammahorn, Martin van Brauman and Mike Croswell. The primary purposes of the Investment Committee are to assist the Board in reviewing the Company’s investment policies, strategies, transactions and performance and in overseeing the Company’s capital and financial resources. The Committee has the authority to establish with Board approval an Investment Policy Statement for the Company with the goals (1) to set out the parameters for asset and investment management and oversight, (2) to insure the presence of operating funds, (3) to define policies for asset growth and protection and (4) to provide for scheduled, periodic reports and notifications to the Board and the Investment Committee.

Tax Benefits Preservation Committee

The current members of the Committee are Gene Scammahorn (Chairman), Kent Siegel and Martin van Brauman. The Tax Benefits Preservation Committee shall discharge the Board’s responsibilities with respect to (i) protecting the Company’s net operating losses (NOLs), (ii) the evaluation of a possible Tax Benefits Preservation Plan every year with recommendations to the Board, (iii) the implementation of the Plan (either “on-the-shelf” or “short-term” and until the exhaustion of the NOLs), (iv) the triggering of the Plan and its administration when in effect, (v) recommendations to the Board regarding ongoing features and any and all recommended changes and modifications to the Plan; and (vi) performing such other duties and responsibilities as may be consistent with and carrying out the provisions of their charter. Notwithstanding the foregoing, the Board shall retain the right to act on all such matters without limiting the Committee’s authority.

Technical, Reserves and Environmental, Health & Safety (EHS) Committee

The current members of the Committee are Robert Dunn (Chairman), Monty Kness, Jeffrey Moskowitz, Pandji P. C. Putra and Dr. Lee Russell. The primary purposes of the Reserves and Environmental Health & Safety Committee are to: (1) approve the appointment of, and any proposed change in, the independent engineering consultants retained to assist us in the annual review of our reserves; (2) approve the scope of and oversee an annual review or audit of our reserves by the independent engineering consultants, having regard to industry practices and all applicable laws and regulations; (3) review the qualifications and independence of our independent engineering consultants and monitor their performance; (4) approve the independent engineering consultants’ engagement fees and terms of service; (5) review the integrity of our reserves evaluation process and reporting system; (6) review any material reserves adjustments; (7) review variances between the Company’s and the independent engineering consultant’s estimates of reserves; (8) review the Company’s environmental, health and safety policies, practices and procedures; and (9) review EHS results, near misses, actions undertaken, and the Company’s efforts associated with the Company’s EHS culture.

ENVIRONMENTAL AND SOCIAL POLICIES AND PRACTICES

We are committed to operating in an environmentally responsible manner and in compliance with all applicable foreign, federal, state and local environmental laws in the United States and Israel, including laws regulating emissions of greenhouse gases. We strive to meet the environmental expectations of key stakeholders, including foreign and domestic regulatory agencies, the communities in which we operate, landowners, employees and investors. We understand the importance of conducting our business in the right manner and are dedicated to employing best practices with respect to our sustainability efforts. The safety of our employees, contractors, and anyone impacted by our operations is a core value of the Company.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

The following table sets forth information as of the Record Date concerning shares of our Common Stock beneficially owned by: (i) each director; (ii) each nominee for director, (iii) each Named Executive Officer (defined below); (iv) all directors and executive officers as a group; and (v) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

In accordance with SEC rules, the table considers all shares of Common Stock that could be issued upon the exercise of outstanding options and warrants within 60 days of the Record Date to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but does not consider those securities to be outstanding for computing the percentage ownership of any other person. We have chosen to include the effect of the shares of Common Stock that could be issued upon the exercise of outstanding options and warrants through June 5, 2024. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. Except as noted above, we have calculated the percentages of shares beneficially owned based on approximately 730,000,000 shares of Common Stock outstanding on the Record Date.

The address of John M. Brown, Robert Dunn, Michael B. Croswell Jr, Paul Oroian, William H. Avery, Martin M. van Brauman, Gene Scammahorn, John Seery, Virginia Prodan, Brad Dacus Sarah Caygill, Javier Mazón and Kent Siegel is 12655 North Central Expressway, Suite 1000, Dallas, TX 75243 and the address for Jeffrey Moskowitz is 9 Halamish Street, Caesarea, 3088900 Israel.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
John M. Brown(1)	2,390,000	(4)
John Seery	1,288,000	(5)
Michael B. Croswell Jr.	1,830,000	(6)
Sarah Caygill(1)	1,225,000	(7)
William H. Avery	2,165,000	(8)
Paul Oroian	1,375,160	(9)
Virginia Prodan	1,275,000	(10)
Martin M. van Brauman	1,832,521	(11)
Gene Scammahorn	1,345,006	(12)
Kent Siegel(1)	1,340,000	(13)
Pandji Poluan Putra	32,558	(14)
Javier Mazón(1)	725,000	(2)
Jeffrey Moskowitz(1)	1,930,000	(3)
Brad Dacus	1,276,000	(15)
Robert Dunn	1,550,000	(16)
Group Total*	21,579,245		3.0

Unvested options beyond the June 5, 2024 date with the above directors and management would add 6,000,000 stock options for a Group Total 27,579,245, or 3.8%

____________

*        Based on an estimated 730,000,000 outstanding shares at Record Date

(1)      Nominees for Class I Directors.

(2)      Comprised of (a) 45,675 shares of Common Stock and (b) 679,325 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(3)      Comprised of 1,930,000 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(4)      Comprised of (a) 740,000 shares of Common Stock owned by Mr. Brown, (b) 100,000 shares of Common Stock owned by Mr. Brown’s wife and (c) 1,550,000 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(5)      Comprised of (a) 13,000 shares of Common Stock owned by Mr. Seery and (b) 1,275,000 shares of Common Stock issuable upon exercise of options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(6)      Comprised of (a) 375,000 shares of Common Stock owned by Mr. Croswell and (b) 1,455,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable.

(7)      Comprised of 1,225,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(8)      Comprised of (a) 825,000 shares of Common Stock owned by Mr. Avery and (b) 1,340,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(9)      Comprised of (a) 15,160 shares of Common Stock owned by Mr. Oroian and (b) 1,360,000 shares of Common Stock issuable upon exercise of options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(10)    Comprised of 1,275,000 shares of Common Stock issuable to Ms. Prodan upon exercise of options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(11)    Comprised of (a) 349,934 shares of Common Stock owned by Mr. van Brauman, plus 2,587 shares jointly held with his wife and (b) 1,480,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable.

(12)    Comprised of (a) 10,006 shares of Common Stock owned by Mr. Scammahorn and (b) 1,335,000 shares of Common Stock issuable upon exercise of options awarded to Mr. Scammahorn under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(13)    Comprised of (a) 5,000 shares of Common Stock owned by Mr. Siegel and (b) 1,335,000 shares of Common Stock issuable upon exercise of options awarded to Mr. Siegel under the Plan which are currently exercisable or that become exercisable within 60 days following the Record Date.

(14)    Comprised of (a) 7,558 shares of Common Stock owned by Pandji Putra and (b) 25,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable. Mr. Putra was elected to the board by the shareholders on June 7, 2023.

(15)    Comprised of 1,275,000 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date. Mr. Dacus with his wife jointly hold 1,000 shares of Common Stock.

(16)    Comprised of (a) 250,000 shares of Common Stock owned by Mr. Dunn and (b) 1,300,000shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

COMPENSATION DISCUSSION AND ANALYSIS

Zion Oil and Gas, Inc., a Delaware corporation, is an oil and gas exploration company with a history of 24 years of oil and gas exploration in Israel. We were incorporated in Florida on April 6, 2000 and reincorporated in Delaware on July 9, 2003. We completed our initial public offering in January 2007. Our common stock, par value $0.01 per share (the “Common Stock”) currently trades on the OTCQB marketplace of OTC Markets, Inc. under the symbol “ZNOG” and our Common Stock warrant under the symbol “ZNOGW.”

The New Megiddo License 428 (“NML 428”) was initially awarded on December 3, 2020 for a six-month term and was extended several times before expiring on February 1, 2023. Zion Oil & Gas, Inc. filed an amended application with the Israel Ministry of Energy for a new exploratory license on January 24, 2023 covering the same area as its License No. 428, which expired on February 1, 2023. However, its original application to replace License No. 428 was filed on May 11, 2022, and a revised application was filed on August 29, 2022.

On September 14, 2023, the Israel Ministry of Energy approved a new Megiddo Valleys License 434 (“NMVL 434”), allowing for oil and gas exploration on approximately 75,000 acres or 302 square kilometers. This Exploration License 434 is valid for three years until September 13, 2026 with four potential 1-year extensions for a total of seven years until September 13, 2030. This NMVL 434 effectively supersedes our previous NML 428.

We continue our exploration focus here based on our studies as it appears to possess the key geologic ingredients of an active petroleum system with significant exploration potential. As previously announced, Zion is deploying new technologies and stimulation methods for its planned re-entry into the MJ-01 well, with the objective of potentially unlocking hydrocarbon flows in several identified key zones. Zion has begun tendering service contractors and ancillary items required for efficient operations.

On December 6, 2023, the Israeli Ministry of Energy formally approved a detailed, industry-specific operational framework for the planned re-entry, production tests, and recompletion of the MJ-01 well. The submission of this work plan is a requirement under Israeli law. With the work plan approved, Zion was able to proceed with convening the required Supervisory Committee meeting. This Committee, consisting of a fifteen-member panel, is tasked with reviewing and endorsing the work plan. It also ensures that our planned operations have sufficiently mitigated potential impacts on the land, local roads, surrounding land uses, available water resources, and addressed other environmental and safety concerns. Under Israeli law, the Supervisory Committee is comprised of representatives from the Ministries of Energy, Water, and Environment, and representatives from the local Spring Valley County Council, as well as from the surrounding kibbutzim of Sde Eliyahu (where the rig site is located) and Tirat Zvi (adjacent to Zion’s rig site). Due to the ongoing war between Israel and Hamas, scheduling a meeting with such a large Committee became more complex, as it required finding a date and time suitable for all members.

On February 21, 2024, members of the Supervisory Committee visited our rig site. During this visit, they interacted with staff from Zion Oil & Gas, and our consultants and potential service providers. Some of these interactions occurred at Kibbutz Sde Eliyahu, while others were conducted through video conferencing with participants from the United States, Europe and the Middle East. Following these discussions, the Committee has officially accepted our work plan for the MJ-01 project. This acceptance allows us to sign agreements and secure mobilization dates with our service providers required to commence and complete the project.

At present, we have no revenues or operating income. Our ability to generate future revenues and operating cash flow will depend on the successful exploration and exploitation of our current and any future petroleum rights or the acquisition of oil and/or gas producing properties, and the volume and timing of such production. In addition, even if we are successful in producing oil and gas in commercial quantities, our results will depend upon commodity prices for oil and gas, as well as operating expenses including taxes and royalties.

Our executive offices are located at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243, and our telephone number is (214) 221-4610. Our branch office’s address in Israel is 9 Halamish Street, North Industrial Park, Caesarea 3088900, and the telephone number is +972-4-623-8500. Our website address is: www.zionoil.com.

On June 30, 2018, we become a smaller reporting company. On August 31, 2020, the Company transitioned from the NASDAQ Capital Market to the OTC Markets. Along with the required letter to NASDAQ informing them of the requested delisting and transition to OTC Market, the Company sent a letter to the Hearings Advisor, Office of the General Counsel, requesting that the Company delist from the Capital Market and the Company withdrew its appeal of the Staff’s delist determination in order to move to OTC Market. As a result, the Company’s shares were suspended at the open of business on Wednesday, September 2, 2020 on NASDAQ and began trading on OTC Market on Wednesday, September 2, 2020 under the symbol “ZNOG.” The Company warrant “ZNWAA” is traded under the symbol “ZNOGW” on the OTC Market.

Robert W.A. Dunn, effective May 1, 2019, joined the Company and assumed the duties on June 13, 2019 as the Chief Operations Officer and the exploration responsibilities and activities. On June 11, 2020, he assumed the duties of the Chief Executive Officer, while retaining the position of Chief Operations Officer. Mr. John Brown remained as Executive Chairman, but stepped down from the position of CEO on June 11, 2020.

Our “Named Executive Officers” as of December 31, 2023 were:

•        John M. Brown — Executive Board Chairman (EC);

•        Robert W.A. Dunn — Chief Executive Officer (CEO);

•        Michael B. Croswell Jr. — Chief Financial Officer (CFO);

•        William H. Avery — General Counsel, President.

This section describes the principles, policies, and practices that formed the foundation of our compensation program early in calendar year 2023 by the Compensation Committee and explains how such applied to our Named Executive Officers for calendar year 2023, who are included in the Summary Compensation Table provided below.

Our Board of Directors has overall responsibility for establishing compensation for our directors and executive officers. Our Board has delegated to the Compensation Committee of the Board the responsibility for establishing, implementing and monitoring adherence with our compensation philosophy with respect to our executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive.

Our Executive Compensation Philosophy and Objectives

We have been engaged in the exploration of oil and gas in onshore Israel since 2000 and continue to face a very challenging environment. Our ultimate success will depend, in part, upon our talented employees and the leadership provided by our Named Executive Officers. We have designed our executive compensation program to achieve the following objectives:

•        Attract and retain highly qualified talent.    We need to attract, motivate, and retain management talent of high quality in a competitive market.

•        Align the interests of our executives with stockholders.    We should align the interests of Zion’s management and stockholders, towards the Company’s overall success, by planning and working towards multi-well, long-term exploration and drilling programs in Israel, aimed at discovering and producing commercial quantities of oil and gas.

•        Manage resources efficiently.    Employee compensation is a significant expense for us. We strive to manage our compensation programs to balance our need to reward and retain executives with our goal of preserving stockholder value. In addition, given the importance of preserving cash reserves for our exploration program, we seek to provide executives with significant equity compensation in order to encourage them to accept lower cash compensation than they might be able to receive elsewhere

Zion’s executive compensation programs are designed to compensate individual management personnel based on a number of factors, including:

•        the individual’s position and responsibilities within the Company;

•        the overall importance of the individual’s responsibilities in helping the Company achieve success:

•        specific tasks that the individual may be required to perform during a particular time period;

•        the individual’s skill set, experience and education;

•        market conditions, as measured by (among other things) feedback from recruiters and the Company’s knowledge of peer company compensation policies;

•        geographical considerations, including the cost of living associated with the USA and Israel, where the Company’s offices are located;

•        advice from third party economic consulting and compensation firms;

•        the Company’s performance in areas for which the individual has responsibility; and

•        the Company’s overall performance in its mission.

Components of Compensation

In an effort to meet these objectives, our executive compensation program consists of the following components:

•        Base Salary.    The Compensation Committee believes that base salary should provide executives with a predictable income sufficient to attract and retain strong talent in a competitive marketplace. We generally strive to set executive base salaries at levels that we believe enable us to hire and retain individuals in a competitive environment.

•        Equity Award.    The Compensation Committee believes that long-term equity incentives, such as stock options, focus executives on increasing long-term shareholder value.

•        Discretionary Cash Bonus Award.    The Compensation Committee has historically awarded cash bonuses on occasion to reward significant individual contributions or to act as an incentive.

•        General Benefits.    We provide generally competitive benefits packages, such as medical, life and disability insurance, to our executives on the same terms as our other employees.

Our Process of Establishing Executive Compensation

The Compensation Committee typically reviews our executive officers’ compensation on an annual basis. Our CEO recommends to the Compensation Committee the goals, objectives and compensation for all executive officers, except himself, and responds to requests for information from the Compensation Committee. Except for these roles, Zion’s executive officers do not have a role in approving goals and objectives or in determining compensation of executive officers or non-employee directors. Our CEO has no role in approving his own compensation. The Compensation Committee periodically reviews the compensation of non-employee directors, primarily by reference to the compensation of non-employee directors at similarly situated companies.

Consistent with its charter, the Compensation Committee has utilized the services of an independent corporate consultant company to provide assistance with regard to reasonable compensation ranges and to suggest peer companies for review. For our Company, the most relevant comparison metric was market capitalization (“market cap”), and the Compensation Committee identified 14 companies beginning in early 2023 in the oil and gas exploration and production field and industries that had an average market cap of between $16 and $100 million to compare to Zion’s market cap during the first half in 2023 of $40 million, in which the Compensation Committee took into consideration the average Company market cap based upon the recommendations of the independent corporate consultant company of possible “Peer Group” companies.

Market capitalization was used as the most relevant comparison metric, since Zion was a development stage company with neither production nor revenue and had no additional operating metrics to use for comparison purposes.

Compensation Analysis

For purposes of the analysis, in order to make an assessment for our named executive officers, data on comparable companies (the “Peer Group”) was selected based on their size, industry segment, and stage of development. The group was selected from a list of all companies that are part of the oil and gas drilling and exploration industry. We used the Global Industry Classification Standard (“GICS”) to assess industry proximity with respect to the industry group and sub-industry. We identified similar companies within our sub-industry for possible peer relationships, and we compared company size with regards to market cap. The Peer Group was approved by the Compensation Committee as representative of the sector in which we operate. This criterion was effective in yielding an appropriate survey and benchmark group.

With respect to general compensation comparisons for 2023, the selected Peer Group constituted for second quarter of 2023 were the below 14 companies, based upon a re-evaluation by the Compensation Committee. The Committee re-evaluation was based upon an independent advisory firm, in which the Company set the market cap at $40 million. The Committee selected the final 14 Peer Companies on the bases of availability of compensation data. There are 5 continuing peer companies from 2022 and 9 new peer companies for the 2023 compensation year.

1.      Independence Contract Drilling, Inc.

2.      Fuel Tech, Inc.

3.      Gulf Island Fabrication, Inc.

4.      Perma-Pipe International Holdings, Inc.

5.      Forza Petroleum

6.      Greenlane Renewables Inc.

7.      Team, Inc.

8.      Broadwind, Inc.

9.      Profire Energy, Inc.

10.    Advanced Emissions Solutions, Inc.

11.    CWC Energy Services Corp.

12.    NCS Multistage Holdings, Inc.

13.    Flotek Industries

14.    Smart Sand, Inc.

Using the market capitalization range based upon the Company’s market capitalization within the appropriate peer connections in the GICS industry group, the Peer Group was determined. Then, compensation ranges of each specified executive position within the Peer Group were determined and compared with the actual and projected compensation numbers from the Company. Thus, compensation information on the Peer Group was collected and statistically analyzed relative to Zion’s market capitalization, and then the Compensation Committee reached conclusions with regard to the compensation range of Zion’s senior officer management team for 2023.

The analysis focuses on four key officer positions regarding the proposed compensation paid by Zion for all officers as a whole and for the individual positions as compared to the Peer Group. The four key officer positions were the Executive Board Chairman, the Chief Executive Officer, the Chief Financial Officer and the President.

Total compensation for executives generally consisted of the following five categories: (1) Cash salaries; (2) Cash bonuses; (3) Stock awards; (4) Stock options; and (5) Other. Although some of the total pay amounts may represent actual dollars paid to the CEO and other key officers, other amounts are estimates based on certain assumptions or they may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received (e.g., dollar values of stock awards).

With respect to a three-year performance and pay rankings for Zion and the peer companies, Zion was at the lower range of relative pay and performance rank compared to the Peer Group. Also, Table I illustrates over a three-, two-, and one-year period that the compensation of CEOs from the Peer Group was higher than the compensation for Zion’s CEO. Further, the absolute pay packages of the Peer Group were much greater than Zion’s pay package over each year. The below compensation amounts are based upon the 2023 proxy statements subsequently filed by the peer companies, which reported total compensation for 2022, 2021 and 2020.

Table 1: Total Annual CEO Compensation Averages

COMPANY	TOTAL PAY 2020		TOTAL PAY 2021		TOTAL PAY 2022
Zion Oil & Gas, Inc.*	267,422	(2021)	493,135	(2022)	448,165	(2023)
Independence Contract Drilling, Inc.	N/A		2,070,772		5,857,481
Fuel Tech, Inc.	N/A		403,009		603,144
Gulf Island Fabrication, Inc	N/A		2,478,786		2,069,041
Perma-Pipe International Holdings, Inc	N/A		1,239,249		1,523,018
Greenlane Renewables, Inc.	463,629		722,248		745,926
Flotek Industries Inc	513,003		515,029		596,823
Team, Inc.	N/A		4,515,828		3,197,739
Forza Petroleum Limited	785,589		1,406,528		1,667,999
Broadwind, Inc.	N/A		765,688		779,715
Profire Energy, Inc.	N/A		571,252		889,212
CWC Energy Services Corp.	610,307		853,352		1,138,671
NCS Multistage Holdings, Inc.	1,205,642		1,318,360		2,924,362
Smart Sand, Inc.	783,766		1,758,967		1,480,832
Advanced Emissions Solutions, Inc.	659,324		1,001,273		1,675,074

____________

*        The CEO compensation above for Zion compares the last three years [2021, 2022 and 2023] with the available compensation numbers of the peer group from their 2022 proxy statements [2020, 2021 and 2022].

The Peer Group was large enough to make the comparison about Zion’s compensation relative to the Named Executive Officers’ (“NEO’s”) compensation packages of companies in the Peer Group. In addition, the percentage of total NEO’s compensation to Zion’s market capitalization is one of the variables of interest, which shows Zion’s compensation packages below the average of the Peer Group. The Company used an average of its daily closing market caps over the first half of 2023, along with average market caps of its peer group. In addition, the Zion Total NEO Compensation amount is based upon 2023; whereas, the peer group is based upon available 2022 amounts from 2023 proxy statements.

Table 2: Total NEO Compensation to Market Cap

Company	Total NEO Compensation		Market Cap (millions)	Percentage
Zion Oil & Gas, Inc.	1,788,288	(2022)	40	1
Independence Contract Drilling, Inc.	10,192,725		41	25
Fuel Tech, Inc.	1,380,775		41	3
Gulf Island Fabrication, Inc.	3,758,669		52	7
Perma-Pipe International Holdings, Inc.	2,642,906		83	3
Forza Petroleum	3,120,317		68	4.5
Flotek Industries Inc	1,898164		54	3.5
Greenlane Renewables Inc.	2,902,062		30	9.6
Team, Inc.	5,995,601		29	20
Broadwind, Inc.	1,484,885		84	1.7
Profire Energy, Inc.	2,053,106		60	3.4
CWC Energy Services Corp.	4,041,988		73	5.5
NCS Multistage Holdings, Inc.	3,730,160		42	8.9
Smart Sand, Inc.	3,266,232		66	5
Advanced Emissions Solutions, Inc.	3,385,310		41	8.3

As part of the total compensation review process, each company in the Peer Group along with the mix of compensation that comprises the total executive compensation package was compared to the company. The final process compared relative data for the total compensation and individual executive positions to similar data for

Zion’s executives. Compensation paid to the executive officers in a company should be aligned with the company’s performance on both a short-term and long-term basis, while remaining competitive. Zion is competing for executive talent with that of its Peer Group.

Zion’s actual individual compensation levels and total compensation levels were below the average when compared with the Peer Group. In addition, using a statistical method of functional relationship with the total compensation amounts as a percentage of market capitalization adjusted by the total officer count, Zion’s Officer Compensation falls within the predicted range of the comparable companies in the Peer Group.

CEO Pay Ratio

We are providing the information about the relationship of the annual total compensation of our employees and consultants and the annual total compensation of our CEO.

Scope of All Employees and Independent Contractors

Pursuant to Item 402(u)(3), the term “employee” means an individual employed by the company or any of its consolidated subsidiaries, whether as a full-time, part-time, seasonal, or temporary worker, whether located in the U.S. or in a foreign country and without regard to whether they are salaried. Pursuant to Item 402(u)(3), individuals who provide services to the company or any of its consolidated subsidiaries as independent contractors or leased workers are considered “employees” for purposes of the pay ratio, if they are employed and their compensation is determined by the company and such is not determined by an unaffiliated third party.

Compensation Measure for Identifying the Medium Employee

We believe the executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance the company and shareholder value. The Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in 2022 to that of all other Company employees for the same period. The calculation of annual total compensation of all employees was determined in the same manner as the “Total Compensation” shown for our CEO in the “Executive Compensation” table on page 18 of this Proxy Statement. Pay elements that were included in the annual total compensation for each employee are: (1) salary received in 2023; (2) bonuses; (3) option awards; and (4) all other compensation that includes auto related expenses, insurance related expenses, other personal benefits and Israel related social benefits. Our calculation includes all employees and consultants in both the United States and Israel as of December 31, 2023, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. We determined the compensation of our “median employee” by: (1) calculating the annual total compensation described above for each of our employees and consultants; (2) ranking the annual total compensation of all employees and consultants inclusive of the CEO from lowest to highest (a list of 35 employees and consultants), and (3) chose the employee or consultant ranked 19th as the “Median Employee”.

The Pay Ratio

As of December 31, 2023, Zion’s CEO, Mr. Dunn, had 2023 annual total compensation of $341,778 consisting of salary, option awards at fair value on the date of grant, other compensation paid directly to him, as well as various company paid benefits, as reflected in the Executive Compensation table included in this Proxy Statement and in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. Our median employee’s annual total compensation for 2023 was $128,963, which is inclusive of company paid benefits and other benefits. We estimate that Mr. Dunn’s annual total compensation was approximately 2.65 times that of our median employee in 2023.

Our Compensation Program Decisions

Zion’s executive compensation programs are designed to:

•        attract and retain highly qualified, talented and experienced management personnel;

•        motivate and reward members of management whose knowledge, skills, performance, and business relationships are critical to our success; and

•        align the interests of Zion’s management and stockholders in the Company’s overall success in planning and working towards multi-well, long-term exploration and drilling programs in Israel towards its mission of discovering and producing commercial quantities of oil and gas in Israel.

In this sense, having a competitive and market-based compensation program, as compared with Zion’s peer companies is very important.

Base Salary

All of our NEOs are subject to individual employment agreements with fixed base salaries. Because Zion remains in the development stage, the Compensation Committee has determined to maintain the salaries of our named executives, including our CEO at rates that are below average as compared with our peer companies.

Equity Awards

Our equity-based incentive program for the entire company, including executive officers, currently consists of stock option grants. As is the case with base salary, option grants are typically governed by each officer’s employment agreement.

Nonetheless, the Compensation Committee will from time to time grant options outside of the executive’s personal employment agreement. In determining the number of options to be granted to executive officers, the Compensation Committee takes into account the market data discussed above, internal pay fairness, the individual’s position and scope of responsibility, the executive’s ability to affect profitability and stockholder value, the individual’s historic and recent job performance and the value of stock options in relation to other elements of total compensation.

During 2023 and in the future, the Compensation Committee believes it is appropriate to place a heavier emphasis on long-term equity incentives in our executive officer compensation, as opposed to cash compensation. The Compensation Committee’s intent is to more closely align our stockholders’ interest to create long-term value with that of our executive officers through equity incentives, and to preserve cash for our exploration programs.

Zero Percentage of Directors Receiving Shareholder Approval Rates Below 80%

With respect to the Shareholder Annual Meeting on June 7, 2023, none of the directors on the ballot received shareholder approval rates below the 80% level and the independent directors and all directors received approximately a 92% approval rate.

Consideration of Previous Shareholder Advisory Vote

In June 2023, our stockholders approved the compensation of our Named Executive Officers as described in our 2023 proxy statement, with approximately 88.6% of stockholder votes cast in favor of our 2023 “say-on-pay” resolution (excluding abstentions and broker non-votes). The Compensation Committee will consider these results as evidence of support for our compensation program and responsive to shareholder concerns as described in our 2023 proxy statement, and as grounds for maintaining a similar approach for 2024. During our 2020 stockholders’ meeting, the voting results of the frequency of future nonbinding advisory votes on the compensation of the Company’s Named Executive Officers were 70.5% for every 3 years, 6.2% for every 2 years and 23.2% for every year. Companies must conduct, at least once every six years, a separate shareholder vote on whether a say on pay vote should be held every one, two, or three years.

Hedging, Short Sales and Pledging Prohibitions

Our insider trading policy prohibits our Named Executive Officers and Directors from engaging in any speculative transactions involving our common shares including buying or selling puts or calls, pledging, short sales or purchases of securities on margin or otherwise hedging the risk of ownership of our stock. In exceptional circumstances, pledges for loan collateral (not margin debt) in a good faith and arms-length transaction may be approved, but would require the approval and authorization of both the CEO and the Chief Legal Officer or the Chief Compliance Officer as determined by them in their sole discretion.

Conclusion

We believe that the compensation provided to our executive officers is reasonable and appropriate to facilitate the achievement of our long-term objectives. The compensation programs and policies that our Compensation Committee has designed incentivize our executive officers to perform at a level necessary to achieve our desired objectives. We believe that the various elements of compensation combine to align the best interests of our executive officers with our stockholders and our company in order to maximize stockholder value.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board on March 24, 2023 that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee
Sarah Caygill (Chair)
Javier Mazón
Kent Siegel
John Seery

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last three fiscal years, which was awarded to, earned by, or paid to our Executive Chairman, Chief Executive Officer, Chief Financial Officer and President.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
John M. Brown,	2021	231,000	30,000	260,785	102,043	623,828
Executive Chairman,	2022	231,000	30,000	146,280	108,162	515,442
	2023	231,000	30,000	28,578	113,608	403,186
Robert W.A. Dunn	2021	250,000		225,745	17,390	493,135
Chief Executive Officer	2022	287,500		146,280	14,385	448,165
	2023	300,000		28,578	13,200	341,778
Michael B. Croswell Jr.	2021	220,000		235,633	8,786	464,418
Chief Financial Officer	2022	240,000		153,330	8,951	402,281
	2023	240,000		28,578	11,623	280,201
Avery, William	2021	250,000		225,745	21,420	497,165
President	2022	250,000		150,980	21,420	422,400
	2023	250,000		28,578	21,420	299,998

____________

*        Robert W.A. Dunn, effective May 1, 2019, joined the Company and on June 13, 2019 assumed the position of Chief Operations Officer to assume exploration responsibilities and activities from Mr. Guinn. Mr. Avery assumed the position of President, effective April 12, 2019. On June 11, 2020, Mr. Dunn assumed the position of Chief Executive Officer while retaining the position of Chief Operations Officer. Mr. John Brown stepped down from the position of Chief Executive Officer and remained in the position of Executive Chairman.

(1)      In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the Named Executive, calculated in accordance with FASB ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for Zion that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 6 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. To see the value actually received by the Named Executive Officers in fiscal 2023, see the “Option Exercises and Stock Vested” in fiscal 2023 Table below.

(2)      For 2023, represents the compensation as described under the caption “All Other Compensation”, below.

All Other Compensation

“All Other Compensation” includes various perquisites and other benefits, including, but not limited to, coverage for medical, dental, vision, disability and life insurance and vehicle allowances.

Grant of Plan Based Awards in 2023

The table below sets forth information regarding grants of plan-based awards made to our Named Executive Officers during 2023. All grants were approved by the Compensation Committee.

Name	Approval Date	Grant Date	Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
Robert W.A. Dunn	1/9/2023	1/9/23	25,000	$0.0615	$1,537
	9/22/2023	9/22/23	400,000	0.0676	27,040
					$28,577

William H. Avery	1/9/2023	1/9/23	25,000	$0.0615	$1,537
	9/22/2023	9/22/23	400,000	0.0676	27,040
					$28,577

John M. Brown	1/9/2023	1/9/23	25,000	$0.0615	$1,537
	9/22/2023	9/22/23	400,000	0.0676	27,040
					$28,557

Michael B. Croswell Jr	1/9/2023	1/9/23	25,000	$0.0615	$1,537
	9/22/2023	9/22/23	400,000	0.0676	27,040
					$28,557

____________

          Represents grants of stock options under our 2021 Omnibus Incentive Plan. Options represent the right to purchase shares of common stock at the price per share indicated in the table. Options fully vest one year from the Grant Date and expire 10 years from the Grant Date.

Outstanding Equity Awards at Fiscal Year End — December 2023

The following table sets forth certain information with respect to restricted stock and stock options held by our Named Executive Officers as of December 31, 2023.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
John M. Brown	25,000			$1.38	1/1/2025
	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2031
	300,000			$.2472	9/1/2031
	25,000			$.15	1/4/2032
		200,000		$.1529	1/5/2032
		400,000		$.1451	4/15/2032
		300,000		$.1797	9/23/2032
William H. Avery	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2031
	95,000			$.3912	7/9/2031
	25,000			$.15	1/4/2032
		200,000		$.1529	1/5/2032
		400,000		$.1451	4/15/2032
		20,000		$.2350	8/12/2032
		300,000		$.1797	9/23/2032
Robert W.A. Dunn	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2031
	95,000			$.3912	7/9/2031
	25,000			$.15	1/4/2032
		200,000		$.1529	1/5/2032
		400,000		$.1451	4/15/2032
		300,000		$.1797	9/23/2032
Michael B. Croswell Jr.	1,693			$1.67	10/1/2024
	48,307			$1.38	1/2/2025
	10,000			$.01	1/6/2030
	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2031
	100,000			$.3912	7/9/2031
	40,000			$.2472	9/1/2031
	25,000			$.15	1/4/2032
		200,000		$.1529	1/5/2032
		400,000		$.1451	4/15/2032
		30,000		$.2350	8/12/2032
		300,000		$.1797	9/23/2032

Option Exercises and Stock Vested in Fiscal 2023

The following table provides information about options exercised by the Named Executive Officers during the fiscal year ended December 31, 2023:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)
John M. Brown	25,000	1,038
Robert W.A. Dunn	25,000	1,038
Michael B. Croswell Jr.	25,000	1,038
William H. Avery	25,000	1,038

____________

(1)      Represents the amounts added to taxable income based on the difference between the market price of our stock on the date of exercise and the granted exercise price.

Employment Agreements as of December 31, 2023

John M. Brown.    Mr. Brown has continuously served as Chairman of the Board since the Company’s establishment in April of 2000 but was appointed Executive Chairman in January 2010. On January 1, 2014, the Company and Mr. Brown, the Chairman of the Company’s board of directors, entered into an Employment Agreement (the “Chairman Agreement”) covering Mr. Brown’s service as the Executive Chairman of the Company’s Board of Directors, which has been amended by a First Amendment dated March 31, 2014 and a Second Amendment dated December 19, 2016. On April 12, 2019, Mr. Brown was elected by the Board to serve as the CEO upon Mr. Guinn’s resignation with no change to his Chairman Agreement.

The Chairman Agreement had an initial term that extended through December 31, 2016 and then automatically renewed for successive two-year terms unless either party shall advise the other 90 days before expiration of the initial or renewed term of its intention to not renew the agreement beyond its then scheduled expiration date. Under the agreement, Mr. Brown is paid an annual salary of $249,000, payable monthly. Mr. Brown will receive an annual bonus of $30,000 and 25,000 stock options. Mr. Brown can terminate the Chairman Agreement and the relationship thereunder at any time upon 60 business days’ notice. If the Company were not to renew the term of the agreement or were to terminate the agreement during any renewal term, for any reason other than “Just Cause” (as defined the Agreement), then the Company is to pay to Mr. Brown an amount equal to the base salary, then payable to him for a period of twelve months as if the Agreement had not been so terminated or had been renewed. Mr. Brown may also terminate the agreement for “Good Reason” (as defined in the Agreement), whereupon he will be entitled to the same benefits as if the Company had terminated the agreement for any reason other than Just Cause. The Chairman Agreement provides for customary protections of the Company’s confidential information and intellectual property.

Michael B. Croswell Jr.    Mr. Croswell was appointed by the Board as Chief Financial Officer on August 15, 2016. Mr. Croswell entered into an employment agreement for an initial term until December 31, 2017 and automatically renewed for successive one-year terms unless the Company or Employee indicates in writing, more than 30 days prior to the termination of this initial term or any renewal term that it does not intend to renew this agreement. Under the agreement, Mr. Croswell is to be paid an annual salary of $150,000, subject to annual review and adjustments. On January 9, 2018, the Compensation Committee approved the recommendation from the CEO and the Chairman and Vice Chairman of the Board to increase the annual salary to $175,000 beginning January 1, 2018. On April 15, 2019, the CEO, Executive Vice President and Chairman of the Board approved an increase in annual salary to $200,000 effective April 1, 2019. On May 15, 2020, the CEO, Executive Chairman, and the Board approved an increase in annual salary to $220,000 effective May 1, 2020.

The Company shall also grant to Employee fully vested options to purchase 25,000 shares of common stock at a per share exercise price of fair market value commencing January 5, 2017 and continuing on the 5th day of January of each successive renewal term.

If the Company were to terminate the agreement during a renewal term for any reason other than “Just Cause” (as defined in the employment agreement), then Mr. Croswell is entitled to 12 month’s salary, as well as all benefits earned and accrued through such date. The employment agreement provides for customary protections of the Company’s confidential information and intellectual property.

Robert W.A. Dunn.    Mr. Robert Dunn was appointed on June 13, 2019 as Chief Operations Officer. Mr. Dunn joined the Company as Director of Operations, effective May 1, 2019, and pursuant to an Employment Agreement with a salary of $200,000 and the award of 100,000 stock options, vesting 50,000 on September 1, 2019 and 50,000 vesting on January 1, 2020. On June 11, 2020, Mr. Dunn was promoted to the position of Chief Executive Officer by a unanimous vote of the Board, while retaining the position of Chief Operating Officer.

In connection with his promotion to Chief Executive Officer, Mr. Dunn received an annual salary of $250,000, as well as other employee benefits, pursuant to his Employment Agreement effective May 1, 2019 and amended June 11, 2020. On April 1, 2022, the Board of Director as recommended by the Compensation Committee with respect to his Employment Agreement increased his salary to $300,000.

William H. Avery.    Mr. Avery was appointed on July 1, 2019 to the permanent position of President, following Mr. Avery’s position as interim President since the April 12, 2019 resignation of Mr. Dustin Guinn as CEO, COO and President. Dated July 1, 2019, his Employment Agreement provides a salary at the annual rate of U.S. $250,000 as well as other employee benefits and grants fully vested stock options for 100,000 shares of common stock. The Employment Agreement replaces a prior consulting agreement with Mr. Avery, who currently owns 825,000 shares of Company stock and 1,340,000 outstanding stock options. In connection with his promotion to President, Mr. Avery will continue to serve as General Counsel.

Potential Payments upon Change of Control or Termination following a Change of Control

Our employment agreements with our Named Executive Officers provide incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control. Termination of employment also impacts outstanding stock options.

Due to the factors that may affect the amount of any benefits provided upon the events described below, any actual amounts paid or payable may be different than those shown in this table. Factors that could affect these amounts include the basis for the termination, the date the termination event occurs, the base salary of an executive on the date of termination of employment and the price of our Common Stock when the termination event occurs.

The following table sets forth the compensation that would have been received by each of the Company’s Named Executive Officers had they been terminated as of December 31, 2023.

Name	Salary Continuation(1)	Bonus	Accrued Vacation Pay	Total Value
John M. Brown	231,000	—	—	231,000
William H. Avery	250,000	—	—	250,000
Michael B. Croswell	240,000	—	—	240,000
Robert Dunn	300,000	—		300,000

____________

(1)      Represents 12 months of 2023 base salary.

DIRECTOR COMPENSATION

Our non-employee director compensation program in 2023 consisted of two principal elements: (1) board fees ($1,500 per month) and, if applicable, committee chairperson fees ($1,000 per month) and (2) grants of stock options. Pursuant to the monthly board fees described above, non-employee directors received an annual payment of $18,000 in 2023 and each chairperson or co-chairperson of a committee received an additional $12,000 in annual payments. We also reimburse directors for travel, lodging and related expenses they incur in attending Board and committee meetings.

The following table summarizes compensation paid to our non-management directors during the fiscal year ended December 31, 2023.(1)

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	All Other Compensation	Total
Frank F. Starr II(2)	7,800			—	7,800
Paul Oroian	42,000		27,040		69,040
Brad Dacus	30,000		27,040		57,040
Dr. Amotz Agnon	18,000				18,000
Sarah Caygill	33,290		27,040		60,330
Virginia Prodan	18,000		27,040	3,934	48,974
Gene Scammahorn	30,000		27,040		57,040
Kent S. Siegel	42,000		27,040	1,059	70,099
John Seery	18,000		27,040		45,040
Javier Mazon	18,000		27,040		45,040
Pandji Poluan Putra(3)	10,250				10,250

____________

(1)      In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of option awards granted during the indicated year, calculated in accordance with FASB ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares actually received or which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense to Zion that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balances. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 6 to the Company’s financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2023.

(2)      Mr. Starr was voted by the Board to fill a temporary vacancy on August 1, 2022, which ended June 7, 2023.

(3)      Mr. Pandji Christiaan Poluan Putra was elected by the shareholders to the Board on June 7, 2023.

INFORMATION RELATING TO AN EXECUTIVE OFFICER WHO IS NOT A DIRECTOR NOMINEE

All executive officers of the Company are members of the Board of Directors, except Michael B. Croswell and William H. Avery.

Michael B. Croswell Jr., age 51, CPA, has been serving as Corporate Controller for the Company since April 2011. In February 2013, Michael was promoted to Vice President of Administration and in August 2016, Mr. Croswell was promoted to Chief Financial Officer. Mr. Croswell is a corporate accounting and management professional with a diverse range of industry experience. Mr. Croswell is a Certified Public Accountant since 1997 and earned his Bachelor of Business Administration degree in accounting from Stephen F. Austin State University in 1994 and earned a Master of Business Administration degree from the University of Dallas in 2013. From November 2006 to April 2011, he worked as Assistant Controller at Monitronics International, an alarm monitoring company and subsidiary of Ascent Media Corporation where he developed the monthly close schedule, implemented cross training and was recognized as a top manager. From October 2001 to February 2005, Mr. Croswell worked as an accounting manager and Controller at Genpass Technologies, an ATM transaction processing company and a subsidiary of U.S. Bancorp. From 1998 to 2001, he worked as an accounting manager at Monarch Dental Corporation where he was responsible for the Dallas, Houston, San Antonio, West Texas, and New Mexico markets, which encompassed more than 60 dental offices. From 1994 to 1998, he worked at Maxus Energy Corporation (later acquired by YPF in Argentina, which was later acquired by Repsol in Spain) as a joint interest accountant and later joined the international accounting group where he worked with the books and records for the Venezuela and Ecuador operations.

William H. Avery, age 76, from 2001 to 2003, Mr. Avery worked on a broad variety of administrative, financial and legal matters for the Company. He served as Vice President of Finance and Treasurer commencing 2003 until 2007. He worked full time as Executive Vice President and Treasurer and as a director commencing in 2007 with responsibility for administration, finance and legal until 2010. From December 2012 to current, he has been retained as General Counsel on a part time basis under an independent consulting contract. Effective April 12, 2019, Mr. Avery assumed the position of President and is under an employment contract. Mr. Avery has a BBA in Finance and Economics from Southern Methodist University and a Juris Doctorate from Duke University.

Employment Agreements for 2023

We have entered into employment agreements with Messrs. Brown, Avery, Dunn and Croswell. See “Executive Compensation — Employment Agreements” for additional information.

Policy for Approval of Related Party Transactions

Our Audit Committee Charter provides that our Audit Committee shall review for potential conflict of interest situations on an ongoing basis and shall approve all “related party transactions” required to be disclosed under SEC regulations or otherwise subject to approval by an independent body of our Board under the requirements of the NASDAQ and the OTC Market. Except as set forth above, we do not have a written approval policy for transactions between the Company and our executive officers and directors, but these transactions are subject to the limitations on conflicts of interest and related-party transactions found in our Code of Business Conduct and Ethics (the “Code”). Under the Code, executive officers and directors endeavor to avoid any actual, potential or apparent conflict of interest between their personal and professional relationships. Any proposed related transactions, however, may be approved in accordance with both applicable law and applicable NASDAQ rules and OTC Market rules. Although we began trading on OTC Market on September 2, 2020, we continue to be an SEC Reporting Company and maintain a certain level of Board and Committee independence as require by the OTC Market Rules for U.S. Companies and in addition to maintain the independence requirement standards of NASDAQ.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to securities authorized for issuance under equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Stock Options	63,788,270	$.38	5,837,500
Equity compensation plans not approved by security holders:	—	—	—
TOTAL	63,788,270	$.38	5,837,500

Long-Term Incentive Plan

At our 2002 Annual Meeting of Stockholders, the stockholders approved the establishment of a long-term key employee and consultant incentive plan, which may be structured as an employees’ royalty pool, to be funded by the equivalent of a 1.5% overriding royalty interest. The Company may, but has not yet, established a long-term management incentive plan for key employees and consultants whereby a 1.5% overriding royalty or equivalent interest in the all current and future oil and gas exploration and development rights would be assigned to key employees and consultants. As this plan has not been established as of December 31, 2023, the Company did not have any outstanding obligation in respect of the plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock outstanding to file initial statements of beneficial ownership of Common Stock (Form 3) and statements of changes in beneficial ownership of Common Stock (Forms 4 or 5) with the SEC. Officers, directors and such greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act and on representations from its executive officers and directors and persons who beneficially own more than 10% of the Common Stock, all filing requirements of Section 16 (a) of the Exchange Act, were complied with in a timely manner during the fiscal year ended December 31, 2023.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

On December 31, 2023, our Board consisted of 13 directors. Our Amended and Restated Certificate of Incorporation classifies the Board into three classes, each having a staggered term expiring at successive annual meetings. Five Class I directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2027 Annual Meeting of Stockholder (and until their successors shall be elected and shall qualify). The term of our Class II directors, John Seery, Gene Scammahorn, Brad Dacus and Martin van Brauman, shall expire at the 2025 Annual Meeting of Stockholders. The term of our Class III directors, Paul Oroian, Virginia Prodan, Pandji Putra and Robert Dunn shall expire at the 2026 Annual Meeting of Stockholders.

The Board has nominated the persons named in the table below for election as Class I directors. The Nominating and Corporate Governance Committee, along with the entire Board, desire to increase the independence of the Board as elections arise each year in the selection process for re-election of independent and non-independent Board members. On December 11, 2023, Jeffrey Moskowitz was nominated by the Committee to the Board and elected by the Board to fill the vacancy of Dr. Amotz Agnon, effective January 1, 2024, because the war in Israel.

Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as Class I directors. If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, such proxy will be voted for the election, in such nominee’s place, of a substitute nominee recommended by the Board to the extent that such substitute nominee exists. However, the Board has no reason to believe that any nominee will be unable or unwilling to serve as a director.

The five nominees receiving the highest number of affirmative votes of shares present or represented by proxy and entitled to vote for them shall be elected as directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director
Kent Siegel	CPA/Attorney	68	2012
Sarah Caygill	Finance	63	2021
Javier Mazón	Global Business	81	2022
Jeffrey Moskowitz	VP Israel Branch	66	2024
John Brown	Board Chairman	84	2000

The following describes at least the last five years of business experience of the directors standing for re-election and election. The descriptions include any other directorships at public companies held during the past five years by these directors. No family relationship exists between any director and executive officer of the Company.

Kent S. Siegel, age 68, was appointed a director in December 2012 and assumed his office as of January 1, 2013. Mr. Siegel previously served as a director on the Company’s Board from November 2003 through March 31, 2011 and as the Company’s Chief Financial Officer from July 9, 2010 through March 31, 2011, the date of his resignation. Mr. Siegel has served as president and chief operating officer of Kent S. Siegel, P.C. since 1984. Kent S. Siegel, P.C. is a firm of certified public accountants and attorneys at law based in West Bloomfield, Michigan, at which Mr. Siegel practices as a tax and bankruptcy attorney and CPA. Mr. Siegel holds a Bachelor of Business Administration from Michigan State University School of Business, a Juris Doctor from Wayne State University School of Law and a Bachelor of Science in Electrical Engineering from Lawrence Technological University School of Engineering. The Board believes that Mr. Siegel’s extensive experience as a certified public accountant and in tax law provides our Board with a critical accounting and tax law perspective. Mr. Siegel is a valuable member of the Audit Committee of our Board and serves on the Compensation Committee.

Sarah Caygill, age 63, was elected to the Board in June 9, 2021 and is an experienced financial analyst, portfolio manager, asset allocator and independent board director. She began her career in London at Chase Manhattan in 1984 and subsequently worked as an equity analyst at BZW and Schroders in London covering French equities. In 1990, she joined Sweden’s Trygg Hansa SPP, a major Scandinavian banking and insurance firm, as a portfolio manager, with responsibility for French, Spanish and Italian equities. In 1993, following the Swedish financial crisis, she moved to JP Morgan’s Private Bank in Geneva to manage advisory portfolios covering Europe and Emerging Markets. She then ran both institutional and private portfolios as a Vice President of Canadian Imperial Bank of Commerce, also in Geneva, with responsibility for European Consumer and Services sectors. In 2000, Sarah launched White Mountain, a European equity long/short hedge fund and she later joined the main investors in the fund, Canadian-based Arrow Hedge Partners. She established Arrow’s European operations, including manager due diligence and selection for its global fund of funds, also serving on Arrow’s investment committee. Over her career as a fund manager and advisor, the funds and mandates Sarah managed and advised outperformed their benchmarks and peer groups. Since 2011, Sarah has served as an independent director for alternative funds and absolute return funds, management companies, foundations and corporations across a range of jurisdictions including Cayman Islands, Luxembourg, Switzerland and Ireland. She is a member of AIMA (The Alternative Investment Management Association) and 100 Women in Finance. She is also a panel director of IPAF Group (Industry Professionals serving as non-executive directors to Alternative Funds). Sarah holds a Masters’ Degree in Modern Languages and Philosophy from Oxford University. She has both British and Swiss citizenships and resides in Geneva, Switzerland. The Board believes that Ms. Caygill’s extensive experience in finance is invaluable in providing the Board with important perspectives in this area.

Javier A. Mazón, age 81, was appointed a director on April 1, 2022 as a Class I director to serve on the Compensation Committee. Mr. Javier Mazón is the founder, president, and managing director of Group Lamerica, L.L.C. Over a fifty year career as an international business executive, he has vast experience encompassing a broad range of operating, C-suite, board of directors and external affairs, involving both international and U.S. domestic operations and management responsibilities. Mr. Mazón’s background includes successful, international executive positions with Texas Instruments, Oki Electric and other U.S. and South American companies. His company, Group Lamerica, is a leading provider of professional consultative and business operations services for clients seeking to strategically expand their businesses into Latin America and/or North America. He specializes in international expansion strategy, forming new businesses, market entry initiatives, developing public/private sector relationships and establishing in-country operations. His education is as follows: B.S., Bachelor of Business Administration, Production Management, University of Arizona, Eller College of Management (1968 – 72), University of Alaska, College (1961 – 62). He is presently on the following committees and boards: US Department of Commerce North Texas District Export Council — Executive Committee; University of Texas, Dallas — International Executive Committee; Irving Texas Chamber of Commerce — International Sister Cities Advisory Board; and former Richardson Texas Chamber of Commerce — International Business Resource Center/Executive Committee & Advisory Board. The Board believes that Mr. Mazón’s extensive experience in international business operations and finance is invaluable in providing the Board with important perspectives in this area.

Jeffrey Moskowitz, age 66, is Vice-President of Zion and has also served as Zion’s Israel Branch managing director since May 2017. Effective January 1, 2024, the Nominating and Corporate Governance Committee nominated Mr. Moskowitz and the Board approved him to fill the vacancy of Dr. Agnon, who was called up by the Israeli military to provide assistance in the war effort against Gaza. From 2008 to May 2017, Mr. Moskowitz, an attorney with Aboudi & Brounstein, provided legal services to Zion regarding various aspects of operations in Israel. As an attorney, Mr. Moskowitz has extensive experience in the oil and gas exploration industry in Israel. Mr. Moskowitz has been a certified attorney in the State of Israel since 1982 and has earned his Bachelor of Law degree from the Faculty of Law Bar Ilan University, Israel. The Board believes that Mr. Moskowitz’s extensive experience in Israel dealing with government officials is invaluable in providing the Board with important perspectives in these areas.

John M. Brown, age 84, is the founder of Zion Oil & Gas and has been a director and Chairman of the Board of Directors of Zion since its organization in April 2000 and, effective April 12, 2019, again serves as the Chief Executive Officer. Mr. Brown was appointed Executive Chairman in January 2010. Mr. Brown was appointed as Interim Chief Executive Officer on October 18, 2012 and on January 1, 2014, Mr. Brown was appointed as the Chief Executive Officer and to continue as the Executive Chairman. Previously, he served as our Chief Executive Officer from April 2000 to September 2004 and as President from April 2000 to October 2001. Mr. Brown has extensive management, marketing and sales experience, having held senior management positions in two Fortune 100 companies — GTE Valeron, a subsidiary of GTE Corporation and a manufacturer of cutting tools, where he was employed from 1966 – 86 and served as the corporate director of purchasing, and Magnetek, Inc., a manufacturer of digital power supplies, systems and controls, where he was corporate director of procurement during 1988 – 89. Mr. Brown was a director and principal stockholder in M&B Concrete Construction, Inc. from 1996 to 2003. Mr. Brown had been actively pursuing a license for oil and gas exploration in Israel for 35 years. His efforts led to our obtaining, in May 2000, the Ma’anit License, the precursor to the Joseph License. Mr. Brown holds a BBA degree from Fullerton College. He was awarded a degree in Doctor of Biblical Studies in 2013 from Emmanuel Baptist University. The board believes that Mr. Brown’s senior management experience in two Fortune 100 companies as well as his extensive experience in the oil and gas sector in the State of Israel provide with him with the insight and vision needed to serve as Chairman of our Board of Directors.

There are no family relationships between any of the above directors.

Information Relating to Continuing Directors who are not Standing for Election or Re-election this Year

Paul Oroian, age 70, was appointed a director in November 2003. He has served as president and managing partner of Oroian, Guest and Little, P.C., a certified public accounting and consulting firm based in San Antonio, Texas, since its founding in 1983. From 1980 – 1983, Mr. Oroian was a tax senior in the San Antonio offices of Arthur Young and Company. Mr. Oroian holds a Bachelor of Science degree in Business Administration from Bryant College. He has served as a board member of Technology Oversight Committee and the IRS Regional Liaison Committee of the Texas Society of Certified Public Accountants and was vice president and a director of the San Antonio CPA Society between 1992 and 1998. The Board believes that Mr. Oroian’s extensive experience as a certified public accountant was instrumental in his appointment to the Audit Committee of our Board and provides our Board with a critical accounting perspective. Mr. Oroian also serves as the Board’s Lead Independent Director.

Virginia Prodan, age 60, was appointed to the Board on July 1, 2018 and serves on the Nominating and Corporate Governance Committee. Ms. Prodan is an international human rights attorney and an Allied Attorney with the Alliance Defending Freedom. She is CEO and founder of Virginia Prodan Ministries. Her book, My Assassin, tells about her struggle for human and religious rights in Romania during the Communist regime. Ms. Prodan earned a Juris Doctor Degree at the Bucharest Law School, Romania, and was licensed in 1977. She was exiled from Ceausescu’s Romania in 1988 for defending human rights cases, which concerned Ceausescu’s persecution of Christians in Communist Romania. She earned a Master of Laws, LL.M. International, in 1995 and earned a Juris Doctor in 1997 from Southern Methodist University. She is licensed in Texas and Colorado and in the United States District Court for the Northern District of Texas. She was an intern for the Institute for Justice in Washington, D.C. and was an intern for U.S. Judge Sidney Fitzwater of the Northern District of Texas. She is on the Adjunct Faculty at El Centro College Paralegal Program. She has been featured on over 45,000 national and international television programs, live shows, radio programs and magazines. Ms. Prodan is a board member of the President’s Council of National Religious Broadcasters (NRB), a member of the Abraham Foundation and an advisory board member for the International Christians Jerusalem Ministry (ICEJ). Ms. Prodan is on the advisory board of Stand with Persecuted Churches, the 21st Century Wilberforce Ministry and 4word women.org and on the board of directors of the State Republican Executive Committee — Senate District 16. Texas Governor Greg Abbott appointed her to the Texas Holocaust and Genocide Commission in 2018. She was also elected to the State Republican Executive Committee (SREC) for her district, was appointed by Texas Governor Gregg Abbott to serve on the Holocaust Commission Committee, and for other political positions. Virginia Prodan also serves as an ambassadors for National Religious Broadcasters (NRB) on the President Council to advance the interests of Christian broadcasters, address threats to free speech, defend the rights of religious nonprofits, and advocate for First Amendment freedoms through the work of NRB’s Office of Public Policy. The Board believes that Ms. Prodan’s extensive experience in human and labor rights laws and social governance concerns was instrumental in her appointment to the Board and provides the Board with important perspectives in these areas.

Pandji Christiaan Poluan Putra, age 53, has been nominated by the Nominating and Corporate Governance Committee and approved by the Board as the nominee elect for the 2023 Proxy Statement. Mr. Putra has over 24 years of experience in new ventures, exploration and development geology throughout Asia, Australia, New Zealand and Africa. He worked for various multinational oil and gas companies, such as Caltex, CNOOC and Talisman and currently he is a senior geologist with Husky Energy International Corporation in Jakarta, Indonesia, since 2012. With his skills in stratigraphy, petrophysics and basin analysis, he has performed extensive projects on petroleum systems evaluation in the above-mentioned regions. He has skills in exploration economics, risk analysis and prospect evaluation. He graduated from the Department of Geology, Faculty of Minerals Technology, Trisakti University, Jakarta, Indonesia in 1996. He is a member of the Indonesian Petroleum Association — Professional Division, the Indonesian Geologists Association and the American Association of Petroleum Geologists. Mr. Puta’s extensive experience in global oil and gas operations is invaluable in providing the Board with important operational perspectives in overall operations.

Robert W.A. Dunn, age 49 was appointed on June 13, 2019 as Chief Operations Officer. Mr. Dunn joined the Company as Director of Operations, effective May 1, 2019. On June 11, 2020, Mr. Dunn was promoted to the position of Chief Executive Officer by a unanimous vote of the Board, while retaining the position of Chief Operating

Officer. Mr. Dunn’s impressive resume includes over 27 years of senior management and field operations focusing on technologically driven seismic acquisition across the globe. During the past decade of working in the Eastern Hemisphere, Mr. Dunn has acquired more than 7,800 square kilometers of 3D and 10,000 kilometers of 2D seismic surveys which have helped exploration and production customers to make informed decisions in their exploration programs. Mr. Dunn will be overseeing the Company’s planned acquisition and processing of 3D seismic data, in addition to other operational matters as they arise. Mr. Dunn’s considerable experience extends to the early 1990s and includes logistics/acquisition management in remote regions ranging from the Arctic to South American jungles as Project Manager and Technical/Recording Crew Manager for CGG Veritas, where his innovations helped Veritas become the largest and most trusted name in the geophysical industry. Mr. Dunn was President of Geophysical Services for Viking Services from 2012 before joining Zion. In that capacity, Mr. Dunn managed all aspects of geophysical exploration in Europe, Turkey, and Africa, seeing Viking acquire over 7,800 square kilometers of 3D and 10,000 kilometers of 2D. During his tenure, Mr. Dunn also implemented operational plans in Hungary, Romania, Bulgaria, and Iraq as Managing Director of Central European Drilling and Oilfield Services in Northern Iraq. Before this, Mr. Dunn oversaw Viking’s acquisition of over 2,200 square kilometers of 3D as Technical Operations Manager, leading to the discovery of new basins. Mr. Dunn is a member of the Society of Exploration Geophysicists, the European Association of Geophysical Exploration and the American Chamber of Commerce. He holds several technical certifications from industry groups.

Gene Scammahorn, age 76, was appointed a director in October 2012. Until recently, Mr. Scammahorn was an Internal Audit Director at Xerox Business Services, LLC, a position that he held since 2001. In this position, he was primarily responsible for consulting and advising operating management in preparations for over 100 external SSAE (formerly SAS 70) audits of domestic and global business process outsourcing contracts. Mr. Scammahorn has over 30 years of business experience, including two “Big Four” public accounting firms, major oil and gas companies and banking and consulting. He has participated in audit committee presentations and meetings for major clients, the Federal Reserve Bank of Dallas and Xerox Business Services, LLC. He received a BS in Accounting in 1973 from the University of Tulsa and is a Certified Public Accountant. The Board believes that Mr. Scammahorn’s extensive experience as a certified public accountant was instrumental in his appointment to the Board and provides our Board with a critical accounting perspective.

John Seery, age 78, was appointed to the Board on September 1, 2018 and to serve as a member on the Compensation Committee. Mr. Seery has over forty years’ of experience in the project management and design of oil and gas facilities. Projects have included refining, gas processing, compressor stations, terminals, and production and construction facilities. His scope has ranged from feasibility and conceptual design and studies, including cost estimating, detail design, procurement, startup and project and construction management. Mr. Seery was employed by Mustang Engineering as a Project Engineer from 1998 until his current retirement for projects in Kansas, Texas, Scotland, Lithuania and Equatorial Guinea for clients such as ExxonMobil. He was employed by Basic Systems, Inc., as a Project Manager for projects in the Ukraine and Uzbekistan from 1993 to 1998. He was employed as a Project Manager by Armelline Engineering from 1990 to 1992 for projects in Oklahoma and California for clients such as Arco Oil & Gas and Mobil. He was employed by Nova Engineering from 1984 to 1990, Aztec Construction from 1981 to 1983, Edeco from 1973 to 1981 and Sun Oil Refinery from 1969 to 1973. Mr. Seery earned a B.S. in Mechanical Engineering at New Mexico State University and is a licensed Project Engineer. He also completed Management Courses at Findlay College. The Board believes that Mr. Seery’s extensive experience in project management in the oil and gas industry and the design of petroleum facilities was instrumental in his appointment to the Board and provides the Board with important perspectives in these areas.

Martin M. van Brauman, age 76, was appointed to the Board effective April 1, 2014 and since January 1, 2012 has been the Corporate Secretary and Treasurer and since June 1, 2013 has been a Senior Vice President and since September 15, 2020 an Executive Vice President. From July 1, 2007 to January 31, 2009, he served as the Chief Financial Officer, Corporate Secretary, Senior Vice President and Board director. Between February 1, 2009 and July 1, 2009, he served as the Chief Legal Officer. He is Board Certified in Tax Law by the Texas Board of Legal Specialization and has been in private legal practice in Dallas specializing in international and corporate tax and business corporate law. Previously, he spent 12 years as a Senior Attorney (International Specialist and Petroleum Industry Specialist) with the Office of Chief Counsel, IRS, followed by three years as a tax consultant with Deloitte & Touche and Grant Thornton. He has published on subjects related to taxation of international oil and gas ventures. Mr. van Brauman holds a B.E. degree from Vanderbilt University, a Doctor of Jurisprudence degree from St. Mary’s University and an M.B.A. (Beta Gamma Sigma) and LL.M. (Tax Law) from Southern Methodist University. He is a member of the Society of Legal Scholars of the Texas Bar College. He has been an Adjunct Professor at Southern Methodist University, School of Law,

L.L.M. Tax Program and at the University of Texas at Dallas, Masters of Accounting Program. He is president and co-founder of Jews and Christians United for Israel, Inc., a 501(c)(3) nonprofit. He is the managing director of The Abraham Foundation, a Swiss International foundation, and the Bnei Joseph Foundation, an Israeli nonprofit amuta. He is on the Advisory Board of the Jewish Studies Program, University of North Texas and on the Advisory Board of the Museum of Biblical Art/National Center for Jewish Art in Dallas. He is a Capitol Club member of the American Israel Public Affairs Committee (“AIPAC”). He is a member of the Bnai Zion Foundation. He is a Board member of the Texas Map Society. Publication: Jews and Christians, Fellow Travelers to the End of Days, (2nd ed. 2020). The Board believes that Mr. van Brauman’s extensive experience in corporate law, corporate governance laws, and federal, state and international tax laws was instrumental in his appointment to the Board and provides the Board with important perspectives in these areas.

Mr. Brad Dacus, age 60, was appointed to the Board effective December 1, 2019. Mr. Dacus is the president and founder of the Pacific Justice Institute (“PJI”). Mr. Dacus founded the Pacific Justice Institute in 1997 and has served as President of this nonprofit organization for more than 22 years. PJI has five offices in California as well as satellite offices in Oregon, Washington state, Nevada, and Colorado. PJI has a network with hundreds of volunteer affiliate attorneys and handles more religious liberty and parental rights cases on the West Coast than any other organization of its kind. Mr. Dacus is licensed to practice law in both Texas and California. Mr. Dacus can be heard weekly on The Dacus Report on more than 170 radio stations across the country. He has testified before the United States House of Representatives in Washington, D.C. and has testified numerous times before the California State Legislature on legislation affecting religious freedom and parental rights. He was presented an honorary Doctorate of Religious Freedom and Family Rights degree from California Baptist University in recognition of his commitment to faith and justice and of his work protecting parental rights and religious freedom through PJI. Mr. Dacus received his Bachelors in Business Administration and Finance at Texas A&M University in 1986. He then spent a year working for Electronic Data Systems as a part of the accounting financial management development program. After that, he worked as a Legislative Assistant to United States Senator Phil Graham in Washington DC. Later, he attended Law School at the University of Texas in Austin where he received his Juris Doctorate degree in 1991. He spent a year working for the Pacific Legal Foundation as a part of their fellowship program. Then, in 1992, he opened the Western Regional Development Office for the Rutherford Institute, a nonprofit legal organization defending religious freedom. For five years, he developed a network of attorneys in 14 western states and coordinated litigation in this region before his founding of PJI. The Board believes that Mr. Dacus’ extensive experience in media and public relations is invaluable in providing the Board with important perspectives in these areas.

Dr. Amotz Agnon, age 69, was appointed to the Board effective September 1, 2019. Dr. Amotz Agnon is a Professor of Geology and Geophysics, whose research has spanned the geology and geodynamics of the boundaries of the Arabian Plate, from the Levant to the Zagross — Persian Gulf. He has been a professor at the Institute of Earth Sciences of Hebrew University of Jerusalem, teaching in field and structural geology, geodynamics, marine geology and geophysics. After founding and directing the first geophysical lab at Hebrew University, Agnon initiated and co-founded the Neev Center for Geoinfomatics. Dr. Agnon has served as Vice-President and President of the Israel Geological Society and acted as the chair of the Oceanography M.Sc. and Marine Science B.Sc. programs at the university. He has been invited to three Ph.D. juries for the Institut de Physique du Globe (Paris, Strasbourg). He has served on the inter-ministerial Committee for National Infrastructures and as an advisor for the Atomic Energy Commission in Israel. He holds a B.Sc. and M.Sc. in Geology from Hebrew University and a Ph.D. in Geophysics from the University of California at Berkeley. He has published jointly over 100 journal articles in his field and has published numerous chapters in books and professional publications. On December 10, 2023, Dr. Agnon sent an email to the Board requesting a release from his duties and his board position effective January 1, 2024. The State of Israel has requested his time and skills in geology and geophysics in the Gaza tunnel networks for the IDF during this war time.

There are no family relationships between any of the above directors.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

CORPORATE GOVERNANCE POLICIES

The Company’s business is managed under the direction of the Board. In connection with its oversight of the Company’s operations and governance, the Board has adopted, among other things, the following:

•        Corporate Governance Guidelines to implement certain policies regarding the governance of the Company;

•        a Code of Business Conduct and Ethics to provide guidance to directors, officers and employees with regard to certain ethical and compliance issues;

•        a Supplier Code of Conduct to provide guidance for our Company relationships with vendors, contractors and suppliers that are critical to achieving responsible and ethical corporate performance;

•        an Environmental Management Policy to provide guidance for the Company’s directors, employees, consultants and contractors to protect the environment during our operations and set standards against which we can judge our performance;

•        Charters of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Technical, Reserves and Environmental, Health & Safety (EHS) Committee, the Investment Committee and the Tax Benefits Preservation Committee of the Board;

•        an Insider Trading Policy to facilitate compliance with insider trading regulations;

•        an Audit Committee Whistleblower and Complaint Policy and Procedures (i) to allow directors, officers and employees to make confidential anonymous submissions regarding concerns with respect to accounting or auditing matters and (ii) which provides for the receipt of complaints regarding accounting, internal controls or auditing;

•        a Stockholder and Interested Parties Communications Policy pursuant to which holders of our securities and other interested parties can communicate with the Board, Board Committees and/or individual directors; and

•        Succession Planning Guidelines for the CEO and Senior Executives.

Each of these documents can be viewed on the Company’s website at www.zionoil.com/investor-center/corporate-governance. The Company’s website and the information contained on or connected to its website are not incorporated by reference herein and its web address is included as an inactive textual reference only. Copies of the foregoing documents and disclosures are available without charge to any person who requests them. Requests should be directed to Zion Oil & Gas, Inc., Attn: Corporate Secretary, 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and all employees. The code has been posted on our web site at www.zionoil.com/investor-center/corporate-governance, and may also be obtained free of charge by writing to Ethics Code, c/o Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website, at the address and location specified above.

INDUSTRY BEST PRACTICES AND APPROPRIATE INTERNATIONAL STANDARDS

Environmental Management Policy

The Company is committed to perform the best for our shareholders, employees, the environment that surrounds our activities, the communities in which we work and the Israeli government and its ministries. We have established specific policies that will guide management in making good decisions when faced with the inevitable trade-offs and compromises that the real world demands. For all matters, we will try our best to minimize risk and to maximize the benefit for all.

We will always comply with laws, industry best practices and the appropriate international standards. Minimizing the impact on the environment of our activities is a basic principle and we will work tirelessly to ensure that principle is upheld. Our Environmental Policy provides a framework to guide the Company’s directors, employees, consultants and contractors to protect the environment during our operations and set standards against which we can judge our performance.

It is the policy of the Company to conduct its business in a socially responsible and ethical manner that promotes the preservation of the natural environment. Recognizing that the exploration and production activities interact with the environment in many ways the Company shall:

1.      Comply with all applicable laws, regulations and standards relevant to the management of risks to the environment arising from the activities undertaken by the Company;

2.      Integrate an environmentally sensitive culture into all relevant aspects of the Company’s business;

3.      Conduct environmental risk assessment, where necessary, to identify and characterize any present or future risks to the environment arising from the Company’s activities, to prioritize such risks and commit resources to establish cost effective controls before the development of actual or perceived compliance issues;

4.      Develop and implement appropriate measures to reduce energy consumption, where practicable, increase the efficiency with which energy is being used, and minimize environmental impact, waste and cost associated with energy use;

5.      Develop and implement appropriate measures to manage the generation and disposal of waste in order to minimize, so far as is reasonably practicable, the impact of the Company’s activities on the environment;

6.      Encourage measures to establish and maintain an appropriate level of environmental awareness in all personnel associated with the Company’s activities (employees and contractors), ensuring that employees and contractors: (a) are fully informed about the Company’s environmental management processes and that there is open communication on all relevant issues, (b) receive appropriate training programs, and (c) are encouraged to initiate and maintain an open discussion within the Company’s management regarding environmental matters;

7.      Communicate openly with government, ministries, communities and industry on environmental issues, and contribute to the development of policies, legislation and regulations that might influence the Company’s activities;

8.      Design, construct, maintain and operate all facilities under the Company’s control by the provision of defined systems of work, in a manner which ensures, so far as is reasonably practicable, adequate safeguards for the natural environment;

9.      Establish and maintain suitable controls on the use of ozone depleting substances, so far as is reasonably practicable, as to prevent or minimize quantities of those substances escaping into the atmosphere;

10.    Develop and implement appropriate and relevant response systems to minimize detrimental impact to the environment should an accident or incident occur;

11.    Establish and maintain controls to confirm that this Policy is being fully implemented, maintained and improved, as necessary, to ensure, so far as reasonably practical, the preservation of the natural environment.

Ultimate responsibility for the effective management of environmental issues throughout the Company’s operations rests with the CEO and the Board. However, every employee must recognize his or her responsibility with the Company’s overall environmental management policy, and assist in establishing the Company’s overall aim of operating in an environmentally responsible manner.

This Policy shall be implemented by management through the development and implementation of standards and procedures that assign specific responsibilities for the execution of relevant management and control activities to safeguard and preserve the natural environment.

Environmental Requirements in Israel

Our business in Israel is subject to regulations by the State of Israel under the Petroleum Law. The administration and implementation of the Petroleum Law are vested in the Minister of Energy (“Energy Minister”), the Petroleum Commissioner and an advisory council. The Petroleum Law and regulations provide that the conduct of petroleum exploration and drilling operations be pursued in compliance with “good oil field practices” and that measures of due care be taken to avoid seepage of oil, gas and well fluids into the ground and from one geologic formation to another. The Petroleum Law and regulations also require that, upon the abandonment of a well, it be adequately plugged and marked. As a condition for issuing the required permit for the construction of a drilling site, the planning commissions require the submission of a site remediation plan, subject to approval of the environmental authorities. Our operations are also subject to claims for personal injury and property damage caused by the release of chemicals or petroleum substances by us or others in connection with the conduct of petroleum operations on our behalf. Various guidelines have been published in Israel by the State of Israel’s Petroleum Commissioner and Energy and Environmental Ministries as it pertains to oil and gas activities.

The Environmental Ministry has published Professional Guidelines and Standards for Remediation of Land. The guidelines clarify and define what is considered polluted land, remediation and the permitted methods to remediate polluted land, and it applies to oil and gas exploration companies including Zion. The Energy Ministry has issued guidelines for occupational health and safety practices regarding oil and gas drilling and production activities per international norms, coupled with Israeli legal safety guidelines. These regulations focus on industry best practices in the area of health, safety, and environmental (HS&E) factors as well as risk management. In addition, there is a requirement to have the Petroleum Commissioner’s approval over the safety standards when the operator seeks to apply. For the well, among other requirements, Zion formally submitted its Environmental Impact Assessment (“EIA”) document for to Israel’s Ministries of Energy and Water Resources (“Energy and Water Ministries”) and thereafter to the Ministry of Environmental Protection (“Environmental Ministry”). Then, Zion formally submitted its EIA document for its Megiddo-Jezreel well to the Northern District Committee in Nazareth. Next, the EIA was formally approved by Israel’s Energy and Environmental Ministries. Then, Zion submitted the approved EIA to Israel’s Energy Ministry for their final drilling program approval. After Zion reached agreement with the local kibbutz and the Israel Land Authority and obtained a Business License for the drilling project, the Company began operations. Zion continues to submit additional documents as needed to the different Ministries and agencies for various approvals as Zion continues operations that are ongoing today.

Social Considerations

If we are successful in finding commercial quantities of hydrocarbons in Israel, 6% of our gross revenues from production will fund two charitable foundations that we established for donating to charities in Israel, the U.S. and elsewhere in the world. The international foundations would support worldwide charitable, educational, medical, religious and other similar non-profit organizations.

The Company has a number of Board members, who are active in charitable causes that include all areas of human rights and who influence management in the operational procedures of the Company. The Company’s Board member, Ms. Virginia Prodan is an international human rights attorney and an Allied Attorney with the Alliance Defending Freedom. Ms. Prodan is on the advisory board of Stand with Persecuted Churches, the 21st Century Wilberforce Ministry and 4word women.org. Texas Governor Greg Abbott appointed her to the Texas Holocaust and Genocide Commission in 2018. The Company’s founder, John Brown, and board member, Martin M. van Brauman have established a Section 501(c)(3) charitable foundation to provide educational information to fight antisemitism, Jews and Christians United For Israel, Inc. Mr. van Brauman is on the Advisory Board of the Jewish Studies Program at the University of North Texas and a member of the Bnai Zion Foundation. In addition, he is on the Advisory Board of the Museum of Biblical Art/National Center for Jewish Art in Dallas.

Supplier Code of Conduct

The Company expects its employees, suppliers and vendors to respect each other and treat each with dignity, respect and fairness to achieve good business conduct. Based on the principles of our Code of Business Conduct and Ethics (the “Code of Business”), the Supplier Code of Conduct (the “Supplier Code”) communicates the expectations the Company has for ethical conduct and fair dealing. Our Company relationships with vendors, contractors and suppliers are critical to achieving responsible and ethical corporate performance. For the purposes of this Supplier Code, “supplier” refers to any company, corporation, or other entity or person that provides, or seeks to provide, goods or services to the Company, and includes the supplier’s employees, agents, workers, representatives, contractors and subcontractors.

Suppliers should carefully review the Supplier Code and are responsible for ensuring compliance with the Company’s standards of conduct. Our suppliers are to avoid even the appearance of improper behavior and must never act in any way to undermine compliance with the Code of Business or the Supplier Code. The Supplier Code provides the mechanisms for mutual accountability and reporting ethical concerns and possible violations of the Code of Business or the Supplier Code. The Company shall review its relationship with any supplier that does not adhere to the Supplier Code and remove them from the Company’s approved supplier list, if necessary.

Environmental, health and Safety

Suppliers must share the Company’s commitment to providing a safe and healthy workplace and conducting operations in an environmentally responsible manner. Suppliers are responsible for observing all environmental, health and safety laws, regulations, rules and permit requirements that apply to their operations. Suppliers must take precautions to protect the environment and the health and safety of their employees, Company employees, business partners and members of the communities, in which there are operations.

Suppliers must promptly report and take immediate steps to correct all accidents, injuries, unsafe or unhealthy conditions, and potential violations of environmental, health or safety laws, regulations or Company policies. Suppliers must never request to violate established environmental, health and safety procedures in connection with the Company’s related activities. Suppliers have the obligation to report to the Company and may stop work activities, if necessary, when there may be a threat to safety or the environment. Suppliers are expected to uphold the Company’s environmental, health and safety polices.

Dignity, Respect and Fairness

Suppliers must cooperate with the Company’s commitment to an inclusive workforce free of unlawful discrimination. The Company requires that suppliers not engage in discrimination in any employment practice, including recruiting, hiring, compensation, benefits, transfer, termination, training, or social or recreational programs, on the basis of race, color, religion, age, national origin, military or veteran status, disability or any other legally protected characteristics.

Harassment, Violence and Weapons

Harassment and violence have no place in the workplace or off-site. They are strictly prohibited in connection with the Company related activities and will not be tolerated. Suppliers are expected to cooperate with the Company’s commitment to prohibit harassment and threats of violence. The Company prohibits the possession of firearms, guns, explosives and any other weapons, as well as ammunition, while on Company premises, unless otherwise precluded by the laws of a particular jurisdiction.

Drugs and Alcohol

Suppliers are expected to be free from the influence of alcohol, drugs and improperly used prescription medicine when conducting the Company’s business, whether on or off the Company’s site or premises.

External Communications

Suppliers are prohibited from engaging in any communication representing the Company’s opinion in any forum without prior written approval pursuant to applicable company policy.

Antitrust Laws

Suppliers are expected to comply with applicable antitrust and fair competition laws and not to participate in any activity that could be considered a violation of antitrust laws.

Anti-Corruption Laws

Suppliers must comply with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act, which makes it a criminal offense to bribe or offer to bribe a foreign governmental or political official to obtain or retain business. No supplier may participate in bribes or kickbacks of any kind, whether in dealings with public officials or individuals in the private sector. Suppliers must not give, promise to give or offer to give anything of value, directly or indirectly, to a governmental official or employee, government agency, political party, public international organization or any candidate for political office in order to improperly influence any act or decision or otherwise improperly promote the business interests of the Company.

Anti-Boycott Laws

Suppliers must not participate or support any international boycott that is not sanctioned by the United States government or applicable laws.

Trade Laws

Suppliers must comply with applicable trade controls.

Accounting and Disclosure Practices

Suppliers are expected to honestly and accurately record and report all matters related to business with the Company. Books, records, accounts and financial statements should be maintained in reasonable detail, appropriately reflecting all transactions with the Company and conform to generally accepted accounting principles, applicable legal requirements and a system of internal controls. Suppliers shall make their books, records, accounts and financial statements available to the Company upon request.

Records Retention

Suppliers shall create, retain and dispose of business records in compliance with all applicable legal and regulatory requirements. Further, suppliers must cooperate with the Company’s business record retention needs, if the supplier is advised or otherwise should recognize that a business record may be relevant to an audit, investigation or pending or threatened legal or regulatory proceeding.

Political Activities

Without prior written approval pursuant to Company policy, suppliers may not use the Company’s funds or resources for political activities, make any political contributions or present any gifts on behalf of the Company to any candidate for public office or elected official, or represent the Company or authorize any third party to represent the Company in making contacts with any federal, state or local government official (or member or employee of a legislative body or government agency) to influence policy, legislation, agency rules, regulations or any other official action.

Charitable Giving

Suppliers shall not make or promise charitable contributions on the Company’s behalf or take advantage of their relationship with the Company to inappropriately solicit the Company’s employees, suppliers or other business partners for contributions or to become involved in a nonprofit organization.

Fair Dealing

Suppliers must deal fairly with the Company’s customers, suppliers, contractors, royalty owners, competitors, employees and other stakeholders. Suppliers must not take unfair advantage of anyone through manipulation, abuse of privileged or confidential information, misrepresentation, fraudulent behavior or any other unfair practice.

Protection of Confidential Company Information and Personal Data

Suppliers must strictly adhere to all confidentiality obligations. Suppliers may not access, use, remove, copy or share confidential Company information or personal data without a legitimate business purpose and prior written approval from the Company. Confidential information includes proprietary information regarding business activities, geological and geophysical information, processes and trade secrets and financial performance, as well as any nonpublic information that might be of use to competitors or harmful to the Company or its business partners if disclosed. Suppliers must be familiar with and abide by laws and regulations that govern the collection, use and disposal of personal data, including wage, salary, benefits and other confidential information related to the Company employees, contractors, directors, shareholders, royalty owners, customers and other business partners. Suppliers must ensure the confidentiality of this information and return all confidential information and personal data after their relationship with the Company ends.

Insider Trading

Suppliers may not use or share insider information concerning the Company for the purpose of trading in the Company’s common stock or other securities. Insider information includes material nonpublic information about matters such as significant contracts, claims, liabilities, major litigation, potential sales, mergers or acquisitions, development plans, operational activities, earnings, forecasts and budgets. Material information is any information, either positive or negative information that a reasonable investor would consider important in a decision to buy, hold, or sell securities.

Protection of the Company Assets

Suppliers are expected to protect the Company assets against theft, loss and misuse. The Company assets include tangible items like buildings, operational site facilities and equipment, as well as intangible items like business plans and potential prospects. When operating a vehicle on the Company business, suppliers are expected to do so in a safe manner.

Conflicts of Interest

Suppliers must avoid actual conflicts of interest or the appearance of conflicts of interest in business transactions and relationships involving the Company. A conflict of interest exists when private interests, financial or otherwise, interfere with the Company’s interests. Conflicts of interest commonly arise when: (1) a supplier uses the Company resources, such as facilities, equipment, materials, computers, office supplies, information or other assets, for personal gain or inconsistent with the Company’s best interest.; (2) a supplier takes personal advantage of a business opportunity or investment opportunity made available as a result of their relationship with the Company; or (3) a supplier has a family member or friend employed by the Company.

Business Gifts and Entertainment

Suppliers are expected to understand and comply with the Company’s policies governing business gifts and entertainment. Suppliers must never offer or provide personal incentives, rewards or bribes to any Company employee, contractor or supplier in an effort to influence a business decision or gain an unfair advantage. Suppliers may offer reasonable gifts and entertainment consistent with customary business practices and in compliance with applicable law and company policy as long as they do not influence or appear to influence a Company employee to act in a manner contrary to the Company’s interests. The Company employees are required to report all supplier gifts and entertainment pursuant to the Company’s gift and entertainment policy. Any item of value provided by a supplier is considered a gift, even if it is provided in conjunction with ordinary business activities. Suppliers are expected to make available upon request records detailing all gifts and entertainment provided to Company employees or contractors.

Reporting a Concern

Suppliers are required to report promptly all concerns involving the Company, regardless of whether the concern involves the supplier, and must take reasonable steps to cooperate in the Company investigations. To the extent possible, the Company will maintain the confidentiality of any individual reporting known or suspected misconduct. The Company will not tolerate any retaliatory acts, or the threat of retaliatory acts, against any individual for reporting known or suspected misconduct. To report questionable behavior or a possible violation of the Code of Business or Supplier Code, please address correspondence to Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 and to the attention of the:

(1)    General Counsel; or

(2)    Chief Compliance Officer; and/or

(3)    Mr. Oroian, Lead Independent Director, Board of Directors.

SUCCESSION PLANNING FOR THE CEO AND SENIOR EXECUTIVES

The continued success of a company depends in large part on the effectiveness of its board in developing and executing a succession plan for the CEO and senior executive officers. Since the company’s business stages will change over time as the business develops and new objectives are targeted, the executive talent needs will change such that succession planning guidelines are more important to the board than any fixed succession plan. The quality of executive leadership is often cited as the number one factor driving company performance, making succession planning arguably the most important function of a company’s board of directors. As part of succession planning, the board, working closely with the company’s current CEO and senior management, must:

•        Determine the necessary experience, professional capabilities and personal characteristics of the company’s next leaders.

•        Identify and assess the candidates in light of the company’s overall business strategy and corporate culture.

•        Select the optimal candidate to take the place of the company’s current CEO or other senior management position.

Proper succession planning requires:

•        Carefully evaluating the company’s current needs.

•        Predicting the challenges that the company will likely face several years down the road.

•        Navigating the internal dynamics of the company and the hopes and fears of the current executives most affected by the outcome of the process.

BOARD MEETINGS

During the fiscal year ended December 31, 2023, the Board held four board meetings and acted by unanimous written consent on 7 occasions. Each of the directors attended 100% of the aggregate number of meetings of the Board and 100% of any committees of the Board on which they served.

The Board does not have a formal policy with respect to Board members’ attendance at annual stockholder meetings, although it encourages directors to attend and participate at all such meetings. All of the directors serving at the time of the 2023 annual meeting attended the Company’s 2023 annual meeting held in Dallas, Texas on June 7, 2023, either in person or on the webinar.

BOARD LEADERSHIP STRUCTURE

The role of Executive Chairman is held by Mr. Brown, and he held the position of CEO beginning effective April 12, 2019 and ending June 11, 2020. As of April 12, 2019, Mr. William Avery holds the position of President. Michael Croswell holds the position as Chief Financial Officer. As of June 13, 2019, Mr. Robert Dunn held the position of Chief Operations Officer, until June 11, 2020 when he also assumed the position of CEO. The Board believes that this management structure provides the optimal leadership situation for the Company during this period to ensure that key business issues and interests of the Company’s stakeholders (stockholders, employees, communities and prospective investors) are communicated to the Board.

The Board believes that other elements of the Company’s corporate structure ensure that independent directors can perform their role as independent fiduciaries in the Board’s oversight of management and our business and minimize any potential conflict that may result. In this regard, it shall be noted that Mr. Oroian serves as Lead Independent

Director. Our Corporate Governance Guidelines provide that our independent directors will meet in executive session at least annually., and more frequently as needed at the call of one or more independent directors. These executive sessions are presided over by the Lead Independent Director or, if the Lead Independent Director is not in attendance, by another person chosen by the independent directors.

LEAD INDEPENDENT DIRECTOR

The Lead Independent Director serves a valuable role in leading the Board and creating an atmosphere, in which the Board can enhance the Company’s success. The Lead Independent Director’s significant responsibilities are to:

•        act as a liaison between the independent directors and the Chairman and management, including with regard to the interest of the independent directors in having particular issues or topics addressed in a Board meeting:

•        set the agendas for, call for, and preside over the executive sessions of the independent directors, which typically is conducted at the annual Board meeting, but can be conducted at any Board meeting as needed by the Lead Independent Director;

•        brief the Chairman, CEO and management, as needed, on the issues discussed in the executive sessions;

•        collaborate with the Chairman and CEO on the agendas for the meetings of the Board (including schedule and materials);

•        have the ability to call Special meetings of the Board and determine the agenda for such Special Board meeting;

•        coordinate the retention of consultants and advisors who report directly to the Board on Board matters (as opposed to committee consultants and advisors);

•        facilitate and assist the Nominating & Corporate Governance Committee with Board, committee and director evaluations;

•        assist the Chairman, CEO and Chair of the Compensation Committee with succession planning, as necessary;

•        foster a respectful atmosphere, in which directors feel comfortable asking questions, providing insight and engaging in dialogue;

•        frequently meet with management to preview significant matters expected to be presented to the Board; and

•        as needed or requested by the Board, perform other corporate governance duties.

DIRECTOR INDEPENDENCE

Although we began trading on OTC Market on September 2, 2020, we continue to be an SEC Reporting Company and maintain a certain level of Board and Committee independence as require by the OTC Market Rules for U.S. Companies and in addition to maintain the independence requirement standards of NASDAQ. The Board of Directors has established guidelines requiring a majority of directors to be independent, as determined in accordance with the Bylaws of the Company and applicable rules of the NASDAQ and OTC Market. As of the record date, nine members of our Board of Directors (Gene Scammahorn, John Seery, Javier Mazón, Paul Oroian, Kent Siegel, Brad Dacus, Sarah Caygill, Pandji Putra and Virginia Prodan) met the criteria of independence set by the NASDAQ and OTC Market for membership on the board of a NASDAQ listed company (“NASDAQ independence criteria”) and trading on the OTC Market. Each of these nine directors had certified their belief that they met such independence standards. Also, all of the members of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are independent under applicable SEC, NASDAQ and OTC Market rules and regulations.

NASDAQ independence criteria provide, among other requirements, that an independent director: (i) cannot be and, over the past three years, cannot have been an officer or employee of the Company and cannot be an immediate family member of such person; (ii) cannot receive or, over the past three years, have an immediate family member who receives or received from the Company more than $120,000 in any consecutive twelve month period for services other than as one of the Company’s directors (or, with respect to an immediate family member, as a Company employee); (iii) cannot be affiliated, or be an immediate family member of a person affiliated with, any organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed five percent of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years.

SEC independence criteria, which govern members of and candidates for service on the Audit Committee, provide that an “independent” director cannot be one of the Company’s officers or be in a position, directly or indirectly, to control the Company’s management or policies (other than in his position as a director). Neither can he or she be, or be affiliated with, a paid consultant or provider of services to the Company.

BOARD COMMITTEES

The Company’s Board has established the required Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, with each comprised of only independent directors. The Company’s Board has also established an Investment Committee, Tax Benefits Preservation Committee and a Technical Reserves and Environmental, Health & Safety Committee. Each committee operates under a charter that has been approved by our Board. All of the charters are publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department.

Audit Committee

Two of the four members of the Audit Committee are financial experts possessing accounting and audit skills, since three members are licensed CPAs. The Company’s Audit Committee is currently comprised of Messrs. Oroian, Siegel, Dacus and Caygill. Mr. Oroian was elected to serve as Chairman. Mr. Oroian is president and managing partner of Oroian, Guest and Little, P.C., a certified public accounting and consulting firm. Mr. Siegel is the president and chief operating officer of Kent S. Siegel, P.C., a certified public accounting firm and is a tax lawyer. Mr. Dacus is president and founder of the Pacific Justice Institute and a lawyer licensed to practice in Texas and California. Ms. Sarah Caygill is the independent Fund Director and Advisor of Pelion Advisors, Geneva Switzerland.

The principal function of the Audit Committee is to assist the Board in monitoring (i) the integrity of the Company’s financial statements, (ii) Company compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, (iv) performance of the Company’s independent auditors, (v) the Company’s business practices and ethical standards and (vi) related party transactions. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors.

The Board has determined that Mr. Oroian and Mr. Siegel of the Audit Committee are “independent directors” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(l) under the Exchange Act. Also, the Board has determined that Mr. Oroian and Mr. Siegel each qualify as an “audit committee financial expert” as defined by the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Oroian’s and Mr. Siegel’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Oroian and Mr. Siegel any duties, obligations or liability that is greater than is generally imposed on them as members of the Audit Committee and Board, and their designations as an Audit Committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board.

During the fiscal year ended December 31, 2023, the Audit Committee met five times and with the full Board on four meetings.

Compensation Committee

The current members of our Compensation Committee are Ms. Caygill, Mr. Seery, Mr. Mazón and Mr. Siegel. Ms. Caygill was elected to serve as Chairperson effective June 9, 2021.

All four current members of the Compensation Committee satisfy the SEC independence criteria and the NASDAQ and OTC Market independence criteria. The Compensation Committee establishes our Company’s policies and administers our compensation program with respect to our executive officers. Based on periodic evaluation, the Compensation Committee also makes recommendations to the Board regarding director compensation and our Company’s employee benefits program. Pursuant to its charter, the functions and responsibilities of the Compensation Committee include:

•        determining compensation for the Company’s executive officers;

•        assisting in developing and reviewing the annual performance goals and objectives of our executive officers;

•        assessing the adequacy and competitiveness of our executive compensation program;

•        administering our incentive compensation program and other equity-based compensation plans;

•        reviewing and recommending compensation for our non-employee directors; and

•        reviewing and evaluating the adequacy of the Compensation Committee charter on an annual basis.

During the fiscal year ended December 31, 2023, the Compensation Committee met once and with the full Board on four meetings and acted by unanimous consent on four occasions.

Our executive officers receive a compensation package consisting of base salary, long-term equity awards, and participation in benefit plans generally available to all of our employees including life, health, disability and dental insurance. We have chosen these elements of compensation to create a flexible package that reflects the long-term nature of our business. We also enter into employment agreements with our executive officers that provide for certain severance benefits upon termination of employment following a Company change of control.

In setting executive officer compensation levels, the Compensation Committee, which is comprised entirely of independent directors, is guided by the following considerations:

•        recommendations from the CEO and Chairman of the Board based on individual executive performance and appropriate benchmark data;

•        ensuring compensation levels reflect the Company’s past performance and expectations of future performance;

•        ensuring compensation levels are competitive with compensation generally being paid to executives we seek to recruit to ensure our ability to attract and retain experienced and well-qualified executives; and

•        ensuring a portion of executive officer compensation is paid in the form of equity-based incentives to closely link stockholder and executive interests.

The Compensation Committee periodically engages a consulting company to obtain market data and information on compensation trends regarding executive and director compensation.

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are Messrs. Oroian, Siegel, Scammahorn, Dacus and Ms. Prodan. Mr. Dacus and Mr. Siegel were elected to serve as Co-Chairmen. The Nominating and Corporate Governance Committee is charged with selecting and recommending for the approval of the Board nominees to be submitted to the stockholders for election.

The primary responsibility of the Committee include identifying, evaluating and recommending, for the approval of the entire Board, potential candidates to become members of the Board, recommending membership of standing committees of the Board, developing and recommending to the entire Board corporate governance principles and practices for our Company and assisting in the implementation of such policies, and assisting in the identification, evaluation and recommendation of potential candidates to become officers of our Company. The Committee reviews our Code of Business Conduct and Ethics and its enforcement, and reviews and makes recommendations to our Board.

In addition, the Nominating and Corporate Governance Committee has adopted a formal written policy respecting the standards and qualifications to be used in identifying director nominees, including the consideration of director nominees presented by the Company’s stockholders. A copy of the director nominee policy is available on our website at www.zionoil.com/investor-center/corporate-governance.

During the fiscal year ended December 31, 2023, the Nominating and Corporate Governance Committee met once and with the full Board on four meetings and acted by unanimous consent on two occasions.

While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Committee considers diversity as very important and as part of its overall assessment of the Board’s functioning and needs. Diversity on the Board is important as a factor in reflecting the diversity of the Company’s shareholders. The Board of Directors believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards and the expertise needed by the Company. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities with respect to the Company’s functioning and needs.

The Nominating and Corporate Governance Committee will consider qualified director candidates recommended by stockholders in compliance with its formally adopted director nominee policy and subject to applicable inquiries. Proposals for consideration by the Nominating and Corporate Governance Committee of director nominees may be made by submitting the names and supporting information to: Kent Siegel, Co-Chairman, Nominating and Corporate Governance Committee, Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243. A stockholder nomination must contain the following information about the nominee:

•        Name;

•        Age;

•        Business and residence addresses;

•        Principal occupation or employment;

•        The number of shares of the Company’s Common Stock and other Company securities held by the nominee;

•        A resume of his or her business and educational background;

•        The information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director; and

•        A signed consent of the nominee to serve as a director, if nominated and elected.

The nomination should also contain the following information concerning the nominating stockholder:

•        Name

•        Address

•        The number of shares of the Company’s Common Stock and other securities held by the nominating stockholder.

•        The nature of the holdings — whether directly or beneficially (if beneficially, details of the legal holder and the nature of the beneficial interest should be provided); and

•        Whether the nominating stockholder has any agreement or understanding of any type (written or oral) with any other stockholder, person, or entity concerning the voting of Company shares and, if so, the identity and address of the other parties to the agreement or understanding, the stockholdings of each of the other parties, and the nature of the agreement or understanding.

Investment Committee

The Company’s Board has established an Investment Committee. The committee operates under a charter that has been approved by our Board. The charter is publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department. The current members of our Committee are Ms. Caygill and Messrs. Scammahorn, van Brauman and Mr. Siegel. Mr. Siegel was elected to serve as Chairman. The Investment Committee consists of members of the Board and have met once in 2023 and with the full Board on four meetings.

The primary purposes of the Investment Committee are to assist the Board in reviewing the Company’s investment policies, strategies, transactions and performance and in overseeing the Company’s capital and financial resources. The Committee has the authority to establish with Board approval an Investment Policy Statement for the Company with the goals (1) to set out the parameters for asset and investment management and oversight, (2) to insure the presence of operating funds, (3) to define policies for asset growth and protection and (4) to provide for scheduled, periodic reports and notifications to the Board and the Investment Committee. The Committee may form and delegate authority to subcommittees of one or more members of the Committee as determined by the Committee to be necessary or advisable. The Committee has the authority, and would have appropriate funding from the Company, to retain such outside legal counsel, consultants, experts and other advisors, as it deems appropriate for the fulfillment of its responsibilities.

Tax Benefits Preservation Committee

The Company’s Board has established a Tax Benefits Preservation Committee. The committee operates under a charter that has been approved by our Board. The charter is publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department. The Chairman of the Committee is Gene Scammahorn with Kent Siegel and Martin M. van Brauman as members. The Committee has met twice in 2023 and with the full Board on four meetings.

The Tax Benefits Preservation Committee of the Board of Directors shall discharge the Board’s responsibilities with respect to (i) protecting the Company’s net operating losses (NOLs), (ii) the evaluation of a possible Tax Benefits Preservation Plan every year with recommendations to the Board, (iii) the implementation of the Plan (either “on-the-shelf” or “short-term” and until the exhaustion of the NOLs), (iv) the triggering of the Plan and its administration when in effect, (v) recommendations to the Board regarding ongoing features and any and all recommended changes and modifications to the Plan; and (vi) performing such other duties and responsibilities as may be consistent with and carrying out the provisions of this charter. Notwithstanding the foregoing, the Board shall retain the right to act on all such matters without limiting the Committee’s authority.

The Committee shall be comprised of three or more members from management Board members and independent Board members with the majority of the members and the committee chairperson being independent. The independent Board members shall be determined by the Board to be “independent” under the rules of the NASDAQ Stock Exchange and applicable legal requirements. In addition, each independent committee member shall be (ii) a “non-employee director” as such term is defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Act”), and (iii) an “outside director” as such term is defined for the purposes of Section 162(m) of the Internal Revenue Code.

The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. A member of the Committee may be removed, with or without cause, by a majority vote of the Board. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson shall be entitled to cast a vote to resolve any ties. The Chairperson will chair all regular sessions of the Committee and set the agendas for the Committee meetings. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

The Committee shall meet as frequently as circumstances dictate. Meetings of the Committee may be held at any time in person or by such electronic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously. Additionally, the Committee may invite other persons to its meetings as it deems appropriate. The Committee shall review and make recommendations on the public disclosure of the any Plan on Form 8-A, or any other SEC filing, if required by the SEC rules and NASDAQ requirements.

Technical, Reserves and Environmental, Health & Safety (EHS) Committee

The Company’s Board has established a Technical, Reserves and Environmental, Health & Safety (EHS) Committee. The committee operates under a charter that has been approved by our Board. The charter is publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department. The Chairman is Robert Dunn with Monty Kness, Jeffrey Moskowitz, Dr. Amotz Agnon, Pandji Putra and Dr. Lee Russell as members. During 2023, the Committee has met once and with the full Board on four meetings.

What does the Reserves and Environmental Health & Safety Committee do? The primary purposes of the Reserves and Environmental Health & Safety Committee are to:

•        Approve the appointment of, and any proposed change in, the independent engineering consultants retained to assist us in the annual review of our reserves;

•        Approve the scope of and oversee an annual review or audit of our reserves by the independent engineering consultants, having regard to industry practices and all applicable laws and regulations;

•        Review the qualifications and independence of our independent engineering consultants and monitor their performance;

•        Approve the independent engineering consultants’ engagement fees and terms of service;

•        Review the integrity of our reserves evaluation process and reporting system;

•        Review any material reserves adjustments;

•        Review variances between the Company’s and the independent engineering consultant’s estimates of reserves;

•        Review the Company’s environmental, health and safety policies, practices and procedures; and

•        Review EHS results, near misses, actions undertaken, and the Company’s efforts associated with the Company’s EHS culture.

Stockholder and Interested Parties Communications Policy

In recognition of the importance of providing all interested parties, including shareholders, with the ability to communicate with members of the Board, including non-management directors, the Board has adopted a Stockholder and Interested Parties Communications Policy, a copy of which is available on our website at www.zionoil.com/investor-center/corporate-governance. Stockholders may communicate with the Board by sending written communications to the Board of Directors, care of Mr. Paul Oroian, Lead Independent Director, to:

Mr. Oroian, Lead Independent Director
Zion Oil & Gas, Inc.
12655 North Central Expressway, Suite 1000
Dallas, Texas 75243

All such letters must follow the directions set out in the Stockholder and Interested Parties Communications Policy. Communications should not exceed 1,000 words in length and should indicate (i) the type and amount of Company securities held by the person submitting the communication, if any, and/or the nature of the person’s interest in the Company, (ii) any personal interest the person has in the subject matter of the communication and (iii) the person’s mailing address, email address and telephone number. Unless the communication relates to an improper topic (e.g., it contains offensive content or advocates that we engage in illegal activities) or it fails to satisfy the procedural requirements of the policy, we will deliver it to the person(s) to whom it is addressed.

The Nominating and Corporate Governance Committee may revise these procedures at any time. Until other procedures are developed and posted on our website, all communications to the Board should be mailed with the information in accordance with the procedures described in the communications policy.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has the ultimate responsibility for the oversight of risk management. Senior officers attend meetings of the Board, provide presentations on operations including significant risks, and are available to address any questions or concerns raised by the Board. Additionally, our three Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. Pursuant to its charter, the Audit Committee coordinates the Boards’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and corporate governance. When any committees receives a report related to material risk oversight, the Chairman of the relevant committee reports on the discussion to the full Board.

In addition to receiving reports from Board committees regarding the risks considered in their respective areas, at least once a year, the Board will specifically review our long-term strategic plans and the principal issues and risks we may face, as well as the processes through which we manage risk. This ensures our Board has a broad view of our strategy and overall risk management process and enables the full Board to coordinate risk oversight, especially with respect to risk interrelationships. We believe our Executive Chairman’s role enhances the Board’s administration of its risk oversight function because, through his role as Chairman, he is able to provide the Board with valuable insight into our risk profile and the options to mitigate and address our risk based upon his experiences with the management of our business.

REPORT OF THE AUDIT COMMITTEE

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. An independent registered public accounting firm has been engaged to audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the Company’s accounting and financial reporting processes and (ii) the audits of the financial statements of the Company on behalf of the Board.

The Audit Committee has met and held discussions with management and RBSM, LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements for the year ended December 31, 2023 were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed the financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380).

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. They met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by PCAOB Rule 3526 (File No. PCAOB-2008-03) (Independence Discussions with Audit Committees).

Based on the foregoing, the Audit Committee has recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

This report is submitted by the Chairman of the Audit Committee.

AUDIT COMMITTEE

Paul Oroian
Kent Siegel
Brad Dacus
Sarah Caygill

March 13, 2024

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

BOARD RECOMMENDATIONS ON PROPOSALS

PROPOSAL NO. 1

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO ELECT THE FIVE CLASS I DIRECTORS THAT HAVE BEEN NOMINATED TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

RBSM, LLP (“RBSM”), an independent registered public accounting firm, was the auditor for the year ended December 31, 2023 and has been selected as the independent auditor for the year ending December 31, 2024. Although stockholder ratification is not required for the appointment of RBSM, since the Audit Committee has the responsibility for appointing the Company’s independent auditors, the appointment is being submitted for ratification with a view toward soliciting the stockholders’ opinions, which the Audit Committee will take into consideration in the future.

Principal Accountant Fees and Services

The following table sets forth the fees for services provided by RBSM and KPMG Somekh Chaikin (“SC”) relating to the fiscal years ended December 31, 2023 and December 31, 2022.

	Fiscal Year 2023		Fiscal Year 2022
	SC	RBSM LLP	SC	RBSM LLP
Audit Fees(1)	$11,000	$205,993	$11,000	$191,000
Audit-Related Fees(2)	—	$—		$—
Tax Fees(3)	$3,895	—	$4,750	—
Total	$14,895	$205,993	$15,750	$191,000

____________

(1)      Audit Fees consist of fees for professional services rendered for the audit of our financial statements included in the Annual Report on Form 10-K, internal controls over financial reporting and the review of the interim financial statements included in the Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

(2)      Audit-Related Fees consist of assurance and/or related services that were reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)      Tax Fees consist of services that were related to the filing of tax returns for our Israeli branch (figures presented exclude VAT tax).

Policy on Pre-Approval of Services

Our Audit Committee considers and pre-approves any audit and non-audit engagement or relationship between the Company and any independent accountant. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve all audit or non-audit services to be provided by an independent accountant if presented to the full Audit Committee at its next meeting. In accordance with these procedures, the engagement of RBSM to conduct the audit of our 2024 financial statements was pre-approved by the Chairman of our Audit Committee and approved by the Audit Committee.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF RBSM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS OTHERWISE SPECIFIED IN THE PROXY.

PROPOSAL NO. 3

Approve an Amendment for an additional number of shares of
common stock under the 2021 Omnibus Incentive Plan for employees, directors and Consultants

Following the recommendation of our Compensation Committee, our Board unanimously approved and recommended that our shareholders adopt this Amendment to the 2021 Omnibus Incentive Plan (the “Plan”) for employees, directors and consultants, which is summarized below and attached as Annex A to this proxy statement. Because this is a summary, it does not contain all of the information that may be important to you. Only the number of available shares is amended by this Amendment. The other terms and conditions of the Plan remain unchanged.

Background

The Company believes that the adoption of the Amendment to the Plan is important. The Amendment will allow the Company to continue to grant stock-based compensation as a part of a competitive overall compensation program. Equity-based awards are a critical component of our program going forward, allowing us to attract, retain and motivate necessary talent, and align the interests of our employees, board members and consultants with those of our shareholders. Our ability to provide competitive pay without stock-based compensation would require the replacement of equity awards with cash-based long-term awards that may not necessarily align interests with those of our shareholders as effective as stock-based awards. If equity awards were replaced by cash compensation, the change would increase cash compensation expense and divert cash that could otherwise be reinvested in our oil and gas operations.

We are requesting an increase in shares under the Plan to ensure there is sufficient availability to attract the candidates that we need for successful operations, as well as to motivate and retain critical employees, directors and consultants. We have a history over the years of granting stock options to all employees, directors and consultants. We are asking you to approve the Amendment to the Plan to increase the number of shares of our common stock available for the granting of future awards by an additional twenty (20) million shares from 38,823,500 shares to 58,823,500 shares. The number of shares of common stock available for future grants under the 2021 Plan as of April 11, 2024 is approximately 5,837,500 shares. The Amendment to add twenty (20) million shares would provide approximately 25,837,500 shares for future awards. The usage of shares from the charts below demonstrate that options are awarded from our Compensation Committee as part of the compensation packages for not just named executives and independent board members, but also to other executives and to all employees and consultants.

Usage of Shares for Awards

The recipients of the grants and the percentages against weighted average shares for each applicable year under the Plan for 2021, 2022 and 2023 were as follows:

Participant	2021 Shares	2021%	2022 Shares	2022%	2023 Shares	2023%
Named Executive Officers	400,000	0.14	3,700,000	0.80	1,700,000	0.30
Other Executive Officers	375,000	0.13	4,425,000	0.94	2,300,000	0.40
Non-employee Directors	875,000	0.31	8,200,000	1.75	3,625,000	0.64
Other Employees	240,000	0.086	1,180,000	0.25	470,000	0.082
Consultants	10,000	0.0036	120,000	0.025	30,000	0.0052
Total	1,900,000	0.68	17,625,000	3.76	8,125,000	1.42

During 2021, 2022 and 2023, the grant of shares under the Plan and the “run rate,” a measure of annual equity compensation as a percentage of total equity, are shown in the table below. The three-year average run rate for 2021, 2022 and 2023 was 1.95%, when not taking into account forfeitures of awards.

Grant year	Options	Weighted average shares	Run rate	Average fair market value at time of grant of all options
2021	1,900,000	277,457,000	0.68	$740,000
2022	17,625,000	468,639,000	3.76	$2,804,487
2023	8,125,00	568,351,000	1.42	$534,040

Description of the 2021 Omnibus Incentive Plan

Key Plan Design and Governance Features

In an effort to further align the interests of our directors and employees with our shareholders and enhance shareholder value, the 2021 Plan was designed to incorporate a broad range of compensation and corporate governance best practices, including the following:

•        Administered by an Independent Committee.    The 2021 Plan is administered by the Compensation Committee, as further described below, and its authorized delegates. The Committee is composed entirely of independent directors who meet NASDAQ, OTC Market and the Company’s standards for independence.

•        No Liberal Share Recycling.    The 2021 Plan is not subject to liberal share “recycling” provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an award, do not again become available for grant.

•        No In-the-Money Option or Stock Appreciation Rights Grants.    The 2021 Plan prohibits the grant of options or stock appreciation rights with an exercise price less than 100% of the fair market value of our common stock on the date of grant, subject to limited exceptions noted below.

•        No Repricing or Replacement of Options or Stock Appreciation Rights.    Options and stock appreciation rights granted under the 2021 Plan may not be repriced, replaced or re-granted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

•        No Discretion to Accelerate Vesting.    The Committee has no discretion to accelerate the vesting of awards issued under the 2021 Plan.

•        Minimum Vesting Requirements.    No equity-based award granted under the 2021 Plan may vest prior to the first anniversary of the applicable grant date, subject to limited exceptions noted below.

•        Director Grant Limit.    No director in any fiscal year may be granted awards, which have an aggregate fair value in excess of $500,000.

•        No Dividend Payments on Unvested Awards.    Dividends and dividend equivalents in respect of unvested awards are not paid unless and until such awards vest. Dividends or dividend equivalents are not payable with respect to options or Stock Appreciation Rights.

•        No Increase to Shares Available for Issuance without Shareholder Approval.    The 2021 Plan prohibits any increase in the total number of shares of common stock that may be issued under the 2021 Plan without shareholder approval, other than adjustments in connection with certain corporate reorganizations, changes in capitalization and other events, as described below.

•        Claw-Back Provision.    The Committee may recover awards and payments under or gain in respect of awards in accordance with the Company’s Incentive-Based Compensation Recoupment Policy.

•        No Single-Trigger Accelerated Vesting; No Gross-Ups.    Under the 2021 Plan, there is no single-trigger accelerated vesting in connection with a change in control where the acquirer assumes the awards or grants substitute awards. Further, the 2021 Plan does not provide for excise tax gross-ups.

Summary of the 2021 Plan

Following is a summary of the material terms of the 2021 Plan. This summary is qualified in its entirety by reference to the full text of the 2021 Plan, which is included in Appendix A of this Proxy Statement and incorporated herein by reference.

Administration

The 2021 Plan is administered by the Compensation Committee, and all members thereof must satisfy the independence requirements of NASDAQ and OTC Market. Awards may be granted to individuals subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) only if the Committee is comprised solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act.

The Committee may delegate to one or more of its members, or to one or more officers of the Company, or to one or more agents or advisors such administrative duties or powers as it may deem advisable. The Committee may, by resolution, authorize one or more officers of the Company to (a) designate recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee may not delegate such responsibilities with respect to Awards granted to a non-employee director or individuals who are subject to Section 16(b) of the Exchange Act; (ii) the resolution providing such authorization sets forth the number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

The Committee has full authority, subject to the terms of the 2021 Plan, to make all determinations necessary or advisable for administering the 2021 Plan, including the authority to determine participants, the types and sizes of awards, the timing and price of awards, any vesting conditions applicable to awards, the forms of award notices, and any rules and regulations necessary or appropriate to administer the 2021 Plan. In addition, the Committee has the authority to interpret the terms of the 2021 Plan and each award notice thereunder.

With respect to any employee, director or consultant who is resident outside of the United States, the Committee may amend or vary the terms of the 2021 Plan to conform such terms to the requirements of applicable non-United States law and to meet the goals and objectives of the 2021 Plan.    In addition, the Committee may establish administrative rules and procedures to facilitate the operation of the 2021 Plan in such non-United States jurisdictions. The Committee may establish one or more sub-plans for these purposes. For employees, directors and consultants who are residents of Israel, the 2021 Plan under the Appendix — Israel, 2021 Omnibus Incentive Plan shall apply, subject to the provisions under Section 102 of the Israeli Income Tax Ordinance 1961 and any regulations, rules, orders, or procedures promulgated thereunder.

Eligibility

Employees and consultants of the Company and our affiliates, as well as non-employee directors, are eligible to participate in the 2021 Plan. Currently, our employees, nine non-employee directors and contractors are eligible to participate in the 2021 Plan on an annual basis.

Share Reserve, Share Counting and Award Limits

The number of shares of common stock available for future grants under the 2021 Plan as of April 11, 2024 is 5,837,500 shares. The Amendment to add twenty (20) million shares would provide 25,837,500 shares for future awards.

The 2021 Plan’s share reserve shall be reduced on a share-by-share basis for each share of stock issued pursuant to an award. Any shares of common stock subject to an award which is cancelled, expired, settled in cash or otherwise terminated shall be added back to the 2021 Plan’s share reserve and will again be available for grants under the 2021 Plan.

The following shares will not be added back to the 2021 Plan’s share reserve and will not be available for future grants:

•        any shares issued or otherwise used to satisfy any tax withholding obligation or to pay the exercise price of an option;

•        any shares that were subject to a stock appreciation right that were not issued in connection with the stock settlement of such stock appreciation right; and

•        any shares that are purchased by the Company with proceeds from the exercise of an option.

The shares of common stock that were previously authorized for issuance under the Director’s Plan may only be used with respect to award granted to directors. The maximum fair market value of awards, determined as of the date of grant, granted for services as a director during any twelve-month period may not exceed $500,000.

Types of Awards

Awards under the 2021 Plan may consist of options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock-based awards, cash-based awards and dividend equivalents, each as described below.

Options.    Stock options entitle the participant to purchase shares of our common stock at a specified price. Options must have an exercise price that is at least the fair market value of our common stock on the date of grant (or 110% of the fair market value with respect to incentive stock options granted to participants who hold more than 10% of our stock). Options may be either incentive stock options that comply with the requirements of Section 422 of the Code or non-qualified stock options that do not comply with such requirements. Incentive stock options may only be granted to employees. An option’s term may not be longer than ten years (or five years in the case of incentive stock options granted to participants who hold more than 10% of our stock). The aggregate fair market value of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an individual in any one calendar year may not exceed $100,000.

The award notice will specify the acceptable method(s) for payment of the exercise price of an option, which may include (a) cash, (b) a check acceptable to us, (c) the delivery of shares (including shares otherwise issuable pursuant to the option or shares that have been held by the participant for such period of time as required by the Committee in its discretion) with a fair market value equal to such exercise price, (d) by a “cashless broker exercise” through procedures established or approved by the Committee, (e) withholding a number of shares otherwise deliverable upon exercise of an option having an aggregate fair market value equal to the exercise price, (f) by any other form of legal consideration acceptable to the Committee, or (g) by any combination of the foregoing. However, no participant who is a director or an “executive officer” of the Company is permitted to pay the exercise price of an option, or continue any extension of payment with respect to the exercise price of an option, with a loan from us or with a loan arranged by us in violation of Section 13(k) of the Exchange Act.

Unless otherwise set forth in the applicable award notice, vested options may be exercised for a period of three months following termination of employment or service (other than a termination for cause, in which case all vested options shall be automatically forfeited upon termination, and unvested options will automatically terminate upon termination). However, if such termination is (i) due to the participant’s death or disability, all unvested options will vest in full upon such termination (with any applicable performance measures deemed achieved at 100% of target), or (ii) due to the participant’s Retirement, a pro-rata portion of the unvested options will vest upon Retirement (with any applicable performance measures deemed achieved at 100% of target). Any options that become vested due to the participant’s death, disability or Retirement will remain exercisable for one year following such termination or Retirement.

Restricted Stock.    A restricted stock award is a grant of shares of common stock at a per share purchase price determined by the Committee (which may equal zero) that is non-transferable and may be subject to a substantial risk of forfeiture until certain conditions determined by the Committee are met. The restrictions imposed on awards of restricted stock may relate to one or more of the following, as determined by the Committee: (a) the attainment of one or more performance targets based on one or more performance measures; (b) the participant’s continued service as an employee, director or consultant for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (d) any combination of any of the foregoing. Each grant of restricted stock may have different restrictions as established in the sole discretion of the Committee.

During the restricted period for any award of restricted stock, the participant shall have the right to receive dividends with respect to the restricted stock (provided that any dividends shall be accrued and held until the restrictions on the underlying grant of restricted stock lapse or expire), to vote shares of restricted stock, and to enjoy all other shareholder rights, except that, unless and until the restrictions lapse or expire, we will retain custody of the restricted stock and the participant may be obligated to forfeit and surrender the shares to us under certain circumstances as determined by the Committee.

Unless otherwise set forth in the applicable award notice, unvested shares of restricted stock will automatically terminate upon termination of employment or service, provided that if such termination is (i) due to the participant’s death or disability, all restrictions upon such shares will lapse upon termination (with any applicable performance measures deemed achieved at 100% of target), or (ii) due to the participant’s Retirement, restrictions upon a pro-rata portion of such shares will lapse upon Retirement (with any applicable performance measures deemed achieved at 100% of target).

Restricted Stock Units.    Restricted stock units evidence the right to receive shares (or their equivalent value in cash) that is restricted or subject to forfeiture provisions. The restrictions imposed on restricted stock units may relate to one or more of the following, as determined by the Committee: (a) the attainment of one or more performance targets based on one or more performance measures; (b) the participant’s continued service as an employee, director or consultant for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (d) any combination of any of the foregoing. Each award of restricted stock units may have different restrictions as established in the sole discretion of the Committee.

Unless and until the restrictions have lapsed and the shares have been registered in the participant’s name, the participant will not be entitled to vote the shares of common stock underlying the restricted stock units or enjoy any other stockholder rights, and may be required to forfeit the restricted stock units under certain circumstances as determined by the Committee. Upon the lapse of the applicable restrictions or at such times as determined by the Committee and set forth in the award notice (but no earlier than the date on which the restrictions lapse), the participant will receive the shares of stock or will receive a payment equal to the fair market value of the shares of common stock underlying the restricted stock units on the vesting date, less applicable withholding. Settlement of restricted stock units may be in the form of shares of common stock, cash, other equity compensation, or a combination thereof, as determined by the Committee.

Unless otherwise set forth in the applicable award notice, unvested restricted stock units will automatically terminate upon termination of employment or service, provided that if such termination is (i) due to the participant’s death or disability, all unvested restricted stock units will become vested upon termination (with any applicable performance measures deemed achieved at 100% of target), or (ii) due to the participant’s Retirement, a pro-rata portion of such unvested restricted stock units will become vested upon Retirement (with any applicable performance measures deemed achieved at 100% of target).

Stock Appreciation Rights.    A stock appreciation right is a right to receive a payment, in cash or shares, equal to the excess of the fair market value of the shares subject to such stock appreciation right over the exercise price thereof, less applicable withholding. Stock appreciation rights may be subject to restrictions, and participants may be required to forfeit the stock appreciation rights under certain circumstances, as determined by the Committee. The restrictions imposed on stock appreciation rights may relate to one or more of the following, as determined by the Committee: (a) the attainment of one or more performance targets based on one or more performance measures; (b) the participant’s continued service as an employee, director or consultant for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (d) any combination of any of the foregoing. Stock appreciation rights may have different restrictions as established in the sole discretion of the Committee.

The exercise price of the stock appreciation rights will be at least the fair market value of the shares of the common stock underlying the stock appreciation rights on the date of grant. Upon the lapse of any applicable restrictions and a participant’s subsequent exercise of the stock appreciation rights, the participant will be entitled to receive payment in an amount equal to: (i) the difference between the fair market value of the underlying shares of common stock subject to the stock appreciation rights on the date of exercise and the per share exercise price; times (ii) the number of shares of common stock underlying the stock appreciation rights; less (iii) any applicable withholding taxes. Settlement of stock appreciation rights may be in the form of shares of common stock or cash, or a combination thereof, as determined by the Committee.

Unless otherwise set forth in the applicable award notice, unvested stock appreciation rights will automatically terminate upon termination of employment or service, provided that if such termination is (i) due to the participant’s death or disability, all unvested stock appreciation rights will vest in full upon such termination (with any applicable performance measures deemed achieved at 100% of target), or (ii) due to the participant’s Retirement, a pro-rata portion of the unvested stock appreciation rights will vest upon Retirement (with any applicable performance measures deemed achieved at 100% of target).

Performance Awards.    Performance awards entitle participants to receive a payment, in cash or shares, upon the attainment of specified performance measures. The Committee will establish, with respect to and at the time of each performance award, the maximum value of the performance award and the performance period over which the performance will be measured.

A performance award is contingent upon our future performance or the future performance of any of our affiliates, or a division or department of us or any of our affiliates during the performance period. With respect to any performance award, either (a) prior to the beginning of the performance period or (b) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date that 25% of the performance period has elapsed, the Committee will, in writing, (i) select the performance measures applicable to the performance period, and (ii) establish the performance targets and amounts of performance awards, as applicable, which may be earned for the performance period.

The vesting of the performance award is based upon one or more of the following, as determined by the Committee: (a) the attainment of one or more performance targets based on one or more performance measures; (b) the participant’s continued service as an employee, director or consultant for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (d) any combination of any of the foregoing.

The performance measures that may be used include the following (including for us or any business unit designated by the Committee): (a) the price of a share of our common stock, (b) earnings per share, (c) market share, (d) the market share of a business unit of us that is designated by the Committee, (e) sales, (f) the sale of a business unit of us that is designated by the Committee, (g) net income (before or after taxes), (h) cash flow return on investment, cash value added, and/or working cash flow, (i) earnings before or excluding interest, taxes, depreciation, amortization or any other items designated by the Committee, (j) economic value added, (k) stockholders’ equity and/or return on stockholders’ equity achieved by us, (l) return on capital (including return on total capital or return on invested capital), (m) total stockholders’ return achieved by us, (n) working capital, (o) selling, general and administrative expense, (p) gross margin and/or gross margin percent, (q) operating margin and/or operating margin percent, (r) revenue, (s) revenue or product revenue growth, (t) pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus), (u) net earnings or loss, (v) return on assets or net assets, (w) attainment of strategic and operational initiatives, (x) gross profits, (y) comparisons with various stock market indices, (z) reductions in cost, (aa) improvement in or attainment of expense levels or working capital levels, (bb) year-end cash, (cc) debt reduction, (dd) free cash flow, operating cash flow, and/or working capital levels, (ee) quality metrics, (ff) employee satisfaction, (gg) implementation or completion of projects and processes, (hh) customer satisfaction, (ii) budget management, (jj) debt covenant leverage ratios, (kk) financing, (ll) safety, (mm) environmental, social and governance and (nn) such other objective or subjective criteria that the Committee shall determine from time to time.

A performance target based on any one or more performance measures may be absolute or relative to (i) one or more other companies, (ii) one or more indexes or (iii) to one or more prior year’s performance. In addition, a performance target based on any one or more performance measures may be subject to objectively determinable adjustments, including one or more of the following items or events: (i) items related to changes in accounting standards (including changes required by the Financial Accounting Standards Board); (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by us during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to events of an “unusual nature” and/or of a type that indicate “infrequency of occurrence”, each as defined in FASB Accounting Standards Update 2015-01, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of our core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

Following the end of the applicable performance period, the participant will be entitled to receive payment with respect to the performance award (not exceeding the maximum value of the award) based on the achievement of the performance targets based on one or more performance measures for such period, as determined by the Committee. The Committee must certify in writing that the applicable performance targets based on one or more performance measures were satisfied prior to the payment of any qualified performance-based awards. Payment of a performance award may be made in cash, common stock, stock options, other equity compensation, or a combination thereof, as determined by the Committee. If a performance award covering shares of common stock is paid in cash, payment will be based on the fair market value of a share of common stock on the payment date.

Unless otherwise set forth in the applicable award notice, unvested performance awards will automatically terminate upon termination of employment or service, provided that if such termination is (i) due to the participant’s death or disability, all unvested performance awards will become vested upon termination (with any applicable performance measures deemed achieved at 100% of target), or (ii) due to the participant’s Retirement, a pro-rata portion of such unvested performance awards will become vested upon Retirement (with any applicable performance measures deemed achieved at 100% of target).

Other Stock-Based Awards.    Other stock-based awards are awards of shares of our common stock, which may be subject to the attainment of performance targets based on one or more performance measures, continued service requirements, or such other criteria as the Committee determines. The Committee will determine the number or the value of shares subject to such awards. Other stock-based awards may (but are not required to) be granted in lieu of base salary, bonuses, fees or other cash compensation otherwise payable to a participant.

Cash-Based Awards.    Cash-based awards are awards denominated and paid in cash, which may be subject to the attainment of performance targets based on one or more performance measures, continued service requirements, or such other criteria as the Committee determines. Cash-based awards may (but are not required to) be granted in lieu of base salary, bonuses, fees or other cash compensation otherwise payable to a participant.

Dividend Equivalents.    Dividend equivalents entitle participants to receive the equivalent value (in cash or additional shares) of dividends in respect of other awards held by participants. Dividend equivalents shall be accrued and held dividends shall be accrued and held until the underlying award vests. Dividend equivalents are not payable with respect to options or stock appreciation rights.

No Discretion to Accelerate Vesting; Award Terms

The Committee has no discretion to accelerate the vesting of awards issued under the 2021 Plan. The Committee will determine the term of each award; however, in no event may the term of any award exceed a period of ten years (or such shorter period as may be required for stock options and stock appreciation rights).

Minimum Vesting Period

Any award granted under the 2021 Plan (other than a cash-based award) shall be subject to a vesting period of not less than one year from the date of grant, except where vesting occurs due to (i) a Participant’s death or disability, or upon a “corporate change”, or (ii) with respect to awards which in aggregate do not exceed five percent (5%) of the total number of shares of common stock available under the 2021 Plan.

Transferability

Awards granted under the 2021 Plan generally are not transferable except (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, or (iii) if vested, with the consent of the Committee, provided that any such transfer is permitted under the applicable securities laws. Restricted stock, once vested, may be transferred at will.

Adjustments upon Recapitalizations, Reorganizations and Corporate Changes

If there is any change in the common stock by reason of a stock split, consolidation, stock dividend, recapitalization, reorganization, merger, spin-off, exchange of shares or other similar event or any distribution to the holders of common stock that would dilute or enlarge the rights of participants (excluding any equity restructuring), the Committee has the discretion to equitably or proportionally adjust the number and price of shares or other securities or property subject to outstanding awards, and may appropriately adjust the share reserve and the award limits under the 2021 Plan. Upon a subdivision, consolidation or payment of a dividend, excluding any equity restructuring, the number of shares subject to and per share purchase price of outstanding awards will be proportionately adjusted. In addition, upon certain non-reciprocal transaction known as “equity restructurings,” the Committee will make equitable adjustments to the common stock that may be issued under the 2021 Plan and outstanding awards.

Acceleration of Awards Upon a Corporate Change

In connection with a “corporate change” in which awards are not assumed and/or replaced by the surviving entity, all outstanding awards will become fully vested and settled in cash, shares or a combination thereof in accordance with the terms of the applicable award agreement; provided that if the achievement of the performance goals applicable to an award have not been measured, then such performance goals shall be deemed satisfied as if target performance was achieved.

In connection with a “corporate change” in which awards are assumed and/or replaced by the surviving entity with a “replacement award” (as defined below), to the extent the participant’s employment is involuntarily terminated by the Company without cause within eighteen (18) months following the corporate change, then any such replacement award which is (i) a stock option or stock appreciation right will become fully vested and exercisable according to its terms and (ii) other awards will become fully vested and paid generally upon or within sixty days of the participant’s termination. “Replacement award” means an award (a) of the same type (e.g., option, stock unit, etc.) as the replaced award (or a different type than the replaced award if the Committee finds such type acceptable), (b) that has a value at least equal to the value of the replaced award, (c) that relates to publicly traded equity securities of the Company or its successor following the corporate change (or another entity that is affiliated with the Company or its successor following the corporate change), and (d) that has vesting and other terms and conditions of which are not less favorable to the participant than the terms and conditions of the replaced award.

In connection with a corporate change, the Committee may provide a cash payment in lieu of the right to exercise any stock option or stock appreciation right and may cause the payment of any other award to be made in cash instead of shares.

Amendment and Termination

The Board or the Committee may, in its discretion, terminate the 2021 Plan or alter, modify or amend the 2021 Plan or any part of the Plan at any time, provided that the Board or Committee may not take any action that materially impairs the rights of any participant with respect to an outstanding award without the consent of the participant, and stockholder approval will be required for any amendment to the extent necessary to comply with applicable law or the requirements of any securities exchange on which the common stock is then-listed. In addition, stockholder approval will be required to (i) increase the maximum number of shares issuable pursuant to the 2021 Plan, (ii) reduce the exercise price of an outstanding stock appreciation right or option or cancel and replace any outstanding option with an option having a lower exercise price, or (iii) cancel any outstanding option or stock appreciation right in exchange for cash or another award when the per share price of the option or stock appreciation right exceeds the fair market value of the underlying shares of common stock.

Federal Income Tax Consequences of the Plan

The following is a brief summary of the United States federal income tax consequences applicable to awards granted under the 2021 Plan. The discussion below is based upon United States federal income tax laws in effect as of the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances, or the tax consequences of any awards granted to participants who reside outside of the United States.

Nonqualified Stock Options.    Nonqualified stock options granted under the 2021 Plan will not be taxable to a participant at grant but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of a share of our common stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income.

Incentive Stock Options.    A participant will generally not recognize ordinary income on receipt or exercise of an incentive stock option (an “ISO”) so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares of our common stock on the exercise date exceeds the exercise price is an adjustment in computing the participant’s alternative minimum tax in the year of exercise. If the participant holds the shares of our common stock received on exercise of the ISO until at least one year after the date of exercise (and for at least two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the participant. If the participant exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO. If the participant exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the participant generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of the disqualifying disposition is less than on the date of exercise, the participant will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the participant in the year of the disqualifying disposition.

Stock Appreciation Rights.    There are no immediate tax consequences to a participant when a stock appreciation right is granted. When a participant exercises a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to deduct the same amount as a business expense in the same year.

Restricted Stock.    The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the stock. The participant may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions; in such case, any subsequent appreciation of the shares will be treated as a capital gain. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the participant as a business expense in the year, and in the same amount, that the participant includes the compensation in income.

Restricted Stock Units.    Generally, a participant will not recognize ordinary income until common stock, cash, or other property becomes payable under a restricted stock unit, even if the award vests in an earlier year. The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment.

Performance Awards.    Generally, a participant will not incur any income tax liability upon the initial grant of performance awards. At the end of the performance or measurement period, however, the participant will realize ordinary income on any amounts received in cash or shares of our common stock, and any subsequent appreciation will be treated as a capital gain.

Cash-Based Awards/Other Stock-Based Awards.    Any cash payments or the fair market value of any shares of our common stock or other property a participant receives in connection with cash-based awards or other stock-based awards will be included in income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount the participant includes in income as a business expense in the year of payment.

Section 409A of the Code.    Certain types of awards under the 2021 Plan, such as restricted stock units and dividend equivalents, may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2021 Plan has been, and we intend that awards under the 2021 Plan will be, structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Committee, the 2021 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2021 OMNIBUS INCENTIVE PLAN.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any such matter that will be presented for a vote at said Meeting.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2024 Annual Meeting of Stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act must be made in accordance with the bylaws of the Company and received by the Company, at its principal executive offices, to be eligible for inclusion in the Company’s proxy statement for that meeting, no later than December 31, 2023. The proposal must otherwise comply with all requirements of the SEC for stockholder proposals. Appropriate stockholder proposals submitted outside of Rule 14a-8 must be pursuant to our bylaws and policies. The Board will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2024 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost for the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 or by calling us at (214) 221-4610.

The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2023, the Proxy Statement and the Notice of Annual Meeting of Stockholders and related notices to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders may make such request in writing, directed to Investor Relations, Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 or by calling us at (214) 221-4610.

By Order of the Board of Directors
/s/ JOHN M. BROWN
John M. Brown
Executive Chairman of the Board
April 11, 2024

Appendix A

ZION OIL & GAS, INC.

2021 OMNIBUS INCENTIVE PLAN

I. PURPOSE

Zion Oil & Gas, Inc. previously established an equity incentive compensation plan known as the 2011 Equity Incentive Plan, amended (the “Equity Plan”). The Company also maintains an equity and deferred compensation plan for nonemployee directors of the Company known as the 2011 Non-Employee Directors Stock Option Plan, amended (the “Directors’ Plan”). Effective as of June 20, 2021 and subject to approval of the Company’s shareholders, the Board of Directors of the Company amends and restates the Equity Plan as set forth in this document, which shall be known as the ZION OIL & GAS 2021 OMNIBUS INCENTIVE PLAN (the “Plan”), and further consolidates the Directors’ Plan with and into the Plan.

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract highly-qualified persons to serve as Employees, Directors and Consultants of the Company and its Affiliates and to provide a means whereby those individuals, whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for the grant of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards, Cash-Based Awards and Dividend Equivalents, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Consultant or Director as determined by the Compensation Committee in its sole discretion.

II. DEFINITIONS

The following definitions shall be applicable throughout the Plan, unless specifically modified by any paragraph:

(a) “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

(b) “Award” means, individually or collectively, any Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards, Cash-Based Awards or Dividend Equivalents granted under the terms of the Plan.

(c) “Award Notice” means a written notice setting forth the terms of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated and paid in cash pursuant to Paragraph XII(b) of the Plan.

(f) Cause,” with respect to a Participant, means “Cause” as defined in any applicable employment or other service agreement between the Participant and the Company or an Affiliate or, if such an agreement does not exist or does not contain a definition of “Cause,” “Cause” means (i) the commission by the Participant of an act of fraud, embezzlement or willful breach of a fiduciary duty to the Company or an Affiliate (including the unauthorized disclosure of confidential or proprietary material information of the Company or an Affiliate), (ii) a conviction of the Participant (or a plea of nolo contendere in lieu thereof) for a felony or a crime involving fraud, dishonesty or moral turpitude, (iii) willful failure of the Participant to follow the written directions of the chief executive officer of the Company or the Board, in the case of executive officers of the Company; (iv) willful misconduct as an Employee, Director or Consultant, as applicable, of the Company or an Affiliate; (v) willful failure of the Participant to render services to the Company or an Affiliate in accordance with his employment or other service arrangement, which failure amounts to a material neglect of his or her duties to the Company or an Affiliate; (vi) material violation of the Company’s Code of Conduct: (vii) use of alcohol or illicit drugs in the workplace or otherwise in a manner that has or may reasonably expect to have a detrimental effect on the Participant’s performance, Participant’s duties to the Company, or the reputation of the Company or any Affiliate. With respect to any Participant residing outside of the United States, the Committee may revise the definition of “Cause” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(h) “Committee” means the Compensation Committee of the Board, or any other committee designated by the Board to administer the Plan.

(i) “Common Stock” means the common stock, par value $0.01 per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph XIII.

(j) “Company” means Zion Oil & Gas, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement. If an entity ceases to be an Affiliate of the Company, a Participant then providing consulting services to such entity shall be deemed to have terminated his or her consultancy with the Company and its Affiliates and shall cease to be a Consultant under the Plan. For purposes of any Award granted to a person residing outside of the United States, the Committee may revise the definition of “Consultant” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(l) “Corporate Change” means:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”); provided, however, that for purposes of this subsection (i), any acquisition by any Person pursuant to a transaction which complies with clause (A) of subsection (iii) of this definition shall not constitute a Corporate Change; or

(ii) Individuals, who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered for purposes of this definition as though such individual was a member of the Incumbent Board, but excluding, for these purposes, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) The consummation of a reorganization, merger or consolidation involving the Company or any of its subsidiaries, or the sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (other than to an entity wholly owned, directly or indirectly, by the Company) (each, a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the Resulting Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction. The term “Resulting Corporation” means (1) the Company or its successor, or (2) if as a result of a Corporate Transaction the Company or its successor becomes a subsidiary of another entity, then such entity or the parent of such entity, as applicable, or (3) in the event of a Corporate Transaction involving the sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, then the transferee of such assets in such Corporate Transaction.

Notwithstanding the foregoing, if a Corporate Transaction constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii) or (iii) above with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

(m) “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law and who is serving on the Board on the Effective Date of the Plan, or is subsequently elected or appointed to the Board.

(n) “Directors’ Plan” means the 2011 Non-Employee Directors Stock Option Plan, as it existed prior to the adoption of the Plan.

(o) “Disability” means any physical or mental condition for which the Participant would be eligible to receive long-term disability benefits under the Company’s long-term disability plan. With respect to any Participant residing outside of the United States, the Committee may revise the definition of “Disability” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(p) “Dividend Equivalent” means a right to receive the equivalent value (in cash or in shares of Common Stock) of dividends paid on shares of Common Stock, awarded under Paragraph XII(c) of the Plan.

(q) “Effective Date” shall have the meaning set forth in Paragraph III of the Plan.

(r) “Employee” means any person who is an employee of the Company or any Affiliate. If an entity ceases to be an Affiliate of the Company, a Participant employed by such entity shall be deemed to have terminated his employment with the Company and its Affiliates and shall cease to be an Employee under the Plan. For any and all purposes under the Plan, the term “Employee” shall exclude an individual hired as an independent contractor, leased employee, Consultant, or a person designated by the Committee, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan, even if such ineligible individual is subsequently determined to be an employee by any governmental or judicial authority. For purposes of any Award granted to a person residing outside of the United States, the Committee may revise the definition of “Employee” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(s) “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” of a share of Common Stock means, as of any specified date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq exchange, the closing sales price of a share of Common Stock on that date, or if no prices are reported on that date, on the last preceding day on which the Common Stock was traded, as reported by such exchange, as the case may be; and (ii) if the Common Stock is not listed on a national securities exchange or quoted on Nasdaq, but is traded in the over-the-counter market, the average of the bid and asked prices for a share of Common Stock on the most recent date on which the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in good faith in such manner as it deems appropriate.

(v) “Incentive Stock Option” means an Option granted under Paragraph VII of the Plan that is intended to qualify as an incentive stock option and conforms to the requirements of Section 422 of the Code.

(w) “Non-Qualified Option” means an Option granted under Paragraph VII of the Plan that is not an Incentive Stock Option.

(x) “Option” means an option to purchase shares of Common Stock granted under Paragraph VII of the Plan that may be either an Incentive Stock Option or a Non-Qualified Option.

(y) “Other Stock-Based Award” means a payment in the form of shares of Common Stock, an Award that is valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, or another right to purchase shares of Common Stock, as part of a bonus, deferred compensation or other arrangement, awarded under Paragraph XII(a) of the Plan.

(z) “Participant” means an Employee, Consultant or Director who has been granted an Award under the Plan.

(aa) “Performance Award” means an opportunity for a Participant to earn compensation if certain Performance Measures or other criteria are met, as described in Paragraph XI of the Plan.

(bb) “Performance Measure” means any performance objective established by the Committee in its sole discretion relating to any one or more of the following criteria:

a.      the price of a share of Common Stock;

b.      earnings per share;

c.      market share;

d.      sales;

e.      net income (before or after taxes);

f.       cash flow return on investment and/or cash value added;

g.      earnings before or excluding interest, taxes, depreciation, amortization or any other items designated by the Committee;

h.      earnings before or excluding interest, taxes or any other items designated by the Committee;

i.       economic value added;

j.       return on stockholders’ equity;

k.      return on capital (including return on total capital or return on invested capital);

l.       total stockholders’ return;

m.     working capital;

n.      selling, general and administrative expense;

o.      gross margin and/or gross margin percent;

p.      operating margin and/or operating margin percent,

q.      revenue;

r.       revenue growth or product revenue growth;

s.       pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus);

t.       net earnings or loss;

u.      return on assets or net assets;

v.       attainment of strategic and operational initiatives;

w.      gross profits;

x.      comparisons with various stock market indices;

y.      reductions in cost;

z.      improvement in or attainment of expense levels or working capital levels;

aa.     year-end cash;

ab.    debt reduction;

ac.     free cash flow, operating cash flow, and/or working cash flow;

ad.    quality metrics;

ae.     employee satisfaction;

af.     implementation or completion of projects and processes;

ag.    customer satisfaction;

ah.    budget management;

ai.     debt covenant leverage ratios;

aj.     financing;

ak.    safety;

al.     environmental, social and governance and

am.   such other objective or subjective criteria that the Committee shall determine from time to time.

A performance target based on any one or more Performance Measures may be absolute or relative to (i) one or more other companies, (ii) one or more indexes or (iii) to one or more prior year’s performance. Further, a performance target may be based on the performance of the Company or any business unit of the Company designated by the Committee. A performance target based on any one or more Performance Measures may be subject to objectively determinable adjustments, including one or more of the following items or events: (i) items related to changes in accounting standards (including changes required by the Financial Accounting Standards Board); (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to events of an “unusual nature” and/or of a type that indicate “infrequency of occurrence”, each as defined in FASB Accounting Standards Update 2015-01, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

(cc) “Plan” means this 2021 Omnibus Incentive Plan, as may be amended or restated from time to time.

(dd) “2011 Plans” means the 2011 Equity Incentive Plan and the 2011 Non-Employee Directors Stock Option Plan, as they existed prior to the Effective Date of this Plan. All Awards previously issued under the 2011 Plans will continue to be governed by the terms of the 2011 Plans.

(ee) “Restricted Stock” means Common Stock subject to certain restrictions, as described in Paragraph VIII of the Plan.

(ff) “Restricted Stock Unit” means a promise to deliver a share of Common Stock, or the Fair Market Value of such share in cash, in the future if certain criteria are met, as described in Paragraph IX of the Plan.

(gg) “Retirement” means a Termination of Service, other than due to Cause or death.

(hh) “Stock Appreciation Right” means a right entitling the Participant to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the Fair Market Value of a share of Common Stock on the date of grant, as described in Paragraph X of the Plan.

(ii) “Substitute Award” mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

(jj) “Termination of Service” means a Participant’s termination of employment, if an Employee, a termination of consultancy, if a Consultant, or a termination of service, if a Director, as the case may be. A Participant who is both an Employee or Consultant and a Director shall not incur a Termination of Service until the Participant terminates both positions.

III. EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective upon the date of its approval by the Company’s stockholders (the “Effective Date”). The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may not be granted or awarded under the Plan prior to such stockholder approval. No Awards may be granted under the Plan after the completion of ten (10) years from the Effective Date of the Plan. The Plan shall remain in effect until all Awards granted under the Plan have been exercised or expired or vested or forfeited.

IV. ADMINISTRATION

(a) Composition of Compensation Committee. The Plan shall be administered by the Committee; provided, however, that any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; provided, further, that Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two (2) or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function).

(b) Powers. Subject to Paragraph IV(d), and the other express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the terms and conditions of an Award (including, but not limited to, the exercise price, any applicable Performance Measures or performance targets established with respect to any Performance Measures, the vesting schedule, any restrictions on the Award, and accelerations or waivers of any vesting or other restrictions on the Award), the type of Award that shall be made (or subject to applicable law, providing a Participant a choice between types of Awards), the number of shares subject to an Award and the value of an Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee, in its sole discretion, shall deem relevant.

(c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the Award Notices hereunder, to prescribe, interpret, revise and rescind rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the notice relating to each Award, including such terms, restrictions and provisions as shall be required in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any notice relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. Any determination or decision made by the Committee or its delegate (pursuant to Paragraph IV(d)) under the terms of the Plan shall be made in the sole discretion of the Committee or such delegate and shall be final and binding on all persons, including the Company and Participants, but subject to ratification by the Board if the Board so provides.

(d) Delegation of Powers. To the extent permitted by law and the Company’s governing documents (e.g., articles of incorporation, bylaws and charter documents), the Committee may delegate to one or more of its members, or to one or more officers of the Company, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. To the extent permitted by applicable law, the Company’s governing documents and the rules of the applicable stock exchange, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee may not delegate such responsibilities with respect to Awards granted to a Nonemployee Director or individuals who are subject to Section 16(b) of the Exchange Act; (ii) the resolution providing such authorization sets forth the number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

No member of the Committee or officer of the Company or an Affiliate to whom the Committee has delegated authority in accordance with the provisions of Paragraph IV of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company or Affiliate in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(e) Awards Outside of the United States. With respect to any Participant or eligible Employee or Consultant who is resident outside of the United States, the Committee may, in its sole discretion, amend or vary the terms of the Plan in order to conform such terms with the requirements of local law, to meet the goals and objectives of the Plan, and may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. The Committee may, where it deems appropriate in its sole discretion, establish one or more sub-plans of the Plan for these purposes. Participants, Employees, or Consultants, who are residents of the country of Israel or who are deemed to be residents of the country of Israel for the payment of tax, shall be subject Section 102 of the Israeli Tax Ordinance and to Appendix – Israel to the 2021 Omnibus Incentive Plan. The Committee has the sole discretion to amend or vary the terms of the Plan in order to conform such terms with the requirements under Section 102 of the Israeli Tax Ordinance.

V. SHARES SUBJECT TO THE PLAN; AWARD LIMITATIONS

(a) Shares Subject to the Plan. Subject to adjustment as provided in Paragraph XIII, the aggregate number of shares of Common Stock that may be issued under the Plan shall be approximately 38,000,000 shares of Common Stock, which includes approximately 14,348,500 shares of Common Stock previously authorized for issuance under the Equity Plan and approximately 6,475,000 shares of Common Stock previously authorized for issuance under the Directors Plan; provided, such limitation may be increased subject to approval by the Company’s stockholders. The increase shall be 18,000,000 in additional authorized shares of Common Stock (the “Share Increase”). The prior plans will terminate on the effective date of the new Plan, no further grants will be made from any prior plan and any available shares on the effective date of the new Plan will roll over into the new Plan reserve. If any shares of Common Stock subject to an Award are cancelled, expired, forfeited, settled in cash, or otherwise terminated, such shares shall, to the extent of such forfeiture, expiration, cancellation or cash settlement, again be available for future grants under the Plan. Notwithstanding anything to the contrary contained herein, the following shares shall not be added to the shares authorized for grant under this Paragraph V(a) and shall not be available for future grants of Awards under the Plan: (i) shares of Common Stock that are tendered or withheld to satisfy tax withholding obligations with respect to an Award or to pay the exercise price of an Option; (ii) shares of Common Stock subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; or (iii) shares of Common Stock purchased on the open market with cash proceeds from the exercise of Options. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the aggregate limitation of the Plan as provided herein. The maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options may not exceed 20,000,000 shares.

(b) Limitation on Awards to Directors. The maximum value of Awards (determined as of the date of grant under applicable accounting standards) granted to any independent Director for services as a Director during any twelve (12)-month period shall not exceed $500,000.

(c) Stock Offered. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

(d) Substitute Awards. Substitute Awards shall not reduce the shares of Common Stock authorized for issuance under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares of Common Stock shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

VI. ELIGIBILITY AND GRANT OF AWARDS

(a) Eligibility. Subject to the delegation of power in Paragraph IV(d), the Committee, in its sole discretion, may from time to time grant Awards under the Plan as provided herein to any individual who, at the time of grant, is an Employee, Consultant or a Director. An Award may be granted on more than one occasion to the same person, subject to the limitations set forth in the Plan. The Plan is discretionary in nature, and the grant of Awards by the Committee is voluntary. The Committee’s selection of an eligible Employee, Consultant or Director to receive an Award in any year or at any time shall not require the Committee to select such Employee, Consultant or Director to receive an Award in any other year or at any other time. The Committee shall consider such factors as it deems pertinent in selecting Participants.

(b) Form of Awards Available. Awards may include Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards, Cash-Based Awards, Dividend Equivalents or any combination thereof. The selection of an Employee, Consultant or Director to receive one type of Award under the Plan does not require the Committee to select such Employee, Consultant or Director to receive any other type of Award under the Plan. The Committee shall consider such factors as it deems pertinent in determining the type and amount of Awards granted.

(c) Award Notice. Each Award shall be evidenced by an Award Notice in such form and containing such provisions not inconsistent with the provisions of the Plan and under such terms as the Committee from time to time shall establish. The terms and provisions of the respective Award Notices need not be identical. Subject to the minimum vesting requirements set forth in Paragraph VI(d) below, the Committee may, in its sole discretion, amend an outstanding Award Notice from time to time in any manner that is not materially adverse to the Participant.

(d) Minimum Vesting Period. Each Award (or any portion thereof), other than Cash-Based Awards, granted under the Plan shall be subject to a vesting period of not less than one year from the date of grant, except where vesting occurs due to (i) a Participant’s death or Disability, or upon a Corporate Change solely to the extent provided in Paragraph XIV(a), or (ii) with respect to Awards which in aggregate do not exceed five percent (5%) of the total number of shares of Common Stock available under the Plan.

VII. STOCK OPTIONS

(a) Option Types and Option Period. Options may be in the form of Incentive Stock Options and/or Non-Qualified Options for eligible Employees (as described below), as determined by the Committee, in its sole discretion. Any Options granted to Directors or Consultants shall be Non-Qualified Options. Except as otherwise provided in Subparagraph (c) below or in an Award Notice providing for a shorter term, each Option shall expire ten (10) years from its date of grant (subject to earlier termination as described in Subparagraph (i) below or an applicable Award Notice).

(b) Vesting. Subject to the further provisions of the Plan, Options shall vest and become exercisable in accordance with such vesting schedule as the Committee may establish in its sole discretion, including, without limitation, vesting upon the satisfaction of one or more performance targets based on one or more Performance Measures. A Participant may not exercise an Option except to the extent it has become vested.

(c) Special Limitations on Incentive Stock Options. An Incentive Stock Option may be granted only to an Employee of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Options. The Committee shall determine, in accordance with applicable provisions of the Code, any applicable treasury regulations and other administrative pronouncements, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative. A Participant shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one (1) year after the transfer of such shares of Common Stock to such Participant.

(d) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such per share purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, subject to Section IV (e) of awards outside of the United States. The Option or portion thereof shall be exercised, and any applicable taxes shall be withheld, in accordance with such procedures as are established or approved by the Committee. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Option granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or an Affiliate or a loan arranged by the Company or an Affiliate in violation of Section 13(k) of the Exchange Act. The acceptable method of payment by the Participant of the Option price, in whole or in part, shall be provided for in the Award Notice and may include: (i) cash, (ii) a check acceptable to the Company, (iii) the delivery of shares of Common Stock (including shares of Common Stock issuable pursuant to the exercise of the Option or shares of Common Stock that have been held by the Participant for such period of time as may be required by the Committee in its discretion) (plus cash if necessary), in each case, having a Fair Market Value equal to such Option price, (iv) a “cashless broker exercise” of the Option through any other procedures established or approved by the Committee with respect thereto, (v) withholding a number of shares of Common Stock otherwise deliverable upon the exercise of an Option having an aggregate Fair Market Value equal to such Option price, (vi) any other form of legal consideration acceptable to the Committee in its sole discretion or (vii) any combination of the foregoing.

(e) Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery to the Company, the stock administrator of the Company or such other person or entity designated by the Committee (i) full payment of the Option price and applicable withholding taxes with respect to the Option exercise and (ii) the required notice of exercise as set forth in the applicable Award Notice and all documents required pursuant to procedures established by the Committee.

(f) Restrictions on Repricing of Options. Except as provided in Paragraph XIII, the Committee may not amend any outstanding Option to lower the exercise price (or cancel and replace any outstanding Option with Options having a lower exercise price).

(g) Stockholder Rights and Privileges. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased upon exercise of the Option and registered in the Participant’s name.

(h) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service:

(i) vested Options may be exercised only within three (3) months of such Termination of Service unless such Termination of Service results from Cause, in which event all outstanding vested Options held by such Participant shall be automatically forfeited unexercised on such termination; and

(ii) unvested Options shall automatically terminate and be cancelled unexercised on such date, unless such Termination of Service is (x) due to the Participant’s death or Disability, in which case all unvested Options shall become vested upon such termination (with all performance targets based on one or more Performance Measures, if any, applicable to such Options deemed achieved at 100% of target performance) or (y) due to the Participant’s Retirement, in which case a pro-rata portion of the unvested Options (based on the portion of the vesting period applicable to such unvested Options that has expired prior to the Participant’s Retirement) shall become vested (with all performance targets based on one or more Performance Measures, if any, applicable to such Options deemed achieved at 100% of target performance), and in either case, any Options held by such Participant that become vested pursuant to this subparagraph may be exercised by the Participant, the Participant’s legal representative, heir or devisee, as the case may be, within one (1) year from the date of the Participant’s Termination of Service; provided, however, that notwithstanding the foregoing, in no event shall the term of an Option extend beyond the tenth (10th) anniversary of its date of grant or, such shorter period, if any, as may be provided in the Award Notice.

VIII. RESTRICTED STOCK

(a) Restrictions to be established by the Committee. Restricted Stock shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances, and any other restrictions determined by the Committee in its sole discretion on the date of grant, including, without limitation, restrictions relating to:

(i) the attainment of one or more performance targets based on one or more Performance Measures;

(ii) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing.

Each grant of Restricted Stock may have different restrictions as established in the sole discretion of the Committee.

(b) Other Terms and Conditions. Restricted Stock shall be registered in the name of the Participant. Unless provided otherwise in an Award Notice, the Participant shall have the right to receive dividends with respect to Restricted Stock (provided that any such dividends shall be accrued and held until the underlying Award is vested), to vote Restricted Stock, and to enjoy all other stockholder rights, except that: (i) the Company shall retain custody of the Restricted Stock until the restrictions have expired; (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock until the restrictions have expired; and (iii) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Notice shall cause a forfeiture of the Restricted Stock. At the time of grant, the Committee may, in its sole discretion, establish additional terms, conditions or restrictions relating to the Restricted Stock. Such additional terms, conditions or restrictions shall be set forth in an Award Notice delivered in conjunction with the Award.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of payment required from the Participant in exchange for a grant of Restricted Stock, if any, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Restricted Stock, except to the extent otherwise required by law.

(d) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

(f) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Restricted Stock shall be automatically cancelled and forfeited on such termination unless such Termination of Service is (x) due to the Participant’s death or Disability, in which case all restrictions applicable to such Restricted Stock shall lapse upon the date of such termination (with all performance targets based on one or more Performance Measures, if any, applicable to such Restricted Stock deemed achieved at 100% of target performance), or (y) due to the Participant’s Retirement, in which case all restrictions applicable to a pro-rata portion of such Restricted Stock (based on the portion of the vesting period applicable to such unvested Restricted Stock that has expired prior to the Participant’s Retirement) shall lapse upon the date of such termination (with all performance targets based on one or more Performance Measures, if any, applicable to such Restricted Stock deemed achieved at 100% of target performance).

IX. RESTRICTED STOCK UNITS

(a) Restrictions to be Established by the Committee. Restricted Stock Units shall be subject to a restriction on disposition by the Participant and an obligation of the Participant to forfeit the Restricted Stock Units under certain circumstances, and any other restrictions determined by the Committee in its sole discretion on the date of grant, including, without limitation, restrictions relating to:

(i) the attainment of one or more performance targets based on one or more Performance Measures;

(ii) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing.

Each Award of Restricted Stock Units may have different restrictions as established in the sole discretion of the Committee.

(b) Other Terms and Conditions. The Participant shall not be entitled to vote the shares of Common Stock underlying the Restricted Stock Units or enjoy any other stockholder rights unless and until the restrictions have lapsed and such shares have been registered in the Participant’s name. At the time of grant, the Committee may, in its sole discretion, establish additional terms, conditions or restrictions relating to the Restricted Stock Units. Such additional terms, conditions or restrictions shall be set forth in an Award Notice delivered in conjunction with the Award.

(c) Payment. Upon the lapse of the restrictions described in the Award Notice or at such time(s) as determined by the Committee at the time of grant and specified in the Award Notice (which time(s) shall be no earlier than the date upon which the applicable restrictions lapse and may be determined at the election of the Participant, if permitted by the applicable Award Notice), the Participant shall receive payment equal to the Fair Market Value of the shares of Common Stock underlying the Restricted Stock Units scheduled to be paid on such date, less applicable withholding. Payment shall be in the form of shares of Common Stock, cash, other equity compensation, or a combination thereof, as determined by the Committee. Subject to compliance with Section 409A of the Code, payment with respect to each Restricted Stock Unit shall be made no later than two and a half (2 1/2) months following the end of the calendar year or fiscal year, as applicable, in which the Restricted Stock Unit vests.

(d) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Restricted Stock Units shall be automatically cancelled and forfeited on such termination unless such Termination of Service is (x) due to the Participant’s death or Disability, in which case all unvested Restricted Stock Units shall become vested upon such termination (with all performance targets based on one or more Performance Measures, if any, applicable to such Restricted Stock Units deemed achieved at 100% of target performance), or (y) due to the Participant’s Retirement, in which case a pro-rata portion of such Restricted Stock Units (based on the portion of the vesting period applicable to such unvested Restricted Stock Units that has expired prior to the Participant’s Retirement) shall become vested upon the date of such termination (with all performance targets based on one or more Performance Measures, if any, applicable to such Restricted Stock Units deemed achieved at 100% of target performance).

X. STOCK APPRECIATION RIGHTS

(a) Restrictions to be Established by the Committee. Stock Appreciation Rights shall be subject to a restriction on disposition by the Participant and an obligation of the Participant to forfeit the Stock Appreciation Rights under certain circumstances, and any other restrictions determined by the Committee in its sole discretion on the date of grant, including, without limitation, restrictions relating to:

(i) the attainment of one or more performance targets based on one or more Performance Measures;

(ii) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing.

Each Award of Stock Appreciation Rights may have different restrictions as established in the sole discretion of the Committee.

(b) Other Terms and Conditions. At the time of grant, the Committee may, in its sole discretion, establish additional terms, conditions or restrictions relating to the Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Award Notice delivered in conjunction with the Award. Except as otherwise provided in an Award Notice providing for a shorter term, Stock Appreciation Rights shall expire ten (10) years from the date of grant (subject to earlier termination as described in Subparagraph (f) below or an applicable Award Notice).

(c) Exercise Price and Payment. The exercise price of the Stock Appreciation Rights shall not be less than the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Rights on the date of grant. Upon the lapse of the restrictions described in the Award Notice, the Participant shall be entitled to exercise his or her Stock Appreciation Rights at any time up until the end of the period specified in the Award Notice. The Stock Appreciation Rights, or portion thereof, shall be exercised and any applicable taxes withheld, in accordance with such procedures as are established or approved by the Committee. Upon exercise of the Stock Appreciation Rights, the Participant shall be entitled to receive payment in an amount equal to: (i) the difference between the Fair Market Value of the underlying shares of Common Stock subject to the Stock Appreciation Rights on the date of exercise and the exercise price; times (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Rights are exercised; less (iii) any applicable withholding taxes. Payment shall be made in the form of shares of Common Stock or cash, or a combination thereof, as determined by the Committee. Cash shall be paid in a lump sum payment and shall be based on the Fair Market Value of the underlying Common Stock on the exercise date.

(d) Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery to the Company, the stock administrator of the Company, or such other person or entity designated by the Committee (i) full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised and (ii) the required notice of exercise as set forth in the applicable Award Notice and all documents required pursuant to procedures established by the Committee.

(e) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Stock Appreciation Rights shall be automatically cancelled and forfeited on such termination unless such

Termination of Service is (x) due to the Participant’s death or Disability, in which case all unvested Stock Appreciation Rights shall become vested upon such termination (with all performance targets based on one or more Performance Measures, if any, applicable to such Stock Appreciation Rights deemed achieved at 100% of target performance), or (y) due to the Participant’s Retirement, in which case a pro-rata portion of the unvested Stock Appreciation Rights (based on the portion of the vesting period applicable to such unvested Stock Appreciation Rights that has expired prior to the Participant’s Retirement) shall become vested upon such termination (with all performance targets based on one or more Performance Measures, if any, applicable to such Stock Appreciation Rights deemed achieved at 100% of target performance).

XI. PERFORMANCE AWARDS

(a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, the maximum value or maximum number of shares of Common Stock (as applicable) of the Performance Award and the performance period over which the performance applicable to the Performance Award shall be measured.

(b) Performance Measures and Other Criteria. A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Affiliate, or a division or department of the Company or any Affiliate, during the performance period. With respect to Performance Awards, either (i) prior to the beginning of the performance period or (ii) within ninety (90) days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date that twenty-five percent (25%) of the performance period has elapsed, the Committee shall, in writing, (a) select the Performance Measures applicable to the performance period and (b) establish the performance targets and amounts of such Performance Awards, as applicable, which may be earned for such performance period based on the Performance Measures. The vesting of Performance Awards shall be based on such conditions as determined by the Committee in its sole discretion on the date of grant, including, without limitation, vesting conditions relating to:

(i) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(ii) the attainment of one or more performance targets based on one or more Performance Measures;

(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing;

The Committee, in its sole discretion, may also provide for an adjustable Performance Award value based upon the level of achievement of Performance Measures.

(c) Award Criteria. In determining the value of a Performance Award, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, total annual compensation and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant’s Performance Award during the performance period.

(d) Types of Performance Awards. Notwithstanding anything to contrary in this Paragraph XI, the Committee may grant Performance Awards payable based on the attainment of performance targets based on Performance Measures or other criteria, whether or not objective, which are established by the Committee in its sole discretion in each case on a specified date or dates or over any period or periods determined by the Committee.

(e) Payment. Following the end of the performance period and subject to the applicable vesting requirements, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the maximum value or maximum number of shares of Common Stock (as applicable) of the Performance Award, based on the achievement of the performance targets based on one or more Performance Measures for such performance period, as determined and certified in writing, prior to such payment, by the Committee. Notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, decrease the amount payable pursuant to a Performance Award below the amount that would otherwise be payable upon on the achievement of the applicable performance targets. Payment of a Performance Award may be made in cash, Common Stock, Options or other equity compensation, or a combination thereof, as determined by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of a share of Common Stock on the payment date. Subject to compliance with Section 409A of the Code, payment of the portion of the Award vesting shall be made no later than two and a half (2 1/2) months following the end of the calendar year or fiscal year, as applicable, in which the Performance Award vests.

(f) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Performance Awards shall be automatically cancelled and forfeited on such termination unless such Termination of Service is (x) due to the Participant’s death or Disability, in which case all unvested Performance Awards shall become vested upon such termination (with the level of performance determined by the Committee as of the date of such termination or, if such performance level has not yet been determined, at 100% of target performance), or (y) due to the Participant’s Retirement, in which case a pro-rata portion of such unvested Performance Awards (based on the portion of the performance period applicable to such Performance Awards that has expired prior to the Participant’s Retirement) shall become vested upon such termination (with the level of performance determined by the Committee as of the date of such termination or, if such performance level has not yet been determined, at 100% of target performance).

XII. OTHER AWARDS

(a) Other Stock-Based Awards. The Committee is authorized to grant Other Stock-Based Awards to any Employee, Consultant or Director. The number or value of shares of Common Stock of any Other Stock-Based Award shall be determined by the Committee and may be based upon one or more performance targets based on one or more Performance Measures or any other specific criteria, including service to the Company or any Affiliate, as determined by the Committee. Shares underlying an Other Stock-Based Award which is subject to a vesting schedule or other conditions or criteria set by the Committee shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Committee, the holder of an Other Stock-Based Award shall have no rights as a Company stockholder with respect to such Other Stock-Based Award until such time as the Other Stock-Based Award has vested and the shares underlying the Other Stock-Based Award have been issued to the holder. Other Stock-Based Awards may, but are not required to, be granted in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Employee, Consultant or Director.

(b) Cash-Based Awards. The Committee is authorized to grant Cash-Based Awards to any Employee, Consultant or Director upon such terms as the Committee may determine. The value of the Cash-Based Award shall be determined by the Committee and may be based upon one or more performance targets based on one or more Performance Measures or any other specific criteria, including the Participant’s continued service as an Employee, Consultant or Director for a specified period of time. Cash-Based Awards may, but are not required to, be granted in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Employee, Consultant or Director.

(c) Dividend Equivalents. Dividend Equivalents may be granted by the Committee based on dividends declared on shares of Common Stock, provided that any such Dividend Equivalents shall be accrued and held underlying Award is vested. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such restrictions and limitations as may be determined by the Committee. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

XIII. RECAPITALIZATION OR REORGANIZATION

(a) No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) Subdivision or Consolidation of Shares; Stock Dividends. In the event that the Company effects a subdivision or consolidation of shares of Common Stock or the payment of a dividend on Common Stock which is paid in the form of Company stock without receipt of consideration by the Company, other than an Equity Restructuring, the number of shares of Common Stock with respect to which any outstanding Award may thereafter be exercised or satisfied, shall be adjusted as follows: (i) in the event of an increase in the number of outstanding shares, the number shares of Common Stock subject to the Award shall be proportionately increased, and the purchase price per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, the number of shares of Common Stock subject to the Award shall be proportionately reduced, and the purchase price per share shall be proportionately increased, other than in the event of a Company-directed share repurchase program. Any fractional share resulting from such adjustment shall be rounded up to the next whole share. Such proportionate adjustments will be made for purposes of making sure that to the extent possible, the fair value of the Awards after the subdivision, consolidation or dividend is equal to the fair value before the change.

(c) Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalization, reorganization, merger, consolidation, combination, stock split, stock dividend, spin-off, exchange or other relevant changes in capitalization or distributions to the holders of Common Stock that is not subject to Subparagraphs (b) or (d) of this Paragraph XIII and that would have the effect of diluting or enlarging the rights of Participants (excluding, for the avoidance of doubt, any Equity Restructuring), each Award and any notice evidencing such Award shall be subject to equitable or proportionate adjustment by the Committee at its sole discretion as to the number, kind and price of shares of Common Stock or other securities or property subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Paragraph XIII, other than an Equity Restructuring, the aggregate number of and kind shares available under the Plan, and the maximum number of shares that may be subject to Awards granted to any one individual may be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive. Such proportionate adjustments will be made for purposes of making sure that to the extent possible, the fair value of the Awards after the subdivision, consolidation or dividend is equal to the fair value before the change.

(d) Equity Restructurings. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Subparagraphs (a) — (c) of this Paragraph XIII:

(i) the number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) the Committee shall make such equitable adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares of Common Stock that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Paragraph V on the maximum number and kind of shares which may be issued under the Plan and of the Award limits). The adjustments provided under this Subparagraph (d) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(e) No Adjustments Unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

XIV. EFFECT OF CORPORATE CHANGE

(a) Default Vesting Provisions. Unless otherwise provided for in an individual Award Notice or employment agreement, and except to the extent that an Award meeting the requirements of Paragraph XIV(b) (a “Replacement Award”) is provided to the Participant to replace an existing Award (the “Replaced Award”), upon a Corporate Change, all then-outstanding Awards held by a Participant and not previously vested shall become 100% vested; provided that if the achievement of the performance goals applicable to an Award have not been measured, then such performance goals shall be deemed satisfied as if target performance was achieved. Awards that become vested pursuant to this Paragraph XIV(a) shall be paid or delivered in accordance with the terms of the applicable award agreements, including any discretion of the Company to issue shares in book entry form or cash. Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code, the acceleration of vesting under this Paragraph XIV(a) shall not cause an impermissible acceleration of payment or change in form of payment of such award under Section 409A of the Code.

(b) Definition of Replacement Award.

(i) An Award shall qualify as a Replacement Award if: (i) it is of the same type as the Replaced Award (or, it is of a different type as the Replaced Award, provided that the Committee, as constituted immediately prior to the Corporate Change, finds such type acceptable); (ii) it has an intrinsic value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities of the Company or its successor in the Corporate Change or another entity that is affiliated with the Company or its successor following the Corporate Change; (iv) its terms and conditions comply with Paragraph XIV(b)(ii); (v) vesting conditions continue on the same terms as set forth in the Replaced Award; and (vi) its other terms and conditions are not less favorable to the holder of the Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Corporate Change). Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Paragraph XIV(b) are satisfied shall be made by the Committee, as constituted immediately before the Corporate Change, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are Options or Stock Appreciation Rights by reference to either their intrinsic value or their fair value.

(ii) Upon an involuntary termination of service of a Participant by the Company or its successor other than for Cause within eighteen (18) months following the Corporate Change, all Replacement Awards held by the Participant shall become fully vested and free of restrictions. Replacement Awards in the form of (i) Options or Stock Appreciation Rights shall remain fully exercisable according to the terms of the applicable Award agreement, and (ii) other Awards shall be paid or settled upon or within sixty (60) days of such Participant’s termination of service. Notwithstanding the foregoing, with respect to any Award that is considered deferred compensation subject to Section 409A of the Code, settlement of such Award shall be made pursuant to its original schedule if necessary to comply with Section 409A of the Code.

(c) Cash out of Awards.

(i) Unless otherwise provided for in an Award agreement and in all events subject to the requirements of Paragraph XIV(a), in the event of a Corporate Change, with respect to any outstanding Option or Stock Appreciation Right, the Committee shall have discretion to cause a cash payment to be made to the person who then holds such Option or Stock Appreciation Right, in lieu of the right to exercise such Option or Stock Appreciation Right or any portion thereof. In the event the Committee exercises its discretion to cause such cash payment to be made, the amount of such cash payment shall be equal to the amount by which (i) the aggregate fair market value (on the date of the Corporate Change) of the shares of Common Stock that are subject to such Option or Stock Appreciation Right exceeds (ii) the aggregate exercise price under such Option or Stock Appreciation Right. If the aggregate Fair Market Value (on the date of the Corporate Change) of the shares of Common Stock that are subject to such Option or Stock Appreciation Right is less than the aggregate exercise price of such shares under such Option or Stock Appreciation Right, such Option or Stock Appreciation Right shall be cancelled without any payment.

(ii) Unless otherwise provided for in an Award agreement and subject to the requirements of Paragraph XIV(a), in the event of a Corporate Change, with respect to an Award (other than an Option or Stock Appreciation Rights that would otherwise be payable in shares of Common Stock, the Committee shall have discretion to cause the payment of such Award to be made in cash instead of shares of Common Stock. In the event the Committee exercises its discretion to cause such cash payment to be made, the amount of such cash payment shall be equal to the aggregate Fair Market Value, on the date of the Corporate Change, of the shares of Common Stock that would otherwise then be payable under such Award.

(iii) In the event the terms of a transaction impose an escrow, holdback, earnout or similar condition on payments to shareholders of the Company, the Committee may, in its discretion, require that amounts payable to Participants under or with respect to any Award in connection with such transaction also be subject to escrow, holdback, earnout or similar conditions on similar terms and conditions as such provisions apply to the shareholders of the Company, provided, however, that any such payments are required to be made by the fifth anniversary of such transaction or otherwise comply with Section 409A of the Code.

XV. AMENDMENT AND TERMINATION OF THE PLAN

Except as otherwise provided in this Paragraph XV or Paragraph XVI(l) below, the Board or Committee in its discretion may terminate the Plan or alter, modify or amend the Plan or any part thereof at any time or from time to time; provided that no action of the Board or Committee may materially impair the rights of a Participant with respect to any outstanding Award without the consent of the Participant, and provided, further, that neither the Board nor the Committee may, without approval of the stockholders of the Company, or except as provided under Paragraph XIII, (a) increase the maximum aggregate number of shares that may be issued under the Plan under Paragraph V(a), (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Paragraph VII(g), or (c) cancel any outstanding Option or Stock Appreciation Right in exchange for cash or another Award when the per share price of the Option or Stock Appreciation Right exceeds the Fair Market Value of the underlying shares of Common Stock. In addition, the Company shall obtain stockholder approval of any amendment to the Plan to the extent necessary to comply with any applicable law or the requirements of any securities exchange on which the Common Stock is then-listed.

XVI. MISCELLANEOUS

(a) Term of Awards. The term of each Award shall be for such period as determined by the Committee; provided, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter term as may be required in respect of Incentive Stock Options).

(b) No Right to an Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards, Cash-Based Awards, Dividend Equivalents or any other rights hereunder except as may be evidenced by an Award Notice, and then only to the extent and on the terms and conditions expressly set forth therein.

(c) Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation purposes, including Section 409A of the Code. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Common Stock or make payments; provided the Committee first determines in its sole discretion that the structure of such trusts or other arrangements shall not cause any change in the “unfunded” status of the Plan.

(d) No Service/Membership Rights Conferred. Nothing contained in the Plan or any Award shall (i) confer upon any Employee, Consultant or Director any right to continued employment, consultancy or other service with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment, consultancy or other service relationship at any time.

(e) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Common Stock pursuant to an Award granted under the Plan at any time when the shares covered by such Award have not been registered pursuant to applicable U.S. federal, state or non-U.S. securities laws, or, in the opinion of legal counsel for the Company, the issuance and sale of such shares is not covered under an applicable exemption from such registration requirements.

(f) No Fractional Shares. No fractional shares of Common Stock nor cash in lieu of fractional shares of Common Stock shall be distributed or paid pursuant to an Award. For purposes of the foregoing, any fractional shares of Common Stock shall be rounded up to the nearest whole share.

(g) Tax Obligations; Withholding of Shares. The Company and its Affiliates shall have the authority to deduct or withhold, or require a Participant to remit or pay to the Company or its Affiliates, an amount sufficient to satisfy U.S. federal, state, local or non-U.S. income and social insurance taxes (including, without limitation, the Participant’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Participant and arising as a result of the Plan. Notwithstanding the foregoing, the Company and its Affiliates may, in its sole discretion and in satisfaction of the foregoing requirement, withhold or permit the Participant to elect to have the Company withhold a sufficient number of shares of Common Stock that are otherwise issuable to the Participant pursuant to an Award (or allow the surrender of shares of Common Stock). The number of shares of Common Stock which may be so withheld or surrendered shall be limited to the number of shares of Common Stock that have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the applicable maximum individual statutory tax rate for U.S. federal, state, local or non-U.S. income and social insurance taxes and payroll taxes, as determined by the Committee. For purposes of the foregoing, the Committee may establish such rules, regulations and procedures as it deems necessary or appropriate in general and for Non-Employee Participants.

(h) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or an Affiliate from taking any action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, regardless of whether such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, representative of a Participant, or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(i) No Stockholder Rights; Restrictions on Transfer. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by an Award unless and until the Participant becomes the record owner of such shares. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set as forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) if vested, with the consent of the Committee, in its sole discretion provided that any such transfer is permitted under the applicable securities laws. Notwithstanding the foregoing, Restricted Stock, once vested and free of any restrictions, may be transferred at will.

(j) Clawback. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Notice.

(k) Limitations Period. Any Participant who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one (1) year of such denial or deemed denial or be forever barred.

(l) Section 409A of the Code. It is intended that all Awards under the Plan be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code in order to avoid imposition of taxes, interest or penalties thereunder. The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for payment, including elective or mandatory deferral of the payment or delivery of cash or Common Stock pursuant thereto, and any rules regarding treatment of such Awards in the event of a Corporate Change, shall be set forth in the applicable Award agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly. Further, no payment that constitutes deferred compensation subject to Code Section 409A that would otherwise be made under the Plan or an Award agreement upon a Participant’s Termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Code Section 409A. Whenever a payment under the Plan or an Award agreement specifies a payment period with reference to a number of days (for example, “payment shall be made within sixty (60) days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company. In no event may the Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award or this Plan. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award agreement to the contrary, if a Participant is a “specified employee” as defined in Code Section 409A at the time of a Participant’s Termination of Service, then solely to the extent necessary to avoid the imposition of any additional taxes under Code Section 409A, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months following the Participant’s Termination of Service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the first day immediately following the end of such six-(6) month period (or death). Notwithstanding anything in this Plan to the contrary, to the extent that the Committee determines that any Award under the Plan may be subject to Section 409A of the Code, the Committee may, without a Participant’s consent, adopt such amendments to the Plan and the applicable Award agreement or take any other actions (including amendments and actions with retroactive effect), that the Committee, in its sole discretion, determines are necessary or appropriate to preserve the intended tax treatment of the Award, including without limitation, actions intended to (a) exempt the Award from Section 409A of the Code, or (b) comply with the requirements of Section 409A of the Code; provided, however, that nothing in this Subparagraph (l) shall create any obligation on the part of the Company or any of its Affiliates to adopt any such amendment or take any other such action or any liability for any failure to do so. Notwithstanding anything herein to the contrary, in no event shall the Company or its Affiliates have any obligation to indemnify or otherwise compensate any Participant for any taxes or interest imposed under Section 409A of the Code or similar provisions of state law.

(m) Notice. Unless otherwise provided in an Award Notice, any notice required herein of a Participant shall be delivered to the Company, c/o the Secretary, 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243; provided, however, that any Award transaction initiated through the Company’s approved broker shall constitute appropriate notice.

(n) Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflicts of laws principles.

(o) Deferrals. Subject to compliance with Section 409A of the Code and other applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of any Award on such terms and conditions as the Committee shall determine, including those applicable to any deferred compensation plan of the Company specified by the Committee. A Director may elect to receive any portion of the Director’s fees in the form of shares of Common Stock in lieu of cash, and further elect to defer receipt of such shares of Common Stock, pursuant to the rules and procedures set forth in Exhibit 1 hereto.

Exhibit 1

RULES AND PROCEDURES
FOR DEFERRAL OF
DIRECTORS’ FEES

A Director may elect to receive any portion of his or her Director’s fees in the form of shares of Common Stock in lieu of cash, and further elect to defer receipt of such shares of Common Stock pursuant to the rules and procedures set forth herein. Capitalized terms not defined herein shall have the meanings set forth in the Zion Oil & Gas, Inc. 2021 Omnibus Incentive Plan.

STOCK AND DEFERRAL ELECTION

The eligible individual Directors, on or before December 31 of each calendar year, may elect (such election, a “Stock and Deferral Election”), by filing a written notice to the Committee in such form as may be prescribed by the Committee from time to time (the “Stock and Deferral Election Form”) in the manner prescribed by the Committee, to receive a percentage of their Fees (which shall be set forth by the Committee in the Stock and Deferral Election Form) for the following calendar year in the form of shares of Common Stock (such fees, “Deferred Stock Fees”), the receipt of which shall be deferred until a later date elected by the Director (the “Deferral Date”).

With respect to the Deferred Stock Fees for each quarter, the number of shares to be issued for each quarter shall be determined by dividing the dollar amount of such portion of the Deferred Stock Fees that would otherwise be paid in cash to the Director for such quarter by the closing sales price per share of the Common Stock on the second day following the filing of the Company’s Quarterly Report on Form 10-Q relating to such quarter (or Annual Report on Form 10-K relating to the most recently completed fiscal year, in the case of the fourth quarter of such fiscal year) (such date, the “Determination Date”), as reported on the Nasdaq, or other stock or trading market on which the Company’s Common Stock is then traded, or if no closing sales price is reported or quoted on such date, then the closing sales price on the next following day on which the Common Stock was traded, as reported by the Nasdaq, or other stock or trading market, as the case may be.

Eligible Directors who are first elected or appointed to the Board during a particular calendar year, provided their service as a Director commences prior to the last quarter for such year, may elect to receive their Fees for that initial year of service in the form of Deferred Stock Fees by filing with the Committee a Stock and Deferral Election Form within the first thirty (30) days after the commencement date of their service as a Director (an “Initial Year Deferral Election”). A Director’s Initial Year Deferral Election will apply solely to the Fees to be received for the remaining full quarters of that year commencing after the date the Stock and Deferral Election Form is filed with the Committee. A Director who initially commences service during the last quarter of a year shall not be eligible to participate in the Plan for such commencement year.

The Stock and Deferral Election shall apply only to a single calendar year and shall be irrevocable for that year. Directors shall be fully vested in their right to receive Common Stock at all times.

The Deferral Date may be any date which is not earlier than the expiration of six (6) months from the close of the calendar quarter for which the Deferred Stock Fees were earned; provided, however, that each Stock and Deferral Election of a Director shall automatically terminate upon the earlier of (i) such Director’s “separation from service” (as defined under Section 409A of the Internal Revenue Code of 1986, as amended, and the accompanying regulations issued thereunder) (“Separation from Service”) for any reason or (ii) the date of a Corporate Change of the Company.

Any eligible Director who makes a Stock and Deferral Election shall be credited with phantom units of Common Stock at the same time and in the same number as if such Director had elected not to defer such Deferred Stock Fees. The phantom units of Common Stock shall be subject to adjustment as set forth in Article XIII of the Plan, as if such shares represented by such phantom units had been issued. Any dividends that are payable with respect to outstanding Common Stock shall not be eligible for deferral hereunder and shall be paid to eligible Directors at the same time and in the same amount as if the shares of Common Stock represented by an electing Director’s phantom units hereunder were outstanding.

The Company shall issue shares of Common Stock in respect of Deferred Stock Fees (in book entry form) represented by a Director’s phantom units within thirty (30) days after the earliest to occur of (i) the Deferral Date, (ii) the date of the Director’s Separation from Service for any reason (including death) or (iii) the date of a Change in Control of the Company. Any fractional share of Common Stock shall be rounded up to the nearest whole share.

In the event of a Director’s death, the Company shall issue shares of Common Stock represented by the Director’s phantom units to the legal representative of the Director’s estate within thirty (30) days after the earliest to occur of (i) the date of the Director’s death, (ii) the Deferral Date, or (iii) the consummation of a Change in Control of the Company. Any fractional share of Common Stock shall be rounded up to the nearest whole share.

STOCK NON-DEFERRAL ELECTION

The eligible individual Directors, on or before March 1 of each calendar year, may elect (such election, a “Stock Non-Deferral Election”), by filing a written notice to the Committee in such form as may be prescribed by the Committee from time to time (the “Stock Non-Deferral Election Form”), to receive a percentage of any Fees (which shall be set forth by the Committee in the Stock Non-Deferral Election Form) for the second, third and fourth quarters of such calendar year that do not constitute Deferred Stock Fees in the form of shares of Common Stock (such fees, “Non-Deferred Stock Fees”). For the avoidance of doubt, (i) Directors shall not be eligible to make a Stock Non-Deferral Election with respect to Retainer Fees earned for the first quarter of such calendar year, and (ii) a Director’s Stock Non-Deferral Election shall only apply with respect to those Fees that are not Deferred Stock Fees (and the Director’s Stock Deferral Election Form shall be irrevocable and shall control which Fees constitute Deferred Stock Fees for any particular calendar year, regardless of the order in which the Director files such Director’s Stock and Deferral Election Form and Stock Non-Deferral Election Form for the applicable year with the Company). The Stock Non-Deferral Election shall apply only to a single calendar year and shall be irrevocable for that year. Directors shall be fully vested in their right to receive Common Stock at all times.

With respect to the Non-Deferred Stock Fees for each quarter, the number of shares to be issued for each quarter shall be determined by dividing the dollar amount of such portion of the Non-Deferred Stock Fees that would otherwise be paid in cash to the Director for such quarter by the closing sales price per share of the Common Stock on the applicable Determination Date, as reported on the Nasdaq, or other stock or trading market on which the Company’s Common Stock is then traded, or if no closing sales price is reported or quoted on such date, then the closing sales price on the next following day on which the Common Stock was traded, as reported by the Nasdaq, or other stock or trading market, as the case may be.

Eligible Directors who are first elected or appointed to the Board during a particular calendar year shall not be eligible to elect to receive their Fees for that initial year of service in the form of Non-Deferred Stock Fees.

The Company shall issue shares of Common Stock in respect of Non-Deferred Stock Fees (in book entry form) (or, in the case of a Director’s death, to the legal representative of the Director’s estate) as soon as practicable after the Determination Date, but in no event later than thirty (30) days after such Determination Date. Any fractional share of Common Stock shall be rounded up to the nearest whole share.

SETTLEMENT OF FEES IN CASH

Any portion of the Fees that are not Non-Deferred Stock Fees or Deferred Stock Fees will be paid to the Director in cash on a monthly basis.

ZION OIL & GAS INC.

Appendix — ISRAEL

To the 2021 OMNIBUS INCENTIVE PLAN

1.           GENERAL

1.1 This appendix (the “Appendix”) shall apply only to Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax. The provisions specified hereunder shall form an integral part of the 2021 Omnibus Incentive Plan (the “Plan”) of the Company as defined in the Plan.

1.2 This Appendix is effective with respect to Awards to be granted according to the resolution of the Board, as such term is defined in the Plan and shall comply with Amendment no. 132 of the Israeli Tax Ordinance.

1.3 This Appendix is to be read as a continuation of the Plan and only refers to Awards granted to Israeli Participants so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 (the “Ordinance”), and any regulations, rules, orders or procedures promulgated thereunder, as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.4 The Plan and this Appendix are complementary to each other and shall be deemed one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail with respect to Awards granted to Israeli Participants.

1.5 Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to them in the Plan.

2.           DEFINITIONS

“Affiliate” means any subsidiary or affiliated company including any “employing Corporation” within the meaning of Section 102(a) of the Ordinance.

“Approved 102 Option” means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant, who is an Israeli Employee.

“Capital Gain Option” or “CGO” means an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

“Company” means Zion Oil & Gas Inc., a US Delaware Company, or any other company which constitutes part of the Zion Oil & Gas Inc group of companies, including, inter alia, its Parent or Subsidiary or any other affiliate or successor company as the Board shall determine.

“Controlling Shareholder” means a controlling shareholder (Ba’al Shlita) as such term is defined in Section 32(9) of the Ordinance.

“Employee” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder.

“ITA” means the Israeli Tax Authorities.

“Non-Employee” means a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

“Office Holders” [“Nose Misra”] - as such term is defined in the Companies Act, 1999, including, inter alia, any other person who is part of the upper management of the Company and who grants managerial services to the Company.

“OIO” Ordinary Income Option which means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

“Option” means an option to purchase one or more Shares of the Company pursuant to the Plan including 102 Options and 3(i) Options.

“102 Option” means any Option granted to Israeli Employees in accordance with and subject to Section 102 of the Ordinance.

“3(i) Option” means an Option granted in accordance with and subject to Section 3(i)of the Ordinance to any person who is a Non-Employee.

“Ordinance” means the Israeli Income Tax Ordinance (New Version) 1961, as now in effect or as hereafter amended.

“Section 102” means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

“Trustee” shall mean any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

“Unapproved 102 Option” means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

Without derogating from the above, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Corporation’s shares are listed on any established stock exchange or a national market system or if the Corporation’s shares will be registered for trading within ninety (90) days following the Date of Grant, the Fair Market Value of a Share at the Date of Grant shall be determined in accordance with the provisions of Section 102(b)(3) of the Ordinance.

3.           ISSUANCE OF OPTIONS; ELIGIBILITY

3.1 The persons eligible for participation in the Plan as participants shall include any Employees, Office Holders and/or Non-Employees of the Company as such term is defined in the Plan; provided, however, that (i) Employees may only be granted 102 Options and Office Holders may be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i)Options and Office Holders may be granted 3(i)Options..

3.2 The Company may designate Options granted to Israeli Employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

3.3 The grant of Approved 102 Options shall be made under this Appendix adopted by the Board. The company will apply to the ITA for approval of the Plan, the Sub-Plan and the Trustee.

3.4 Approved 102 Option may either be classified as Capital Gain Option (CGO) or Ordinary Income Option (OIO).

3.5 The Company shall choose only one tax route for the Plan. The Corporation’s election of the type of Approved 102 Options as CGO or OIO granted to Israeli Employees (the “Election”), shall be appropriately filed with the ITA before the Date of Grant of an Approved 102 Option under such Election. Once the Company has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the lapse of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election and only in accordance with Section 102(g) of the ITO.

Such Election shall become effective beginning the first Date of Grant of an Approved 102 Option under such Election and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Options under such Election. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

3.6 All approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

3.7 For the avoidance of any doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and the regulations promulgated thereunder.

4.           TRUSTEE

4.1 Approved 102 Options which shall be granted under the Plan and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights including, without limitation, bonus shares, shall be allocated or issued to the Trustee (and registered in the Trustee’s name in the register of members of the Corporation) and held for the benefit of the Participants for such period of time as required by Section 102 (the “Holding Period”). All certificates representing Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the aforesaid trust as herein provided. In case the requirements for Approved 102 Options are not met, then the Approved 102 Options may be treated as Unapproved 102 Options, all in accordance with the provisions of Section 102.

4.2 Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Participants’ tax liabilities arising from Approved 102 Options which were granted to such Participant and/or any Shares allocated or issued upon exercise of such Options.

4.3 With respect to any Approved 102 Option, subject to the provisions of Section 102, an Participant shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102.

4.4 Upon receipt of Approved 102 Option, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and this Appendix, or any Approved 102 Option or Share granted to him thereunder.

4.5 It should be emphasized that for this Appendix, the Company shall elect only one trustee.

5.           FAIR MARKET VALUE FOR TAX PURPOSES

Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant of the CGO, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Corporation’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

6.           EXERCISE OF OPTIONS

6.1 Options shall be exercised by the Participant’s giving a written notice and remitting payment of the Purchase Price to the Company or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company and the Trustee and when applicable, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company or the Representative and the payment of the Purchase Price at the Corporation’s or the Representative’s principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

6.2 With respect to Unapproved 102 Options, if the Participant ceases to be employed by the Company or any Affiliate, the Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of Sale of Shares, all in accordance with the provisions of Section 102.

7.           INTEGRATION OF SECTION 102 AND TAX COMMISSIONER’S PERMIT

7.1 With regards to Approved 102 Options, the provisions of the Plan and/or any Option Agreement entered into in conjunction with any Option Grant (the “Option Agreement”) shall be subject to the provisions of Section 102 and the Income Tax Commissioner’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement.

7.2 Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Participants.

8.           TAX CONSEQUENCES

8.1 To the extent permitted by Applicable laws, any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and/or the Trustee or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participants agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

8.2 The Company and/or the Trustee shall not be required to release any Share certificate to an Participant until all required payments have been fully made by the Participant.

9.           GOVERNING LAW & JURISDICTION

The competent courts of Tel-Aviv, Israel shall have sole jurisdiction to adjudicate any dispute that may arise in connection with the application, interpretation or enforcement of Section 102 including (without limitation) matters involving the Trustee and the Israeli tax consequences of the holding of the Options or the Shares in trust and the release and transfer of such Options or Shares by the Trustee.

ANNUAL MEETING OF SHAREHOLDERS OF ZION OIL & GAS, INC. June 5, 2024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/Zionoil/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333330300000000 7 060524 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF PROPOSALS BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Holders of the common stock of Zion Oil & Gas, Inc. as of the close of business on the record date of April 8, 2024, are entitled to vote before and at the Annual Meeting via www.voteproxy.com, or calling toll free 1-800-776-9437, but you are encouraged to vote prior to the meeting, since this internet site and this phone number are the only ways to vote during the Annual Meeting webinar. The Annual Meeting webinar provides us the opportunity to present a review of our current exploration activities in Israel and our plans for future operations to more of our shareholders. To register and participate in the Annual Meeting via live webinar, you will need your control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Please register for the webinar at https://www.zionoil.com/2024AMS by May 31, 2024. When registering, shareholders may submit questions for the Q & A portion of the Meeting. The webinar details will be emailed to registered shareholders prior to the Annual Meeting. The Annual Meeting will begin promptly at 9 :00 a .m. Local Time on June 5, 2024. A recorded presentation of the meeting will be available on our website later. 1. Elect five directors of the Company as Class I directors to serve for a term of three years; FOR AGAINST ABSTAIN Kent Siegel Sarah Caygill Javier Mazón Jeffrey Moskowitz John Brown 2. Ratify the appointment of RBSM, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,500 shares to 58,823,500 shares. NOTE: Conduct such other business as may properly come before the Annual Meeting and any adjournment(s) thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ZION OIL & GAS, INC. Proxy for Annual Meeting of Shareholders on June 5, 2024 at 9:00 AM Local Time via live webinar, please register at https://www.zionoil.com/2024AMS by May 31, 2024. Webinar details will be emailed to registered shareholders prior to the Annual Meeting. Solicited on Behalf of the Board of Directors The undersigned hereby appoints Martin van Brauman and Michael Croswell, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Zion Oil & Gas, Inc., to be held June 5, 2024, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF ZION OIL & GAS, INC. June 5, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 10:15 AM EST Wednesday, June 5, 2024. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/Zionoil/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00003333330300000000 7 060524 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF PROPOSALS BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Holders of the common stock of Zion Oil & Gas, Inc. as of the close of business on the record date of April 8, 2024, are entitled to vote before and at the Annual Meeting via www.voteproxy.com, or calling toll free 1-800-776-9437, but you are encouraged to vote prior to the meeting, since this internet site and this phone number are the only ways to vote during the Annual Meeting webinar. The Annual Meeting webinar provides us the opportunity to present a review of our current exploration activities in Israel and our plans for future operations to more of our shareholders. To register and participate in the Annual Meeting via live webinar, you will need your control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Please register for the webinar at https://www.zionoil.com/2024AMS by May 31, 2024. When registering, shareholders may submit questions for the Q & A portion of the Meeting. The webinar details will be emailed to registered shareholders prior to the Annual Meeting. The Annual Meeting will begin promptly at 9 :00 a .m. Local Time on June 5, 2024. A recorded presentation of the meeting will be available on our website later. 1. Elect five directors of the Company as Class I directors to serve for a term of three years; Kent Siegel Sarah Caygill Javier Mazón Jeffrey Moskowitz John Brown 2. Ratify the appointment of RBSM, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,500 shares to 58,823,500 shares. NOTE: Conduct such other business as may properly come before the Annual Meeting and any adjournment(s) thereof. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of ZION OIL & GAS, INC. To Be Held On June 5, 2024 at 9:00 AM Local Time With the Annual Meeting via live webinar, please register at https://www.zionoil.com/2024AMS by May 31, 2024. Webinar details will be emailed to registered shareholders prior to the Annual Meeting COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/22/24. Please visit http://www.astproxyportal.com/ast/Zionoil/, where the following materials are available for view: Notice of Annual Meeting of Shareholders Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 10:15 AM Eastern Time, Wednesday, June 5, 2024. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: If you received a printed copy of the Proxy Card, you can vote by marking, dating and signing it, and promptly returning it in the postage-paid envelope provided. Holders of the common stock of Zion Oil & Gas, Inc. as of the close of business on the record date of April 8, 2024, are entitled to vote before and at the Annual Meeting via www.voteproxy.com, or calling toll free 1-800-776-9437, but you are encouraged to vote prior to the meeting, since this internet site and this phone number are the only ways to vote during the Annual Meeting webinar. The Annual Meeting webinar provides us the opportunity to present a review of our current exploration activities in Israel and our plans for future operations to more of our shareholders. To register and participate in the Annual Meeting via live webinar, you will need your control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Please register for the webinar at https://www.zionoil.com/2024AMS by May 31, 2024. When registering, shareholders may submit questions for the Q & A portion of the Meeting. The webinar details will be emailed to registered shareholders prior to the Annual Meeting. The Annual Meeting will begin promptly at 9 :00 a .m. Local Time on June 5, 2024. A recorded presentation of the meeting will be available on our website later. 1. Elect five directors of the Company as Class I directors to serve for a term of three years; Kent Siegel Sarah Caygill Javier Mazón Jeffrey Moskowitz John Brown 2. Ratify the appointment of RBSM, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,500 shares to 58,823,500 shares. NOTE: Conduct such other business as may properly come before the Annual Meeting and any adjournment(s) thereof. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE PROPOSALS. Please note that you cannot use this notice to vote by mail.